                                                      REGISTRATION NOS. 33-19836
                                                                       811-05457


     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2010.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------
                                    FORM N-4

                                 --------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [ ]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]

                         POST-EFFECTIVE AMENDMENT NO. 31                     [X]

                             REGISTRATION STATEMENT                          [ ]
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 31                             [X]

                        (CHECK APPROPRIATE BOX OR BOXES)



                                 --------------


                             Keynote Series Account
                           (EXACT NAME OF REGISTRANT)

                           MONY LIFE INSURANCE COMPANY
                            (EXACT NAME OF DEPOSITOR)

                           1290 Avenue of the Americas
                            New York, New York 10104
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 554-1234
                         (DEPOSITOR'S TELEPHONE NUMBER)

                                   Dodie Kent
                  Vice President and Associate General Counsel
                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                            New York, New York 10104
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                  PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                           Christopher E. Palmer, Esq.
                               Goodwin Procter LLP
                             901 New York Avenue, NW
                              Washington, DC 20001

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 30, 2010 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485


[ ] on May 1, 2010 pursuant to paragraph (a)(1) of Rule 485


[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

[ ] on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Group Variable Annuity Contracts

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     KEYNOTE


                                 SERIES ACCOUNT


                                   ("KEYNOTE")



       PROSPECTUS








BALANCED SUBACCOUNT




         CALVERT SERIES SUBACCOUNT

                  CORE BOND SUBACCOUNT

                           INFLATION-PROTECTED SECURITIES SUBACCOUNT

                                    LARGE GROWTH SUBACCOUNT

                                             LARGE VALUE SUBACCOUNT

                                                       MONEY MARKET SUBACCOUNT

                                 --------------



                                   MAY 1, 2010


                                                                     (MONY LOGO)

                                     KEYNOTE
                                 SERIES ACCOUNT
                                   ("KEYNOTE")

                        GROUP VARIABLE ANNUITY CONTRACTS
             SECTIONS 401(a), 401(k), 403(b), 408(IRA), 457 AND NQDC

                                    ISSUED BY

                       MONY LIFE INSURANCE COMPANY("MONY")
      1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104; (914) 697-8000

     MONY Life Insurance Company was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998 MONY converted to a stock company through demutualization and was renamed MONY Life Insurance Company ("MONY"). The demutualization did not have any material effect on the Group Variable Annuity Contracts. AXA Financial, Inc. is the parent company of MONY.

     We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only.


     Purchase Payments under the Contracts are allocated to a segregated investment account of MONY Life Insurance Company ("MONY"), which account has been designated Keynote. Purchase Payments directed to Keynote may be allocated among such of the Subaccounts in Keynote as are made available under the Contracts. The assets in each Subaccount are invested in a series of Transamerica Partners Portfolios or in the Calvert VP SRI Balanced Portfolio ("Calvert Series") at their net asset value. (See "Transamerica Partners Portfolios" and Calvert Series at page 13.) The six currently available Series of Transamerica Partners Portfolios are the Money Market Series, Inflation-Protected Securities Series, Core Bond Series, Balanced Series, Large Value Series, and Large Growth Series. The Calvert Series is an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. A copy of the Calvert Series Summary Prospectus appears at the end of this Keynote Prospectus.



     KEYNOTE SUBACCOUNTS WHICH INVEST IN TRANSAMERICA PARTNERS PORTFOLIOS DO SO UNDER A CORE/FEEDER ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, TRANSAMERICA PARTNERS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "TRANSAMERICA PARTNERS PORTFOLIOS" ON PAGE 28 HEREIN.


     The value of the Accumulation Accounts maintained in Keynote will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Transamerica Partners Portfolios and the Calvert Series.

     This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.


     A Statement of Additional Information ("SAI") dated May 1, 2010 incorporated herein by reference, and containing additional information about the Contracts and Transamerica Partners Portfolios, has been filed with the Securities and Exchange Commission. The SAI is available from MONY without charge upon written request to the above address or by telephoning (914) 627-3000 or by accessing the SEC's website at www.sec.gov. The Table of Contents of the SAI can be found on page 61 of this Prospectus.


     This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES.

                                DATED MAY 1, 2010

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Definitions.............................................................      4
Synopsis................................................................      6
  Fee Tables............................................................      6
  Condensed Financial Information.......................................      8
  The Contracts.........................................................      9
  Keynote...............................................................      9
  Charges...............................................................      9
  Credit and Allocation of Purchase Payments............................      9
  Redemption............................................................     10
  Transfers.............................................................     10
  Frequent Allocations of Purchase Payments.............................     10
  Payment Options.......................................................     11
  Voting Rights.........................................................     11
  Death Benefit.........................................................     11
  Distribution of the Contracts.........................................     11
MONY....................................................................     12
Keynote Series Account..................................................     12
  Calvert Series........................................................     13
  Transamerica Partners Portfolios......................................     13
Charges.................................................................     15
  Charges for Mortality and Expense Risks...............................     15
  Annual Contract Charge................................................     15
  Investment Management Fee.............................................     15
  Premium Tax...........................................................     16
Summary of the Contracts................................................     17
  Ownership.............................................................     17
  Purchase Payments.....................................................     17
  Employer Sponsored Plan Requirements..................................     17
  Rights of the Participant Under the Contract..........................     18
  Rights Upon Suspension of Contract or Termination of Plan.............     18
  403(b) Contract.......................................................     18
  401(a) Contract/401(k) Contract and NQDC Contracts....................     18
  457 and 408 (IRA) Contracts...........................................     18
  Failure of Qualification..............................................     18
  Transfers.............................................................     18
Rights Reserved By MONY.................................................     19
Credit of Purchase Payments.............................................     19
  Allocation of Purchase Payments.......................................     20
  Determination of Unit Value...........................................     20
Death Benefit...........................................................     20
Redemption During the Accumulation Period...............................     21
Payment Options.........................................................     21
  Annuity Purchase Date.................................................     22
  Fixed Annuity.........................................................     22
  Fixed Annuity Options.................................................     22
  Payments to a Beneficiary Following the Annuitant's Death.............     23
  Voting Rights.........................................................     23
Distribution of the Contracts...........................................     25
Federal Income Tax Status...............................................     25
  Tax Treatment of MONY.................................................     25

                                                                           PAGE
                                                                           ----
  Taxation of Annuities in General......................................     25
  Surrenders, Death Benefits, Assignments and Gifts.....................     26
  Annuity Payments......................................................     26
  Penalty Tax...........................................................     26
Transamerica Partners Portfolios........................................     28
More on the Transamerica Partners Portfolios' Strategies and
  Investments...........................................................     44
More on Risks of Investing in the Transamerica Partners Portfolios......     46
Management of Transamerica Partners Portfolios..........................     52
Other Information Regarding Transamerica Partners Portfolios............     56
  Purchase and Redemption of Interests in Transamerica Partners
     Portfolios.........................................................     56
Experts.................................................................     59
Legal Proceedings.......................................................     59
Financial Statements....................................................     59
Additional Information..................................................     60
Table of Contents of Statement of Additional Information................     61
Request for Keynote Statement of Additional Information.................     62
Summary Prospectus of Calvert Series....................................    A-1

                                   DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" page 22), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Transamerica Partners Balanced Portfolio, a series of Transamerica Partners Portfolios.


     CALVERT SERIES: the Calvert VP SRI Balanced Portfolio, a series of Calvert Variable Series, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.


     CONTRACT(S): the group variable annuity contract(s) offered by MONY to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     CORE BOND SERIES: Transamerica Partners Core Bond Portfolio, a series of Transamerica Partners Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     INFLATION-PROTECTED SECURITIES SERIES: Transamerica Partners Inflation-Protected Securities Portfolio, a series of Transamerica Partners Portfolios.

     IRA CONTRACTHOLDER: a tax-exempt or taxable organization or an association of members who share a common interest.

     LARGE GROWTH SERIES: Transamerica Partners Large Growth Portfolio, a series of Transamerica Partners Portfolios.

     LARGE VALUE SERIES: Transamerica Partners Large Value Portfolio, a series of Transamerica Partners Portfolios.

     MONEY MARKET SERIES: Transamerica Partners Money Market Portfolio, a series of Transamerica Partners Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PORTFOLIO BUSINESS DAY: each day during which the Advisers of a Series are open for business.

     PURCHASE PAYMENT: the amount contributed and remitted to MONY by an employer on behalf of a Participant.

     SUBSTITUTION: the investment by Keynote Subaccounts in corresponding series of Transamerica Partners Portfolios of the proceeds received upon the redemption by each Subaccount of shares of MONY Series Fund, Inc. in accordance with an order of the Securities and Exchange Commission dated June 8, 1994.

     SUBACCOUNT: a subdivision of Keynote which is available for the allocation of Purchase Payments under the Contracts. Six Subaccounts invest in a corresponding series of Transamerica Partners Portfolios. The Calvert Series Subaccount invests in the Calvert Series.

     TAM: Transamerica Asset Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

     TRANSAMERICA PARTNERS PORTFOLIOS: Transamerica Partners Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION TIME: each day as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. New York time).

     VALUATION PERIOD: The period between the ending of two successive Valuation Times.

     NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

FEE TABLES

     The following tables describe the various costs and expenses that you will pay, directly or indirectly, if you invest in Keynote.

     The following table shows the fees and expenses that you will pay periodically during the time that you invest under a Contract, not including the fees and expenses of the underlying Portfolios (or the Calvert Series). In addition, in some jurisdictions premium taxes may be deducted from your annuity purchase payments or from your Accumulation Amount when it is applied to purchase an annuity.

                             KEYNOTE SERIES ACCOUNT

                                                   MAXIMUM     CURRENT
                                                   -------     -------
ANNUAL CONTRACT FEE.........................           $50(1)  NONE(1)
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A
  PERCENTAGE OF AVERAGE ACCOUNT VALUE)
     Mortality Risk Fees....................                      0.80%
     Administrative Expense Risk Fees.......                      0.45%
                                                               -------
     Total Mortality and Expense Risk Fees..                      1.25%
     Total Separate Account Annual
       Expenses.............................                      1.25%



----------
(1) MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account in accordance with the provisions of the Contracts.

     The following table shows the minimum and maximum total operating expenses charged by the Transamerica Partners Portfolios and the Calvert Series that you may pay periodically during the time that you invest under a Contract. More detail concerning the fees and changes of each Transamerica Partners Portfolio and the Calvert Series is included in "Management of Transamerica Partners Portfolios," on page 44, and in the prospectus for the Calvert Series.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                MINIMUM     MAXIMUM
                                                                -------     -------
Expenses that are deducted from the assets of the
  Transamerica Partners Portfolio or the Calvert Series,
  including management fees and other expenses...............     0.27        0.91




     The following table shows the estimated fees and expenses you may pay if you invest in a Portfolio, and reflects expenses incurred by the Portfolio during its fiscal year ended December 31, 2009. Actual expenses may vary significantly. Your investment in each Keynote Subaccount will bear its pro rata share of the fees and expenses of the Portfolio or Calvert Series in which it invests.



------------------------------------------------------------------------------------------------------
                                                                INFLATION-
                                                   MONEY         PROTECTED        CORE
                                                  MARKET        SECURITIES        BOND        BALANCED
                                               PORTFOLIO(1)      PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------
 Management Fees...........................        0.25            0.35           0.35          0.45
------------------------------------------------------------------------------------------------------
 Other Expenses............................        0.02            0.05           0.03          0.10
------------------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating                  0.27            0.40           0.38          0.55
     Expenses...............................
------------------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense                           --              (3)            --          0.05
     Reimbursement(2).......................
------------------------------------------------------------------------------------------------------
 Net Annual Portfolio Operating Expenses...        0.27            0.40           0.38          0.50
------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                            LARGE         LARGE
                                                            VALUE         GROWTH      CALVERT
                                                          PORTFOLIO     PORTFOLIO      SERIES
---------------------------------------------------------------------------------------------
 Management Fees......................................       0.45          0.62         0.70
---------------------------------------------------------------------------------------------
 Other Expenses.......................................       0.03          0.03         0.21
---------------------------------------------------------------------------------------------
 Total Annual Portfolio Operating Expenses............       0.48          0.65         0.91
---------------------------------------------------------------------------------------------
 Fee Waiver and/or Expense Reimbursement(2)...........         (3)           (3)          --
---------------------------------------------------------------------------------------------
 Net Annual Portfolio Operating Expenses..............       0.48          0.65         0.91
---------------------------------------------------------------------------------------------




----------

(1) In order to avoid a negative yield, the Series' adviser, Transamerica Asset Management, Inc., or any of its affiliates may waive fees or reimburse expenses of the Money Market Series. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by the Series to Transamerica Asset Management or its affiliates. There is no guarantee that the Series will be able to avoid a negative yield.

(2) The investment adviser to each Transamerica Partners Portfolio has contractually agreed to waive its fees or reimburse the Portfolio for its expenses. Each of these agreements is in effect through May 1, 2017.

(3) Amount waived less than 0.005%.

Example

     This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract fees and expenses and portfolio company fees and expenses.

     If you (i) surrender your contract at the end of the applicable time period, (ii) annuitize at the end of the applicable time period or (iii) do not surrender your contract, you would pay the following expenses on a $10,000 investment, assuming a 5% annual rate of return.

     The following examples assume a 5% return each year (this assumption is required by the SEC and is not a prediction of any subaccount's future performance). These examples should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown. Premium taxes may also be applicable.

     The following example is based on fees after contractual waivers and reimbursements and reflects the imposition of the mortality and expense risk charge of 1.25%.




                                                        AFTER     AFTER      AFTER       AFTER
SUBACCOUNT                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------                                             ------    -------    -------    --------
Money Market........................................    $155       $480      $  829     $1,813
Inflation-Protected Securities......................    $168       $520      $  897     $1,955
Core Bond...........................................    $166       $514      $  887     $ 1,933
Balanced............................................    $178       $551      $  949     $2,082
Large Value.........................................    $176       $545      $  939     $2,041
Large Growth........................................    $193       $597      $1,026     $2,222
Calvert Series......................................    $219       $676      $1,159     $ 2,493

                         CONDENSED FINANCIAL INFORMATION
                             KEYNOTE SERIES ACCOUNT
                            ACCUMULATION UNIT VALUES

KEYNOTE SUBACCOUNT



                                                                    UNIT VALUE
                        --------------------------------------------------------------------------------------------------
                        DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Money Market..........   $18.11    $18.67    $18.81    $18.84    $18.91    $19.29    $20.01    $20.81    $21.09    $21.09
Inflation-Protected
  Securities..........    17.53     18.52     19.84     19.94     20.03     20.08     20.55     22.39     21.67     23.58
Core Bond.............    24.80     26.24     28.36     29.35     30.38     30.76     31.69     33.44     32.47     36.20
Balanced..............    34.75     32.55     28.97     33.73     36.13     37.73     41.70     41.98     30.41     37.06
Large Value...........    44.31     42.95     36.00     45.06     50.32     53.20     63.51     61.70     34.83     40.09
Large Growth..........    58.57     46.26     35.00     43.82     46.70     49.51     50.99     56.61     33.66     45.06
Calvert Series........    27.58     25.38     22.05     26.03     27.87     29.13     31.34     31.85     21.63     26.78
                                                                 UNITS OUTSTANDING
                        --------------------------------------------------------------------------------------------------
                        DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
                          2000      2001      2002      2003      2004      2005      2006      2007      2008      2009
                        --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Money Market..........     9,488    14,818    21,373    16,085    10,564     5,786     5,927     6,535   21,866     1,549
Inflation-Protected
  Securities..........     9,742    23,408    35,823    14,922    12,729     7,500     4,321     4,372    2,650       916
Core Bond.............    11,172    14,282    13,580     9,898     8,726     7,375     5,418     5,876    4,700     2,924
Balanced..............    67,074    60,898    52,976    48,109    47,323    44,270    39,005    37,770   17,788    10,335
Large Value...........   219,973   200,912   159,138   147,238   139,062   123,843   111,730   107,338   49,041    30,916
Large Growth..........   142,030   110,873    81,284    74,686    68,770    57,543    48,974    45,839   24,321    16,318
Calvert Series........    12,809    10,518    11,098    12,036    12,993    13,850    14,357    14,732   11,197    10,353




--------
Further information about the performance of Keynote is contained in the Annual Report of Keynote which is available, free of charge, by contacting MONY at the address or at the telephone number set forth on the cover of this Prospectus. For more information about accumulation unit values, see "Determination of Unit Value," page 20.

THE CONTRACTS

     We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract.

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

KEYNOTE

     Purchase Payments under the Contract(s) are allocated to Keynote which is a separate account of MONY. Keynote is divided into Subaccounts, six of which correspond to Transamerica Partners Portfolios' Money Market, Inflation-Protected Securities, Core Bond, Balanced, Large Value, and Large Growth Series, respectively. The Calvert Series Subaccount invests in the Calvert Series. The assets in each Subaccount are invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series at their net asset value (See "Transamerica Partners Portfolios" and "Calvert Series" at page 13.) Each series of Transamerica Partners Portfolios is managed by Transamerica Asset Management, Inc. ("TAM"). AXA Advisors serves as both distributor and principal underwriter. The Calvert Series is a series of Calvert Variable Series, Inc. (the "Fund") a diversified open-end management company whose investment adviser is Calvert Asset Management Company, Inc. Because the contracts are no longer being offered, MONY may consider closing Keynote or may consider other potential investment options in the future.

     The value of a Participant's Accumulation Account maintained in Keynote will vary based upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series to which Purchase Payments are allocated.


     The Calvert Series is an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. A copy of the Calvert Series Summary Prospectus appears at the end of this Keynote Prospectus. Transamerica Partners Portfolios is an open-end, diversified management investment company which has six series with differing investment objectives available under the Contracts. See "Transamerica Partners Portfolios" at page 13 herein.


CHARGES

     MONY makes daily charges against the net assets of Keynote at an annual rate of 1.25%, consisting of 0.80% for mortality risks and 0.45% for administrative expense risks. (See "Charges -- Charges for Mortality and Expense Risks" on page 15.) In addition, MONY reserves the right to deduct an annual contract charge, not to exceed $50, from a Participant's Accumulation Account (See "Charges -- Annual Contract Charge" on page 15.)

     In addition to the charges set forth above, TAM, which serves as an investment adviser to each series of Transamerica Partners Portfolios, and Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series, impose a charge against the net asset value of each series of Transamerica Partners Portfolios or the Calvert Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See "Premium Tax" on page 16.)

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Transamerica Partners Portfolios or the Calvert Series, as appropriate. (See "Credit of Purchase Payments" on page 19.)

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to the participant's death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges.

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under the Contract and other significant withdrawal restrictions may be imposed by the Code.

TRANSFERS


     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers, subject to the limitations described in the following section. While MONY has no present intention to do so, it reserves the right to impose transfer charges at a later date. If MONY were to impose transfer charges, this prospectus would be amended to reflect any applicable fee. Transfers may be made in writing or by telephone by calling
(914) 627-3000. (See "Transfers" on page 18.) MONY reserves the right to discontinue allowing telephone transfers.


FREQUENT ALLOCATIONS OF PURCHASE PAYMENTS

     Frequent purchases and redemptions of investment in Keynote (and therefore indirectly in the underlying mutual fund shares) may interfere with the efficient management of a mutual fund's portfolio by its portfolio manager, increase portfolio transaction costs, and may also have a negative effect on the long term investors in the Subaccounts and the underlying mutual funds. For example, in order to handle large flows of cash into and out of the underlying mutual fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund's performance. In addition, the return received by long term investors may be reduced when allocations by other investors are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

     Because of the potential harm to the Subaccounts and their long term investors, MONY has implemented policies and procedures that are intended to discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a Subaccount may limit additional allocations of purchase payments directed to the Subaccount by Participants who are believed by the underlying fund manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent allocations of purchase payments. For this reason, MONY has not adopted any specific restrictions on allocations of purchase payments, but each Subaccount reserves the right to reject any allocation with or without prior notice to the Participant. It is the intent of these policies not to accommodate market timing. In cases where surveillance of a particular Participant account establishes what the underlying fund manager believes to be obvious market timing, MONY will seek to block future allocations of purchase payments by that Participant. Where surveillance of a particular Participant account indicates activity that the underlying fund manager believes could be either abusive or for legitimate purposes, the Subaccount may permit the Participant to justify the activity.

     The Subaccounts' policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Subaccounts reserve the right to modify these or adopt additional policies and restrictions in the future. Participants should be aware, however, that any surveillance techniques currently employed by the Subaccounts or other techniques that may be adopted in the future, may not be effective.

     As noted above, if a Subaccount is unable to detect and deter trading abuses, the Subaccount's performance, and its long term investors, may be harmed. In addition, because the Subaccounts have not adopted any specific limitations or restrictions on allocations of purchase payments, investors may be harmed by the extra costs and portfolio management inefficiencies that result from frequent allocations of purchase payments, even when the allocations are not for abusive purposes. Because the Subaccounts apply their policies and procedures in a discretionary manner, different Participants may be treated differently, which could result in some investors being able to engage in frequent trading while others bear the costs and effects of that trading. The Subaccounts will provide advance notice to Participants of any specific restrictions on allocations of purchase payments that the Subaccounts may adopt in the future.

     Additionally, the Transamerica Partners Portfolios have adopted policies and procedures to prevent the selective release of non-public information about the portfolio holdings, as such information may be used for market-timing and similar abusive practices.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 21.)

VOTING RIGHTS

     To the extent required by law, MONY will vote the interests in Transamerica Partners Portfolios and the Calvert Series held in Keynote in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct MONY in accordance with the instructions received from Participants. (See "Voting Rights" on page 23.)

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 20.)

DISTRIBUTION OF THE CONTRACTS

     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts.

                                      MONY


     MONY Life Insurance Company ("MONY"), is a New York stock life insurance corporation organized in 1842. MONY is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of MONY, and under its other arrangements with MONY and its parent, AXA exercises significant influence over the operations and capital structure of MONY and its parent. AXA holds its interest in MONY through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings Inc. and AXA Equitable Financial Services, LLC. MONY is obligated to pay all amounts that are promised to be paid under the Contracts. No company other than MONY, however, has any legal responsibility to pay amounts that MONY owes under the contracts.


     The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where MONY is authorized to do business. Interests under the Contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The Contract is a "covered security" under the federal securities laws.

     We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. MONY is licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, and Guam. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



     On July 8, 2004, AXA Financial, Inc. acquired the The MONY Group, Inc. which was, prior to that date, the parent company of MONY. The process of integrating the business operations of MONY with those of AXA Financial was completed in 2005.


                             KEYNOTE SERIES ACCOUNT

     Keynote was established by MONY under New York Insurance Law on December 16, 1987 as a separate account. Keynote will hold assets that are segregated from all of MONY's other assets and at present is used only to support the Contracts. MONY is the legal holder of the assets in Keynote and will at all times maintain assets in Keynote with a total market value at least equal to the contract liabilities for Keynote. The obligations under the Contracts are obligations of MONY. Income, gains, and losses, whether or not realized, from assets allocated to Keynote, are, in accordance with the Contracts, credited to or charged against Keynote without regard to other income, gains, or losses of MONY. The assets in Keynote may not be charged with liabilities which arise from any other business MONY conducts. Keynote assets may include accumulation of the charges MONY makes against a Contract participating in Keynote. From time to time, any such additional assets may be transferred in cash to MONY's general account.

     Keynote is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Keynote. Although Keynote is registered, the SEC does not monitor the activity of Keynote on a daily basis. MONY is not required to register, and is not registered, as an investment company under the 1940 Act. For state law purposes, Keynote is treated as a part or division of MONY.

     There are currently seven Subaccounts within Keynote which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert VP SRI Balanced Portfolio (the "Calvert Series"), a series of Calvert Variable Series, Inc. ("Calvert Variable"), an open-end management investment company registered with the SEC under the 1940 Act. The six other Subaccounts invest in six respective series of Transamerica Partners Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series and Transamerica Partners Portfolios. A more complete description of the Calvert Series, its investment objectives and policies, its expenses, the risks attendant in investing therein and other aspects of its operations is contained in the accompanying Summary Prospectus for the Calvert Series. Full descriptions of the six series of Transamerica Partners Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Transamerica Partners Portfolios". Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Transamerica Partners Portfolios and the Calvert Series.


CALVERT SERIES


     The Calvert Series is a series of Calvert Variable Series, Inc. ("CVS"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management investment company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of CVS are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. For additional risk disclosure, see the Calvert Series Summary Prospectus which is contained in the last section of this Prospectus. Keynote will purchase and redeem shares from the Calvert Series at net asset value.



     The investment objective of the Calvert Series is set forth in the Summary Prospectus for the Calvert Series which appears at the end of this Prospectus. Briefly, the objective is to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability, and social responsibility factors. There can be no assurance that the objective of the Calvert Series will be realized.


TRANSAMERICA PARTNERS PORTFOLIOS

     Each of the other six Subaccounts of Keynote listed below invests exclusively in the corresponding series of Transamerica Partners Portfolios set forth below:


                                                SERIES OF TRANSAMERICA PARTNERS
            KEYNOTE SUBACCOUNT                             PORTFOLIOS
            ------------------                  -------------------------------
Keynote Money Market Subaccount..........  Transamerica Partners Money Market
                                           Portfolio (the "Money Market Series")
Keynote Inflation-Protected Securities
  Subaccount.............................  Transamerica Partners Inflation-Protected
                                           Securities Portfolio (the "Inflation-
                                           Protected Securities Series")
Keynote Core Bond Subaccount.............  Transamerica Partners Core Bond Portfolio
                                           (the "Core Bond Series")
Keynote Balanced Subaccount..............  Transamerica Partners Balanced Portfolio
                                           (the "Balanced Series")
Keynote Large Value Subaccount...........  Transamerica Partners Large Value
                                           Portfolio (the "Large Value Series")
Keynote Large Growth Subaccount..........  Transamerica Partners Large Growth
                                           Portfolio (the "Large Growth Series")

     Transamerica Partners Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Transamerica Partners Portfolios.

     TAM acts as investment adviser and administrator to each series of Transamerica Partners Portfolios. With respect to each series of Transamerica Partners Portfolios, TAM has contracted for certain investment advisory services with one or more subadvisers. TAM and the subadviser or subadvisers for a particular series of Transamerica Partners Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Transamerica Partners Portfolios currently available under the Contracts through Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met. An investor's interest in a Keynote Subaccount is neither insured nor guaranteed by the U.S. Government.

     Money Market Series: To provide liquidity and as high a level of current income as is consistent with the preservation of capital.

     Inflation-Protected Securities Series: To seek maximum real return consistent with the preservation of capital.

     Core Bond Series:  To achieve maximum total return.

     Balanced Series: To provide a high total investment return through investment in a broadly diversified portfolio of stocks, bonds and money market instruments.

     Large Value Series: To provide long-term capital appreciation through investment in a diversified portfolio of common stocks of large-capitalization companies; current income is a secondary goal.

     Large Growth Series: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     See "Transamerica Partners Portfolios" at page 28 and the Statement of Additional Information for more information on each series.

                                     CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

The maximum daily charges against Keynote for mortality and expense risks assumed by MONY are computed and deducted from the value of the net assets of Keynote. This maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Keynote. The daily charge will be deducted from the net asset value of Keynote, and therefore the Subaccounts, on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Keynote. Of this charge, MONY estimates that 0.80% is for mortality risk and 0.45% is for expense risk.

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. MONY believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from MONY's general account and not directly from Keynote or from the mortality and expense risk charges. However, asset charges for MONY's assumption of mortality and expense risks might be a source of contribution to the surplus in MONY's general account.

ANNUAL CONTRACT CHARGE

     MONY reserves the right to deduct an annual contract charge from a Participant's Accumulation Account to reimburse MONY for administrative expenses relating to the maintenance of the Contracts. MONY has no present intention to impose such a charge; however, MONY may, in the future, impose such a charge in accordance with the provisions of the Contracts. Any such annual charge will not exceed $50. MONY also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future.

INVESTMENT MANAGEMENT FEE

     Because Keynote purchases interests in certain series of Transamerica Partners Portfolios and the Calvert Series, the net assets of Keynote will reflect the investment management fee and other expenses incurred by those series of Transamerica Partners Portfolios and the Calvert Series.


     TAM serves as the investment adviser to each series of Transamerica Partners Portfolios. For information with respect to the arrangements under which TAM provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Transamerica Partners Portfolios" on page 52.



     Calvert Asset Management Company, Inc. ("CAMCO") (4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814) is the investment adviser to the Calvert Series and provides day-to-day investment management services to the Calvert Series. It has been managing mutual funds since 1976. As of March 31, 2010, CAMCO was the investment adviser for 54 mutual fund portfolios and had approximately $14 billion in assets under management.



     Information about the Calvert Series' portfolio management team, as well as the investment management fees charged by CAMCO is contained in the accompanying Summary Prospectus of the Calvert Series.

     CVS has obtained an exemptive order from the Securities and Exchange Commission to permit the Calvert Series, pursuant to approval by the Board of Directors, to enter into and materially amend contracts with the Series' subadvisers without shareholder approval.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any charges for applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from 0% to 3.5%. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

     We no longer offer these Contracts. We may continue to accept Purchase Payments under existing Contracts although we are not obligated to do so. This prospectus is used with current Contract owners only. You should note that your Contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your Contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to your Contract. Please note that a business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. If we receive a payment, request, election, notice, transfer or any other transaction request from you on a day that is not a business day or after the close of a business day then, in each case, we are deemed to have received that item on the next business day.

OWNERSHIP

     The employer or association purchasing a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. In the case of the Section 408 IRA Contract, the employer or association as agent for the Participant will make Purchase Payments on behalf of and as determined by each participating employee or association member in a payroll deduction arrangement pursuant to a salary reduction agreement. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Keynote credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to the NQDC and Section 457 Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxable subsidiaries of such organizations and stand-alone taxable organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held, including any changes required to contributions to the Contract and transactions with the Contract required by changes in law governing the applicable plan.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" at page 22) during which no Purchase Payments will be accepted by MONY, an employer may make Purchase Payments during a Participant's Accumulation Period in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder discontinues Purchase Payments for a Participant, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or
(3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not MONY, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not MONY's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457 and 408(IRA) Contracts

     If the Contractholder terminates its Plan or the Contractholder or IRA Contractholder discontinues purchase payments for a Participant or itself, MONY shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by MONY in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not MONY, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant thereunder becomes ineligible for any previously applicable tax benefits under the Code, MONY upon notice thereof may refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 408(IRA) and NQDC Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Keynote among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted, subject to applicable restrictions designed to prevent market timing activity. While MONY has no present intention to do so, MONY reserves the right to impose transfer charges at a later date.

     Transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to a Participant's Accumulation Account under the Keynote Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Large Value Series, Large Growth Series or Calvert Series. Transfers from a Participant's Accumulation Account under the Keynote Contracts to the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity Contracts are permitted, subject to certain restrictions in both Contracts. Certain other restrictions which apply to transfers from the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and 408(IRA) Contracts to the Keynote Contracts are contained in the MONY Section 403(b), Section 401(a), Section 401(k) and NQDC Group Fixed Annuity and Section 408(IRA) Contracts.


     Transfers may be made in writing or by telephoning (914) 627-3000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by MONY may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. MONY will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that MONY fails to use reasonable procedures to verify the genuineness of telephone instructions, MONY may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.


                             RIGHTS RESERVED BY MONY

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, MONY reserves the right to make the following changes:

     (1) To operate Keynote in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount of Keynote to another Subaccount of Keynote, or to one or more separate accounts, or to MONY's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Transamerica Partners Portfolios or the Calvert Series held in any Subaccount, interests in another series of Transamerica Partners Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Keynote or the Contracts.

                           CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by MONY at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by MONY is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase

Payment will be returned immediately and in full, unless the prospective Participant specifically consents to MONY retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by MONY.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to MONY a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by MONY. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. MONY reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for a Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Transamerica Partners Portfolios or the Calvert Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date, and

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                  DEATH BENEFIT

     Under a Section 403(b), Section 457 and Section 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 22), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. Under a
Section 401(a) and/or Section 401(k) Contract, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving a
Section 401(a) and/or Section 401(k) Contract, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five (5) years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the

Participant's death is received by MONY. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                    REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457 and Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Income Tax Status" on page 25.)

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by MONY is received by MONY. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of the interests in Transamerica Partners Portfolios or Calvert Series held by Keynote is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Income Tax Status" on page 25.)

     With respect to Section 401(a) and Section 401(k) or NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

                                 PAYMENT OPTIONS

     With respect to Section 403(b), Section 457 and Section 408(IRA) Contracts, unless a Fixed Annuity as described at page 22 is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by MONY on his/her Annuity Purchase Date. (See above for, "Redemption During the Accumulation Period".) However, Section 401(a) and Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by MONY of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by MONY of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Keynote but are made from the general account of MONY which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

       (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

      (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period elected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

      (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

           If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

       (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the first 10 years of the Contracts, the maximum rates set forth in the Contracts. Thereafter, the annuity purchase rate will be the rate declared by MONY for all Fixed Annuity benefits purchased under the applicable Contract in the same Contract Year in which the Annuity Purchase Date occurs. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, MONY shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to MONY that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date MONY receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                  VOTING RIGHTS

     The assets held in the Subaccounts of Keynote will be invested in the corresponding series of Transamerica Partners Portfolios or the Calvert Series. MONY is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Transamerica Partners Portfolios and the Calvert Series, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, MONY will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing

Boards of Transamerica Partners Portfolios or the Calvert Series. MONY will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Keynote, with fractional votes for amounts less than $100. These votes are converted into a proportionate number of votes in beneficial interests in a series of Transamerica Partners Portfolios or shares of the Calvert Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by MONY in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, MONY may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Transamerica Partners Portfolios or the Calvert Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Keynote. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount of Keynote and stating his/her right to instruct the Contractholder as to how to vote such interest. MONY will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to MONY with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct MONY to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards of Transamerica Partners Portfolios or the Calvert Series; (2) ratification of the independent accountant of Transamerica Partners Portfolios or the Calvert Series; (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Transamerica Partners Portfolios or the Calvert Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Transamerica Partners Portfolios or the Calvert Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     MONY may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Transamerica Partners Portfolios or the Calvert Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Transamerica Partners Portfolios or the Calvert Series. In addition, MONY may disregard voting instructions that would require changes in the investment objectives or policies of any series of Transamerica Partners Portfolios or the Calvert Series or in an investment adviser or principal underwriter for Transamerica Partners Portfolios or the Calvert Series, if MONY reasonably disapproves those changes in accordance with applicable federal regulations. If MONY disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                          DISTRIBUTION OF THE CONTRACTS

     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. AXA Advisors (the successor to EQ Financial Consultants, Inc.) is an affiliate of MONY and AXA Equitable Life Insurance Company ("AXA Equitable"), is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. AXA Advisors also acts as distributor and principal underwriter for other AXA Equitable and MONY annuity products.

     The Contracts are no longer sold, but Purchase Payments may be made under the existing Contracts. The maximum commission currently paid is 1% of additional Purchase Payments.

                            FEDERAL INCOME TAX STATUS

     The Contracts were originally designed for use to fund retirement plans which may or may not be qualified under specified provisions of the Internal Revenue Code (the "Code"). The ultimate effect of federal income taxes on the Contract value, on annuity payments, and on the economic benefit to the Contractholder, Participant or beneficiary depends on the type of retirement plan for which the Contract is purchased and upon the tax and employment status of the individual concerned. The sponsoring employer is responsible for the terms of the applicable plan under which the Contract is purchased and held.
The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon MONY's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

     These federal income tax laws may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

     MONY does not make any guarantee regarding any tax status, federal, state, or local, of any Contract or any transaction involving the Contract.

TAX TREATMENT OF MONY

     MONY is taxed as a life insurance company under the Code. Investment income and gains from the assets of Keynote are reinvested and taken into account in determining the value of Keynote. Under existing federal income tax law, MONY is generally entitled to deductions for increases in reserves; those deductions offset any taxable income generated by the Keynote Series Account.

TAXATION OF ANNUITIES IN GENERAL

     The Contracts were originally designed for use in connection with specified tax qualified plans and on a nonqualified basis. All or a portion of the contributions to such plans will be used to make Purchase Payments under the Contract. In general, contributions to specified tax qualified plans and income earned on contributions to all plans are tax-deferred until distributed to plan participants or their beneficiaries. Such tax deferral is not, however, available for non-qualified Contracts if the Contractholder is other than a natural person unless the contract is held as an agent for a natural person. Annuity payments made under a Contract are generally taxable to the Participant as ordinary income except to the extent of:

     - Participant after-tax contributions (in the case of certain qualified plans), or

     - Contractholder contributions (in the case of non-qualified contracts owned by individuals).

     Contractholders, Participants and beneficiaries should seek advice from their own tax advisers about the tax consequences of distributions, withdrawals and payments under non-qualified contracts and under any tax qualified plan in connection with which the Contract is purchased. For qualified Contracts, among other things individuals should discuss with their tax advisors are the "required minimum distribution rules" which generally require distributions to be made after age 70 1/2 and after death, including requirements applicable to the calculation of such required distributions from annuity contracts funding tax qualified plans.

     Federal tax law imposes requirements for determining the amount includable in gross income with respect to distributions not received as an annuity. Distributions include, but are not limited to, transfers, including gratuitous transfers, and pledges of the contract are treated the same as distributions. Distributions from all annuity contracts issued during any calendar year by the same company (or an affiliate) to a Contractholder (other than those issued to qualified retirement plans) in the same year will be treated as distributed from one annuity contract. The IRS is given power to prescribe additional rules to prevent avoidance of this rule through serial purchases of Contracts or otherwise. None of these rules affects tax qualified plans.

SURRENDERS, DEATH BENEFITS, ASSIGNMENTS AND GIFTS

     A Contractholder who fully surrenders a Contract is taxed on the portion of the payment that exceeds the cost basis in the Contract. For non-qualified Contracts, the cost basis is generally the amount of the Purchase Payments made for the Contract, and the taxable portion of the surrender payment is taxed as ordinary income. For qualified Contracts used to fund tax qualified plans, the cost basis is generally zero, except to the extent of after-tax contributions, and the taxable portion of the surrender payment is generally taxed as ordinary income. A beneficiary entitled to receive a lump sum death benefit upon the death of the Participant is taxed on the portion of the amount that exceeds the Owner's cost basis in the Contract. If the beneficiary elects to receive annuity payments within 60 days of the Participant's death, different tax rules apply. (See "Annuity payments" below.)

     Partial redemptions or withdrawals received under non-qualified Contracts prior to annuitization are first included in gross income to the extent Fund Value exceeds Purchase Payments, less prior nontaxable distributions, and the balance is treated as a nontaxable return of principal to the Contractholder. For partial redemptions used to fund a tax qualified plan, payments are generally prorated between taxable income and non-taxable return of investment.

     Because of the cost basis of qualified Contracts generally being zero, partial surrender amounts will generally be fully taxed as ordinary income.

     A Contractholder who assigns or pledges a non-qualified contract is treated as if he or she had received the amount assigned or pledged and thus is subject to taxation under the rules applicable to surrenders. A Contractholder who gives away the Contract (i.e., transers it without full and adequate consideration) to anyone other than his or her spouse (or ex-spouse pursuant to divorce settlement) is treated for income tax purposes as if he or she had fully surrendered the Contract.

ANNUITY PAYMENTS

     The non-taxable portion of each annuity payment is determined by an "exclusion ratio" formula which establishes the ratio that the cost basis of the Contract bears to the total expected value of annuity payments for the term of the annuity. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Contracts funding certain tax qualified plans the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the Participant lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Conversely, a tax deduction in the taxable year, equal to the unrecovered cost basis, is available if the Participant does not live to life expectancy.

PENALTY TAX

     Payments received by Contractholders, Participants, and beneficiaries may be subject to both ordinary income taxes and a penalty tax equal to 10 percent of the amount received that is includable in income. The penalty is imposed on amounts received before the taxpayer attains age 59 1/2. Exceptions may apply for distributions on account of death, disability, among others. MONY will withhold and remit to the United States government and, where applicable, to state and local governments, part of the taxable portion of each distribution made under a Contract unless the Contractholder, Participant or beneficiary

          (1) provides his or her taxpayer identification number to MONY, and

          (2) notifies MONY that he or she chooses not to have amounts withheld.

     Distributions of plan benefits from qualified retirement plans, other than traditional individual retirement arrangements ("traditional IRAs"), generally will be subject to mandatory federal income tax withholding unless they either are:

          (1) Part of a series of substantially equal periodic payments (at least annually) for

               (a) the participant's life or life expectancy,

               (b) the joint lives or life expectancies of the participant and his/her beneficiary,

               (c) or a period certain of not less than 10 years;

          (2) Required minimum distributions; or

          (3) Qualifying hardship distributions.

     The withholding can be avoided if the participant's interest is directly rolled over by the old plan to another eligible retirement plan, including an IRA. A direct rollover transfer to the new plan can be made only in accordance with the terms of the old plan.

                        TRANSAMERICA PARTNERS PORTFOLIOS


     Six Subaccounts of Keynote invest exclusively in corresponding series of Transamerica Partners Portfolios. Transamerica Partners Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company.




     Each Subaccount which invests in Transamerica Partners Portfolios does so through a two tier, core/feeder fund structure in which each Subaccount invests in a corresponding series of Transamerica Partners Portfolios.

     In addition to selling beneficial interests to such Subaccounts, Transamerica Partners Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Transamerica Partners Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the Series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Transamerica Partners Portfolios.

     Smaller entities investing in a series of Transamerica Partners Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Transamerica Partners Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Transamerica Partners Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Transamerica Partners Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), MONY, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 23, including, to the extent required by law, procedures through which MONY shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Transamerica Partners Portfolios may require that MONY withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Transamerica Partners Portfolios to meet redemption requests from its investors, such as temporary borrowings.




TRANSAMERICA PARTNERS BALANCED PORTFOLIO



     INVESTMENT OBJECTIVE: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.



     PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 167% of the average value of the Portfolio.



     PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests in a mix of equity and debt securities of predominantly U.S. issuers. The Portfolio may also invest in foreign securities including securities of issuers located in emerging markets. The Portfolio's equity securities include, but are not limited to, common and preferred stocks (and their equivalents such as American Depositary Receipts). The Portfolio's debt securities include, but are not limited to, corporate bonds, notes and commercial paper, U.S. government obligations, bank obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees.



     The Portfolio varies the percentage of assets invested in any one type of security in accordance with its advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. Generally, the Portfolio invests approximately 60% of its assets in equity securities and 40% of its assets in fixed income and money market securities (investing at least 25% of its assets in fixed-income senior securities, including debt securities and preferred stocks).



     The Portfolio may, but is not required to, engage in certain investment strategies involving derivatives, such as options, futures, swaps, and forward currency contracts. These investment strategies may be employed to attempt to alter investment characteristics of the Portfolio's portfolio.



     The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.



     PRINCIPAL RISKS: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THE PORTFOLIO.



     - ACTIVE TRADING. Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.



     - CASH MANAGEMENT AND DEFENSIVE INVESTING. Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio's yield will go down. If a significant amount of the Portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.



     - CREDIT. If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.



     - CURRENCY. When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.





     - DERIVATIVES. Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.

     - EMERGING MARKETS. Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.



     - FIXED-INCOME SECURITIES. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.



     - FOREIGN SECURITIES. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.



     - INCREASE IN EXPENSES. Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.



     - LIQUIDITY. Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.



     - MARKET. The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.



     - MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.



     - PORTFOLIO SELECTION. The sub-adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.



     - PREFERRED STOCK. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

     - STOCKS. Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.



     - VALUATION. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.



     MANAGEMENT:



Investment Adviser:                   Sub-Adviser:
Transamerica Asset Management, Inc.   Goldman Sachs Asset Management, L.P.

                                      Portfolio Managers:
                                      Andrew Alford, Portfolio Manager since 2005
                                      Katinka Domotorffy, Portfolio Manager since
                                        2009
                                      William Fallon, Portfolio Manager since
                                        2010

                                      Sub-Advisers:
                                      Western Asset Management Company
                                      Western Asset Management Company Limited

                                      Portfolio Managers:
                                      Michael C. Buchanan, Portfolio Manager
                                        since 2005
                                      Carl L. Eichstaedt, Portfolio Manager since
                                        2005
                                      Keith J. Gardner, Portfolio Manager since
                                        2005
                                      S. Kenneth Leech, Portfolio Manager since
                                        2005
                                      Mark S. Lindbloom, Portfolio Manager since
                                        2005
                                      Edward J. Moody, Portfolio Manager since
                                        2005
                                      Stephen A. Walsh, Portfolio Manager since
                                        2005




TRANSAMERICA PARTNERS CORE BOND PORTFOLIO



     INVESTMENT OBJECTIVE:  Seeks to achieve maximum total return.



     PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 1,014% of the average value of the Portfolio.



     PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests primarily in investment grade debt securities and U.S. government obligations, mortgage-backed securities guaranteed by U.S. government agencies and instrumentalities and mortgage-backed securities without government guarantees. Under normal circumstances, the Portfolio invests at least 80% of its net assets in bonds and related investments.



     The Portfolio may also invest in U.S. Treasury and agency securities, municipal bonds, corporate bonds, asset-backed securities (including collateralized loan obligations ("CLO"s), collateralized bond obligations ("CBO"s) and collateralized debt obligations ("CDO"s)), high quality, short-term obligations and repurchase agreements, and in securities of foreign issuers. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies. The Portfolio may invest up to 20% of its net assets in any or all of non-dollar securities, high yield debt securities and emerging market securities.

     Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers. Under normal circumstances, the Portfolio invests at least 65% of its net assets in investment grade securities.



     The Portfolio's dollar-weighted average effective maturity generally is between five and fifteen years (and does not exceed thirty years), under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, they are subject to greater price fluctuations as a result of interest rate changes and other factors.



     The portfolio managers use both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.



     The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio's portfolio, but they also may be used to generate income.



     The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.



     PRINCIPAL RISKS: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.



     - ACTIVE TRADING. Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.



     - ASSET-BACKED SECURITIES. Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.



     - CASH MANAGEMENT AND DEFENSIVE INVESTING. Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio's yield will go down. If a significant amount of the Portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.



     - CREDIT. If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.

     - CURRENCY. When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.





     - DERIVATIVES. Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.



     - EMERGING MARKETS. Investing in the securities of issuers located in or principally doing business in emerging markets are subject to foreign securities risks. These risks are greater for investments in emerging markets.



     - FIXED-INCOME SECURITIES. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.



     - FOREIGN SECURITIES. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.



     - HIGH-YIELD DEBT SECURITIES. High-yield debt securities, or junk bonds, are securities that are rated below "investment grade" (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.



     - INCREASE IN EXPENSES. Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.



     - INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.



     - LIQUIDITY. Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.

     - LOANS. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The Portfolio's investments in loans are also subject to prepayment or call risk.



     - MARKET. The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.



     - MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.



     - PORTFOLIO SELECTION. The sub-adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.



     - SECURITIES LENDING. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.



     - VALUATION. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.



     MANAGEMENT:



Investment Adviser:                   Sub-Adviser:
Transamerica Asset Management, Inc.   BlackRock Financial Management, Inc.

                                      Portfolio Managers:
                                      Curtis Arledge, Portfolio Manager since
                                        2008
                                      Matthew Marra, Portfolio Manager since 2007




TRANSAMERICA PARTNERS INFLATION-PROTECTED SECURITIES PORTFOLIO



     INVESTMENT OBJECTIVE: Seeks maximum real return consistent with the preservation of capital.

     PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 118% of the average value of the Portfolio.



     PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests primarily in inflation-protected securities issued by the U.S. government, its agencies and instrumentalities. The Portfolio also invests in inflation-protected securities of U.S. issuers, foreign governments, and other foreign issuers. Under normal circumstances, the Portfolio invests at least 80% of its net assets in inflation-protected securities and related investments.



     The Portfolio may also invest in securities that pay nominal rates of interest (i.e., that are not inflation-protected), including U.S. Treasury and agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, floating rate securities, high quality, short-term obligations, and repurchase agreements. The Portfolio may invest in securities that are denominated in U.S. dollars and in foreign currencies.



     The Portfolio invests primarily in investment-grade securities, but may also invest in lower quality securities. The Portfolio may not invest more than 10% of its net assets in below investment-grade securities (commonly referred to as "junk bonds"). Investment grade debt securities carry a rating of at least BBB from Standard & Poor's or Fitch or Baa from Moody's or are of comparable quality as determined by the Portfolio's advisers.



     The Portfolio seeks to maintain an average portfolio duration that is within +/-20% of the duration of the Barclays Capital U.S. TIPS Index, an index of inflation-protected securities. As of March 31, 2010, the duration of the index was 7.52 years. The Portfolio may invest in securities of any maturity.



     The portfolio managers of the Portfolio use both "top down" and "bottom up" analysis to determine security and duration positions for the Portfolio. These factors are jointly determined and are interdependent. Security sales decisions are driven by the same criteria as purchase decisions.



     The Portfolio may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio's portfolio, but they also may be used to generate income.



     The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.



     PRINCIPAL RISKS: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.



     - ACTIVE TRADING. Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.



     - ASSET-BACKED SECURITIES. Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.

     - CASH MANAGEMENT AND DEFENSIVE INVESTING. Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio's yield will go down. If a significant amount of the Portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.



     - CREDIT. If an issuer or guarantor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio defaults or is downgraded, or if the value of the assets underlying a security declines, the value of your investment will decline. Junk bonds have a higher risk of default and are considered speculative.



     - CURRENCY. When the Portfolio invests in securities denominated in foreign currencies, the Portfolio may incur currency conversion costs and may be affected favorably or unfavorably by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or control banks, the imposition of currency controls, and speculation.





     - DERIVATIVES. Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.



     - FIXED-INCOME SECURITIES. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.



     - FOREIGN SECURITIES. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.



     - HIGH-YIELD DEBT SECURITIES. High-yield debt securities, or junk bonds, are securities that are rated below "investment grade" or, if unrated, are considered by the sub-adviser to be of equivalent quality. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds have a higher risk of default, tend to be less liquid and may be more difficult to value.



     - INCREASE IN EXPENSES. Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.



     - INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.



     - LIQUIDITY. Some securities held by the Portfolio may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Portfolio may be forced to sell at a loss.



     - LOANS. Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Portfolio could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a loan. The Portfolio's investments in loans are also subject to prepayment or call risk.



     - MARKET. The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.



     - MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.



     - PORTFOLIO SELECTION. The sub-adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.



     - SECURITIES LENDING. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.



     - VALUATION. The sales price the Portfolio could receive for any particular portfolio investment may differ from the Portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

     MANAGEMENT:



Investment Adviser:                   Sub-Adviser:
Transamerica Asset Management, Inc.   BlackRock Financial Management, Inc.

                                      Portfolio Managers:
                                      Stuart Spodek, Portfolio Manager since 2007
                                      Brian Weinstein, Portfolio Manager since
                                        2007




TRANSAMERICA PARTNERS LARGE GROWTH PORTFOLIO



     INVESTMENT OBJECTIVE: Seeks to provide a high level of capital appreciation through investments in a diversified portfolio of common stocks with a potential for above-average growth in earnings. Current income is a secondary goal.



     PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 102% of the average value of the Portfolio.



     PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests primarily in common stocks of companies that its advisers believe have the potential for above average growth in earnings and dividends. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of large cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase, exceed the market capitalization of the smallest company included in the Russell 1000(R) Index. As of March 31, 2010, the market capitalization of the smallest company in the Russell 1000 Index(R) was $222.68 million. The Portfolio emphasizes common and preferred stocks listed on the New York Stock Exchange and other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The Portfolio uses multiple advisers to try to control the volatility often associated with growth Portfolios, but there can be no assurance that this strategy will succeed.



     The Portfolio may use derivatives such as options, futures and swaps. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio's portfolio, but they also may be used to generate income.



     The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.



     PRINCIPAL RISKS: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.



     - ACTIVE TRADING. Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.





     - CASH MANAGEMENT AND DEFENSIVE INVESTING. Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio's yield will go down. If a significant amount of the

        Portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its objective.



     - DERIVATIVES. Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.



     - FIXED-INCOME SECURITIES. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.



     - FOREIGN SECURITIES. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities.



     - GROWTH STOCKS. Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "value" stocks.



     - INCREASE IN EXPENSES. Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.



     - MARKET. The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.



     - PORTFOLIO SELECTION. The sub-adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.



     - PREFERRED STOCK. Preferred stock's right to dividends and liquidation proceeds is junior to the rights of a company's debt securities. The value of preferred stock may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company's creditworthiness. Shareholders of preferred stock may suffer a loss of value if dividends are not paid and have limited voting rights.

     - SECURITIES LENDING. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.



     - SMALL- OR MEDIUM-SIZED COMPANIES. Small-or medium sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.



     - STOCKS. Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.





     MANAGEMENT:



Investment Adviser:                   Sub-Adviser:
Transamerica Asset Management, Inc.   OFI Institutional Asset Management, Inc.

                                      Portfolio Manager:
                                      David E. Schmidt, Portfolio Manager since
                                        2007

                                      Sub-Adviser:
                                      Jennison Associates LLC

                                      Portfolio Managers:
                                      Blair A. Boyer, Portfolio Manager since
                                        2009
                                      Michael A. Del Balso, Portfolio Manager
                                        since 2009
                                      Spiros "Sig" Segalas, Portfolio Manager
                                        since 2009

                                      Sub-Adviser:
                                      Wellington Management Company, LLP

                                      Portfolio Manager:
                                      Paul E. Marrkand, CFA, Portfolio Manager
                                        since 2007




TRANSAMERICA PARTNERS LARGE VALUE PORTFOLIO



     INVESTMENT OBJECTIVE: Seeks to provide long-term capital appreciation through investments in a diversified portfolio of common stocks of large-capitalization companies. Current income is a secondary goal.



     PORTFOLIO TURNOVER: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs affect the Portfolio performance. During the most recent fiscal year, the portfolio turnover rate was 124% of the average value of the Portfolio.



     PRINCIPAL INVESTMENT STRATEGIES: The Portfolio normally invests primarily in issuers listed on U.S. exchanges that the Portfolio's sub-adviser believes are seasoned, liquid and low priced, with effective management and positive momentum. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of large-cap companies and related investments. The Portfolio considers large cap companies to be companies with market capitalizations that, at the time of initial purchase exceed the market capitalization of the smallest company included in the Russell 1000(R) Index. As of March 31, 2010, the market capitalization of the smallest company in the Russell 1000(R) Index was $222.68 million.

     The Portfolio may use derivatives such as options, futures and swaps. The Portfolio generally uses derivatives to attempt to alter investment characteristics of the Portfolio's portfolio, but they also may be used to generate income.



     The Portfolio may invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market securities. Under adverse or unstable market, economic or political conditions, the Portfolio may take temporary defensive positions in cash and short-term debt securities without limit.



     PRINCIPAL RISKS: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.



     - ACTIVE TRADING. Certain funds are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for shareholders holding shares in taxable accounts.





     - CASH MANAGEMENT AND DEFENSIVE INVESTING. Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio's yield will go down. If a significant amount of the Portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.



     - DERIVATIVES. Using derivatives can increase Portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Portfolio. Using derivatives also can have a leveraging effect and increase Portfolio volatility. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Portfolio. The Portfolio's investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments.



     - FIXED-INCOME SECURITIES. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.



     - INCREASE IN EXPENSES. Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.



     - MARKET. The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.



     - PORTFOLIO SELECTION. The sub-adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect.



     - SECURITIES LENDING. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.



     - SMALL- OR MEDIUM-SIZED COMPANIES. Small- or medium-sized companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group.



     - STOCKS. Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the over-all economy.



     - VALUE INVESTING. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors "growth" stocks.



     MANAGEMENT:



Investment Adviser:                   Sub-Adviser:
Transamerica Asset Management, Inc.   Aronson+Johnson+Ortiz, LP

                                      Portfolio Managers:
                                      Theodore R. Aronson, Portfolio Manager
                                        since 2009
                                      Stefani Cranston, Portfolio Manager since
                                        2009
                                      Kevin M. Johnson, Portfolio Manager since
                                        2009
                                      Gina Marie N. Moore, Portfolio Manager
                                        since 2009
                                      Martha E. Ortiz, Portfolio Manager since
                                        2009
                                      R. Brian Wenzinger, Portfolio Manager since
                                        2009
                                      Christopher J. W. Whitehead, Portfolio
                                        Manager since 2009




TRANSAMERICA PARTNERS MONEY MARKET PORTFOLIO



     INVESTMENT OBJECTIVE: Seeks to provide liquidity and as high a level of income as is consistent with the preservation of capital.



     PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests primarily in high quality, short-term money market instruments. These instruments include short-term U.S. government obligations, corporate bonds and notes, bank obligations (such as certificates of deposit and bankers' acceptances), commercial paper, asset-backed securities, and repurchase agreements. The Portfolio may invest more than 25% of its total assets in obligations of U.S. banks.



     Money market instruments in which the Portfolio may invest include instruments specifically structured so that they are eligible for purchase by money market Portfolios, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.



     The Portfolio does not maintain a stable net asset value of $1.00 per share. As a money market fund, the Portfolio must follow strict rules as to the credit quality, diversification, liquidity, and maturity of its investments. Each security, at the time of purchase by the Portfolio, has been determined by the sub-adviser to present minimal credit risk. If, after purchase, the credit rating on a security held by the Portfolio is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the Portfolio's portfolio managers or Board of Trustees (where required by applicable regulations) will decide whether the security should be held or sold.



     PRINCIPAL RISKS: The value of your investment in the Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Portfolio or your investment may not perform as well as other similar investments. The following is a summary of certain risks (in alphabetical order) of investing in the Portfolio. YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.



     - ASSET-BACKED SECURITIES. Asset-backed securities represent participation in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay and unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.



     - BANK OBLIGATIONS. To the extent the Portfolio invests in U.S. bank obligations, the Portfolio will be more susceptible to adverse events affecting the U.S. banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.



     - CREDIT. An issuer or obligor of a security held by the Portfolio or a counterparty to a financial contract with the Portfolio may default or its credit may be downgraded, or the value of assets underlying a security may decline. Subordinated securities will be disproportionately affected by a default or downgrade.



     - FIXED-INCOME SECURITIES. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will go down. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.



     - INCREASE IN EXPENSES. Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.



     - INTEREST RATE. The interest rates on short-term obligations held in the Portfolio will vary, rising or falling with short-term interest rates generally. The Portfolio's yield will tend to lag behind general changes in interest rates. The ability of the Portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.



     - MARKET. The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.



     - NET ASSET VALUE. The Portfolio does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market Portfolios do). Undeclared investment income, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate.



     - REDEMPTION. The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Portfolio could have an adverse impact on the remaining shareholders in the Portfolio. In addition, the Portfolio may suspend redemptions when permitted by applicable regulations.



     - YIELD. The amount of income you receive from the Portfolio will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Portfolio's yield.



                 MORE ON THE TRANSAMERICA PARTNERS PORTFOLIOS'
                           STRATEGIES AND INVESTMENTS



     The following provides additional information regarding the Portfolios' strategies and investments described at the front of the prospectus. Except as otherwise expressly stated for a particular Portfolio in this prospectus or in the statement of additional information or as required by law, there is no limit on the amount of a Portfolio's assets that may be invested in a particular type of security or investment.



BALANCED PORTFOLIO



     In selecting common stocks, the Portfolio emphasizes established companies. Most of the Portfolio's long-term debt investments are investment grade (rated BBB or better by Standard & Poor's or Fitch or Baa or better by Moody's) or considered by the Portfolio's advisers to be of comparable quality. Credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.



     The Portfolio uses short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool.



ALL BOND PORTFOLIOS



     Fixed income securities may bear fixed, fixed and contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales or profits. Changes in interest rates will generally cause bigger changes in prices of longer-term securities than in prices of shorter-term securities.



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




     Each of the Bond Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Portfolio's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.



     Each Portfolio invests primarily in investment grade securities. However, credit ratings and determinations of credit quality are only the opinions of the companies issuing them and are not guarantees as to quality.



     Each of the Bond Portfolios will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.



     Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason. If the credit quality of an investment deteriorates after purchase, the portfolio managers will decide whether the security should be held or sold.



     Each Portfolio's policy of investing, under normal circumstances, at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval. However, each Portfolio will provide its shareholders with prior notice of any changes in that policy in accordance with applicable law.



MONEY MARKET PORTFOLIO



     The Portfolio is subject to SEC industry regulations applicable to money market Portfolios. These regulations require that the Portfolio's investments mature or be deemed to mature within 397 days from the date of acquisition, that the average maturity of the Portfolio's investments (on a dollar-weighted basis) be 60 days or less, and that all of the Portfolio's investments be in U.S. dollar-denominated high quality securities which have been determined at the time of purchase by the Portfolio's portfolio managers to present minimal credit risks. To be considered high quality under the regulations, a security (or its issuer or guarantor) must be rated in one of the two highest short-term rating categories by nationally recognized rating agencies, such as Moody's or Standard & Poor's, or, if unrated, in the sub-adviser's opinion, be of comparable quality.



     Investors should note that within the two highest short-term rating categories there may be sub-categories or gradations indicating relative quality. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity on a security is extended, the Portfolio's portfolio managers or the Portfolio's Board (where required by applicable regulations) will decide whether the security should be held or sold.





     Money market instruments in which the Portfolio may invest include instruments specifically structured so that they are eligible for purchase by money market Portfolios, including securities that have demand, tender or put features, or interest rate reset features, and may take the form of participation interests or receipts in an underlying security, in some cases backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, or may represent the right to receive only the interest or principal component on the underlying security. These instruments may be considered to be derivatives.



     The Portfolio is constructed from an approved list of money market issues that have passed and maintain rigorous credit quality standards established by the portfolio managers. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. In general, the portfolio managers attempt to temper income volatility in the Portfolio by investing significant portions of the Portfolio in securities with maturities of thirty to fifty days.



     To the extent that the portfolio has any uninvested cash, the Portfolio would also be subject to risk with respect to the depository institution holding the cash.



ALL STOCK PORTFOLIOS



     The portfolio managers of the Large Value Portfolio use a "bottom up" value-oriented approach in selecting investments for the Portfolios. When portfolio managers use a "bottom up" approach, they look primarily at individual companies against the context of broader market factors. A value-oriented approach attempts to identify companies that appear to be trading below their true worth. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when the Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goals.



     Portfolio managers of the Large Growth Portfolio use a "bottom up" approach in selecting securities, relying primarily on stock selection against the context of broader market factors. These managers look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies that are expected to have strong earnings growth potential. The managers use the same bottom up approach when deciding which securities to sell. Securities are sold when a Portfolio needs cash to meet redemptions, or when the managers believe that better opportunities exist or that particular securities no longer fit within the overall strategy for achieving the Portfolio's goal. Other managers utilize a quantitative approach with respect to security investment decisions.



     Each of the Stock Portfolios may use derivatives such as options, futures, swaps and forward currency contracts. The Portfolios generally use derivatives for hedging purposes, but they also may be used to generate income. Derivatives may have economic characteristics similar to the securities held by a Portfolio. In that case, derivative investments will be considered related investments for the purposes of the Portfolio's policy to invest at least 80% of its net assets in the securities and related investments described above. Derivatives may increase the Portfolio's volatility and may involve a small investment of cash relative to the magnitude of the risk being taken.



     Each of the Stock Portfolios may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. These Portfolios use short-term obligations and money market securities, including commercial paper, bank obligations and repurchase agreements, in varying amounts for liquidity and cash management, and as a risk management tool. Each Portfolio also may lend its securities to generate income.



     Compliance with any policy or limitation for a Portfolio that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Portfolio's assets or for any other reason.



     Although the policy of each Portfolio, under normal circumstances, of investing at least 80% of its net assets in the securities and related investments identified above may be changed without shareholder approval, each Portfolio will provide its shareholders with prior notice of any change in that policy in accordance with applicable law.



                        MORE ON RISKS OF INVESTING IN THE
                        TRANSAMERICA PARTNERS PORTFOLIOS



     PRINCIPAL INVESTMENT RISKS: The following provides additional information regarding the risks of investing in the Portfolios described at the front of the prospectus.



     - ACTIVE TRADING. Certain Portfolios are actively managed and, under appropriate circumstances, may purchase and sell securities without regard to the length of time held. A high portfolio


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





       turnover rate may have a negative impact on performance by increasing transaction costs and may generate greater tax liabilities for Portfolio investors holding shares in taxable accounts.



     - ASSET-BACKED SECURITIES. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest. The value of asset-backed securities may be affected by changes in credit quality or value of the assets that support the securities.



       Collateralized debt obligations ("CDOs") are a type of asset-backed security. CDOs generally issue separate series or "tranches" which vary with respect to risk and yield. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of subordinate tranches, market anticipation of defaults, as well as investor aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.



     - BANK OBLIGATIONS. If a Portfolio concentrates in U.S. bank obligations, a Portfolio will be particularly sensitive to adverse events affecting U.S. banks. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect banks' profitability.





     - CASH MANAGEMENT AND DEFENSIVE INVESTING. Money market instruments or short-term debt securities held by the Portfolio for cash management or defensive investing purposes can fluctuate in value. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Portfolio holds cash uninvested, the Portfolio will not earn income on the cash and the Portfolio's yield will go down. If a significant amount of the Portfolio's assets are used for cash management or defensive investing purposes, it will be more difficult for the Portfolio to achieve its objective.



     - CREDIT. If an obligor for a security held by the Portfolio or a counterparty to a financial contract with the Portfolio fails to pay, otherwise defaults or is perceived to be less creditworthy, a security's credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Portfolio could decline. The Portfolio may incur expenses to protect the Portfolio's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the Portfolio invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The Portfolio is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative. The Portfolio may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



     - CURRENCY. When a Portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, a Portfolio's investments in foreign currency denominated securities may reduce the returns of a Portfolio.





     - DERIVATIVES. The use of derivative instruments may involve risks and costs different from, and possibly greater than, the risks and costs associated with investing directly in securities or other traditional investments. A Portfolio's use of certain derivatives may in some cases involve forms of financial leverage, which involves risk and may increase the volatility of a Portfolio's net asset value. Even a small investment in derivatives can have a disproportionate impact on a Portfolio. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by a Portfolio. The other parties to certain derivative contracts present the same types of default or credit risk as issuers of fixed income securities. Certain derivatives may be illiquid, which may reduce the return of a Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may be difficult to value, or may be subject to the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. In addition, derivatives may be subject to market risk, interest rate risk and credit risk. A Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances or at reasonable prices. A Portfolio's sub-adviser may not make use of derivatives for a variety of reasons.



     - EMERGING MARKETS. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a Portfolio investing in emerging markets countries may be required to establish special custody or other arrangements before investing.



     - FIXED-INCOME SECURITIES. The value of fixed-income securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:


          -  market risk: fluctuations in market value


          - interest rate risk: the value of a fixed-income security generally decreases as interest rates rise. This may also be the case for dividend paying stocks. Increases in interest rates may cause the value of your investment to go down. The longer the maturity or duration, the more sensitive the value of a fixed-income security is to fluctuations in interest rates


          - prepayment or call risk: declining interest rates may cause issuers of securities held by the Portfolio to pay principal earlier than scheduled or to exercise a right to call the securities, forcing a Portfolio to reinvest in lower yielding securities


          - extension risk: rising interest rates may result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes


          - default or credit risk: issuers (or guarantors) defaulting on their obligations to pay interest or return principal, being perceived as being less creditworthy or having a credit rating downgraded, or the credit quality or value of any underlying asset declines. A Portfolio may incur expenses to protect the Portfolio's interest in securities experiencing these events. If a Portfolio invests in securities that are subordinated to other securities, or which represent interests in pools of such subordinated securities, those investments may be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.



        If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the maturity is extended, a Portfolio's sub-adviser will decide whether the security should be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by a Portfolio, or if an issuer of such a security has difficulty meeting its obligations, a Portfolio may become the holder of a restructured security or of underlying assets. In that case, a Portfolio may become the holder of securities or other assets that it could not otherwise purchase at a time when those assets may be difficult to sell or can be sold only at a loss.



     - FOREIGN SECURITIES. Investments in foreign securities, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:



          -  different accounting and reporting practices



          -  less information available to the public



          -  less (or different) regulation of securities markets



          -  more complex business negotiations



          -  less liquidity



          -  more fluctuations in prices



          -  delays in settling foreign securities transactions



          -  higher costs for holding shares (custodial fees)



          -  higher transaction costs



          -  vulnerability to seizure and taxes



          -  political or financial instability and small markets



          -  different market trading days



     - GROWTH STOCKS. Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.



     - HIGH-YIELD DEBT SECURITIES. High-yield debt securities, or junk bonds, are securities that are rated below "investment grade" (that is, securities rated below Baa/BBB) or, if unrated, are considered by the sub-adviser to be of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments or in bankruptcy. A Portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing.



     - INCREASE IN EXPENSES. Your actual costs of investing in the Portfolio may be higher than the expenses shown for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.



     - INFLATION-PROTECTED SECURITIES. Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in "real" interest rates. Real interest


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





       rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.



     - INTEREST RATE (TRANSAMERICA PARTNERS MONEY MARKET). The interest rates on short-term obligations held in a Portfolio's portfolio will vary, rising or falling with short-term interest rates generally. A Portfolio's yield will tend to lag behind general changes in interest rates.



       The ability of a Portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.



     - INVESTING IN LOANS. Certain Portfolios may invest in certain commercial loans, including loans generally known as "syndicated bank loans," by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a Portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the Portfolio's liquidity needs. When purchasing a participation, a Portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a Portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a Portfolio. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.



     - LIQUIDITY. Liquidity risk exists when particular investments are difficult to sell. Although most of a Portfolio's securities must be liquid at the time of investment, securities may become illiquid after purchase by a Portfolio, particularly during periods of market turmoil. When a Portfolio holds illiquid investments, a Portfolio may be harder to value, especially in changing markets, and if a Portfolio is forced to sell these investments to meet redemptions or for other cash needs, a Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Portfolio, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.



     - MARKET. The market prices of the Portfolio's securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the financial crisis, the federal government has taken various steps to stimulate the economy, and the expiration or termination of these stimulus measures may negatively affect the value and liquidity of certain securities. The Portfolio may experience a substantial or complete loss on any individual security.



     - MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent a participation interest in a pool of mortgage loans originated by governmental or private lenders such as banks. These securities are subject to special risks, including interest rate risk, credit risk, prepayment or call risk and extension risk. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities. Mortgage-related securities may have exposure to subprime mortgages, which are mortgages to borrowers with lower credit ratings that pose a higher risk of default. In response to the recent financial crisis, the Federal Reserve has attempted to keep mortgage rates low by buying mortgage-backed assets. When this support ends, the prices of mortgage-backed securities may fall.



     - NET ASSET VALUE. The Transamerica Partners Money Market does not maintain a stable net asset value of $1.00 per share and does not declare dividends on a daily basis (many money market Portfolios do). Undeclared investment income, or a default on a portfolio security, may cause the Portfolio's net asset value to fluctuate. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.





     - PORTFOLIO SELECTION: The value of your investment may decrease if the sub-adviser's judgment about the attractiveness, quality, relative yield, value or market trends affecting a particular security, industry or sector, or about interest rates, is incorrect.



     - REDEMPTION (TRANSAMERICA PARTNERS MONEY MARKET): The Portfolio may experience periods of heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Portfolio has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the Portfolio could have an adverse impact on the remaining shareholders in the Portfolio. In addition, the Portfolio may suspend redemptions when permitted by applicable regulation.



     - REAL ESTATE INVESTMENT TRUSTS ("REITS"): Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.



     - SECURITIES LENDING: A Portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for a Portfolio.



     - SMALL- OR MEDIUM-SIZED COMPANIES: Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies, particularly developing companies, generally are subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Smaller companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.



     - STOCKS: Stocks may be volatile -- their prices may go up and down dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, the securities market as a whole or the overall economy. Because the stocks a Portfolio holds fluctuate in price, the value of your investment in a Portfolio will go up and down.



     - VALUATION: Many factors may influence the price at which the Portfolio could sell any particular portfolio investment. The sales price may well differ -- higher or lower -- from the Portfolio's last valuation, and such differences could be significant, particularly for illiquid securities, securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Portfolio may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Portfolio shares on days when the Portfolio is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Portfolio had not fair-valued the security or had used a different valuation methodology.



     - VALUE INVESTING: The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A Portfolio may underperform other equity Portfolios that use different investing styles. A Portfolio may also underperform other equity Portfolios using the value style.



     - WARRANTS AND RIGHTS: Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.



     - YIELD (TRANSAMERICA PARTNERS MONEY MARKET): The amount of income paid to you by the Portfolio will go up or down depending on day-to-day variations in short-term interest rates. When interest rates are very low, the Portfolio's expenses could absorb all or a significant portion of the Portfolio's income. In addition, the recent adoption of more stringent regulations governing the management of money market funds could have a negative effect on the Portfolio's yield.



     Please note that there are other factors that could adversely affect your investment in a Portfolio and that could prevent the Portfolio from achieving its investment objective. More information about risks appears in the Statement of Additional Information. Before investing, you should carefully consider the risks that you will assume.



                 MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS



INVESTMENT ADVISER



     Transamerica Partners Portfolio's Board of Trustees is responsible for overseeing the management and business affairs of Transamerica Partners Portfolios. It oversees the operation of Transamerica Partners Portfolio by its officers. It also reviews the management of the Portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of Transamerica Partners Portfolios is contained in the Statement of Additional Information ("SAI").



     Transamerica Asset Management, Inc. ("TAM"), located at 570 Carillon Parkway, St. Petersburg, FL 33716, serves as investment adviser for Transamerica Partners Portfolios. The investment adviser hires investment sub-advisers to furnish investment advice and recommendations and has entered into sub-advisory agreements with each Portfolio's sub-adviser. The investment adviser also monitors the sub-advisers' buying and selling of portfolio securities and administration of the Portfolios. For these services, TAM is paid investment advisory fees. These fees are calculated on the average daily net assets of each Portfolio.

     TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) ("Western Reserve") and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.



     AEGON USA Investment Management, LLC and Transamerica Investment Management, LLC are affiliates of TAM and Transamerica Funds.



     The Portfolios may rely on an Order from the SEC (Release IC-23379 dated August 5, 1998) that permits Transamerica Partners Portfolios and its investment adviser, TAM, subject to certain conditions, and without the approval of shareholders to:



     (1) employ a new unaffiliated sub-adviser for a Portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;



     (2) materially change the terms of any sub-advisory agreement; and



     (3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.



     In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.



ADVISORY FEES PAID IN 2009



     For the fiscal year ended December 31, 2009, each Portfolio paid the following advisory fee as a percentage of the Portfolio's average daily net assets:



NAME OF PORTFOLIO                                                     PERCENTAGE
-----------------                                                     ----------
Transamerica Partners Balanced......................................     0.40%
Transamerica Partners Core Bond.....................................     0.35%(1)
Transamerica Partners Inflation-Protected Securities................     0.35%(1)
Transamerica Partners Large Growth..................................     0.62%(1)
Transamerica Partners Large Value...................................     0.45%(1)
Transamerica Partners Money Market..................................     0.25%(2)




   (1) Amount waived was less than 0.005%.



   (2) Does not include voluntary yield waiver reduction.



     A discussion regarding the Board of Trustees' approval of each Portfolio's advisory arrangements is available in each Portfolio's semi-annual report for the fiscal year ended June 30, 2009 except for Transamerica Partners Large Growth. A discussion regarding the Board of Trustees' approval for the Transamerica Partners Large Growth Portfolio is available in its annual report for the fiscal year ended December 31, 2009.



SUB-ADVISERS



     The name and address of the sub-advisers are listed below. Pursuant to Investment Sub-advisory Agreements between TAM and each sub-adviser on behalf of the respective Portfolios, each sub-adviser shall make investment decisions, buy and sell securities for the Portfolios, conduct research that leads to these purchase and sale decisions, and pay broker-dealers a commission for these trades (which can include payments for research and brokerage services).

     The sub-advisers listed below receive compensation, calculated daily and paid monthly, from TAM. For the fiscal year ended December 31, 2009, the sub-advisers received the following sub-advisory fees as a percentage of a Portfolio's average daily net assets:



                                                                    NAME AND ADDRESS OF
                 PORTFOLIO                  SUB-ADVISORY FEE            SUB-ADVISER
                 ---------                  ----------------   -----------------------------
Transamerica Partners Large Value                 0.18%        Aronson+Johnson+Ortiz, LP
                                                               ("AJO")
                                                               230 South Broad Street,
                                                               20th Floor
                                                               Philadelphia, PA 19102
Transamerica Partners Core Bond                   0.10%        BlackRock Financial
Transamerica Partners Inflation-Protected         0.10%        Management, Inc.
  Securities                                                   ("BlackRock")*
                                                               40 East 52nd Street
                                                               New York, NY 10022
Transamerica Partners Money Market                0.05%        GE Asset Management,
                                                               Incorporated ("GEAMI")*
                                                               3001 Summer Street
                                                               P.O. Box 120031
                                                               Stamford, CT 06912
Transamerica Partners Balanced                    0.14%        Goldman Sachs Asset
                                                               Management, L.P. ("GSAM")*
                                                               200 West Street
                                                               New York, NY 10282-2198
Transamerica Partners Large Growth                0.38%        Jennison Associates LLC
                                                               ("Jennison")
                                                               466 Lexington Avenue
                                                               New York, NY 10017
Transamerica Partners Large Growth                0.08%        OFI Institutional Asset
                                                               Management, Inc.("OFII")*
                                                               2 World Financial Center
                                                               225 Liberty Street
                                                               New York, NY 10281
Transamerica Partners Large Growth                0.28%        Wellington Management
                                                               Company, LLP ("Wellington
                                                               Management")*
                                                               75 State Street
                                                               Boston, MA 02109
Transamerica Partners Balanced                    0.21%        Western Asset Management
                                                               Company ("WAMCO")*
                                                               385 East Colorado
                                                               Boulevard
                                                               Pasadena, CA 91101

                                                               Western Asset Management
                                                               Company Limited ("WAML")
                                                               10 Exchange Square
                                                               Primrose Street
                                                               London, England EC2A2EN






----------


   * The sub-adviser receives compensation, calculated monthly and paid quarterly, from TAM.

PORTFOLIO MANAGER(S)



     The following Portfolios are managed by portfolio manager(s). The SAI provides additional information about the portfolio manager(s)' compensation, other accounts managed by the portfolio manager(s), and the portfolio manager(s)' ownership in each Portfolio.



TRANSAMERICA PARTNERS BALANCED



                                                                                   POSITIONS OVER PAST
NAME/YEAR JOINED PORTFOLIO              ROLE                   EMPLOYER                FIVE YEARS
--------------------------    ------------------------   --------------------   ------------------------
Andrew Alford/2005            Senior Portfolio Manager   GSAM                   Managing Director
Katinka Domotorffy/2009       Portfolio Manager          GSAM                   Managing Director
William Fallon/2010           Portfolio Manager          GSAM                   Portfolio Manager
Michael C. Buchanan/2005      Portfolio Manager          WAMCO                  Head of Credit and
                                                                                  Portfolio Manager
Carl L. Eichstaedt/2005       Portfolio Manager          WAMCO                  Portfolio Manager
Keith J. Gardner/2005         Portfolio Manager          WAMCO                  Portfolio Manager
S. Kenneth Leech/2005         Portfolio Manager          WAMCO                  Chief Investment Officer
Mark S. Lindbloom/2005        Portfolio Manager          WAMCO                  Portfolio Manager
Edward A. Moody/2005          Portfolio Manager          WAMCO                  Portfolio Manager
Stephen A. Walsh/2005         Portfolio Manager          WAMCO                  Chief Investment Officer




TRANSAMERICA PARTNERS CORE BOND



                                                                                   POSITIONS OVER PAST
NAME/YEAR JOINED PORTFOLIO              ROLE                   EMPLOYER                FIVE YEARS
--------------------------    ------------------------   --------------------   ------------------------
Curtis Arledge/2008           Portfolio Manager          BlackRock              Managing Director and
                                                                                  Chief Investment
                                                                                  Officer of Fixed
                                                                                  Income, Fundamental
                                                                                  Portfolios and Head
                                                                                  of Multi-Sector
                                                                                  Mortgages
Matthew Marra/2007            Portfolio Manager          BlackRock              Managing Director




TRANSAMERICA PARTNERS INFLATION-PROTECTED SECURITIES



                                                                                   POSITIONS OVER PAST
NAME/YEAR JOINED PORTFOLIO              ROLE                   EMPLOYER                FIVE YEARS
--------------------------    ------------------------   --------------------   ------------------------
Stuart Spodek/2007            Portfolio Manager          BlackRock              Managing Director
Brian Weinstein/2007          Portfolio Manager          BlackRock              Managing Director

TRANSAMERICA PARTNERS LARGE GROWTH



                                                                                   POSITIONS OVER PAST
NAME/YEAR JOINED PORTFOLIO              ROLE                   EMPLOYER                FIVE YEARS
--------------------------    ------------------------   --------------------   ------------------------
David E. Schmidt/2007         Portfolio Manager          OFII                   Chief Investment
                                                                                  Officer-Quantitative
                                                                                  Equities
Blair A. Boyer/2009           Portfolio Manager          Jennison               Managing Director
Michael A. Del Balso/2009     Portfolio Manager          Jennison               Managing Director and
                                                                                  Director of Research
                                                                                  for Growth Equity
Spiros "Sig" Segalas/2009     Portfolio Manager          Jennison               Director, President and
                                                                                  Chief Investment
                                                                                  Officer
Paul E. Marrkand, CFA/2007    Portfolio Manager          Wellington
                                                           Management           Senior Vice President
                                                                                  and Equity Portfolio
                                                                                  Manager




TRANSAMERICA PARTNERS LARGE VALUE



                                                                                   POSITIONS OVER PAST
NAME/YEAR JOINED PORTFOLIO              ROLE                   EMPLOYER                FIVE YEARS
--------------------------    ------------------------   --------------------   ------------------------
Theodore R. Aronson/2009      Portfolio Manager          AJO                    Managing Principal
Stefani Cranston/2009         Portfolio Manager          AJO                    Principal
Kevin M. Johnson/2009         Portfolio Manager          AJO                    Principal
Gina Marie N. Moore/2009      Portfolio Manager          AJO                    Principal
Martha E. Ortiz/2009          Portfolio Manager          AJO                    Principal
R. Brian Wenzinger/2009       Portfolio Manager          AJO                    Principal
Christopher J. W.
  Whitehead/2009              Portfolio Manager          AJO                    Associate, Principal



                           OTHER INFORMATION REGARDING
                        TRANSAMERICA PARTNERS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN TRANSAMERICA PARTNERS
PORTFOLIOS. Beneficial interests in the series of Transamerica Partners Portfolios described in this Prospectus are currently being offered by TCI to MONY for allocation to Subaccounts to fund benefits payable under the Contracts. Investments in Transamerica Partners Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the series of Transamerica Partners Portfolios.

     The net asset value of each series of Transamerica Partners Portfolios is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of the close of regular trading on the New York Stock Exchange, typically 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Transamerica Partners Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Transamerica Partners Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Transamerica Partners Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Transamerica Partners Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Transamerica Partners Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Transamerica Partners Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Transamerica Partners Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Transamerica Partners Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors in any series of Transamerica Partners Portfolios.

     NET ASSET VALUE. Each Series' net asset value is the value of its assets minus its liabilities. The price of a Series' shares is based on its net asset value. Each Series calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). Trading may take place in foreign securities held by a Series on days when the Series is not open for business. As a result, a Series' NAV may be impacted on days on which it is not possible to purchase or sell shares of the Series.

     Each Series generally values its portfolio securities based on market prices or quotations. When market prices or quotations are not readily available or are believed to be not reliable, a Series may price those securities using fair value procedures approved by the Series' Board of Trustees. A Series may also use fair value procedures to price securities if it determines that a significant event has occurred between the time at which a market price is determined but prior to the time at which the Series' net asset value is calculated (for example, where securities are primarily traded on a foreign exchange that has closed before the Series' net asset value is calculated). When a Series uses fair value procedures to price securities it may value those securities higher or lower than actual market quotations or higher or lower than other Funds using their own fair value procedures to price the same securities.

     The market price for certain debt obligations and derivative securities is generally the price supplied by an independent third party pricing service. Such a pricing service may use market prices or quotations, or a variety of fair value techniques and methodologies, to provide a price for a debt obligation or a derivative. The prices that each Series uses may differ from the amounts that would be realized if the securities were sold and the differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

     Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, each Series constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Series.

     TAXATION OF TRANSAMERICA PARTNERS PORTFOLIOS. Transamerica Partners Portfolios has determined that each of its series is properly treated as a separate partnership for federal income tax purposes. Since each series is treated as a partnership, the series generally will not be subject to federal income tax.

     Instead, any investor in a series of Transamerica Partners Portfolios must take into account, in computing its federal income tax liability, its share of that series' income, gains, losses, deductions, credits and tax preference items, without regard to whether that investor has received any cash distributions from Transamerica Partners Portfolios.

     Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain may be realized if such investor receives a disproportionate distribution of any unrealized receivables held by the series and (3) loss may be recognized if the distribution is in liquidation of such investor's entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Transamerica Partners Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and by such investor's share of series debt, decreased by the amount of any cash and the basis of any property distributed from that series and further decreased by such investor's share of losses from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Transamerica Partners Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Transamerica Partners Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Transamerica Partners Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Transamerica Partners Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Transamerica Partners Portfolios, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of Transamerica Partners Portfolios by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Transamerica Partners Portfolios. Investors also have the right to remove one or more Trustees of Transamerica Partners Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See "Voting Rights" at page 23.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).


     Inquiries regarding the Transamerica Partners Portfolios may be directed to 440 Mamaroneck Ave, Harrison, New York 10528 (914-627-3000).


                                     EXPERTS


     The balance sheets of MONY as of December 31, 2009 and 2008 and the related statements of operations and cash flows for each of the three years in the period ended December 31, 2009, as well as the statements of assets and liabilities for Keynote Series Account as of December 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2009 and 2008 have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are set forth in the Statement of Additional Information. These financial statements have been included in reliance on the report of the said firm, given on the authority of that firm as experts in auditing and accounting.


                                LEGAL PROCEEDINGS

     MONY and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a Contract owner's interest in the Keynote Series Account, nor would any of these proceedings be likely to have a material adverse effect upon the Keynote Series Account, our abilities to meet our obligations under the Contracts, or the distribution of the Contracts.

                              FINANCIAL STATEMENTS

     The financial statements for MONY, included in the Statement of Additional Information, should be distinguished from the financial statements of Keynote, included in the Statement of Additional Information, and should be considered only as bearing on the ability of MONY to meet its obligations under the Contracts. The financial statements of MONY should not be considered as bearing on the investment performance of the assets held in Keynote.

                             ADDITIONAL INFORMATION

     This Prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to MONY) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, DC, upon payment of the fees prescribed by the Commission.

     For further information with respect to MONY, the Contracts offered by this Prospectus and Transamerica Partners Portfolios, including the Statement of Additional Information (which includes financial statements relating to MONY), contact MONY at its address or phone number set forth on the cover of this Prospectus for requesting such statement.

     For further information with respect to the Calvert Series, Calvert Variable Series, Inc. or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Calvert, Inc. at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

                                TABLE OF CONTENTS
                                       OF
                       STATEMENT OF ADDITIONAL INFORMATION



ITEM                                                           PAGE
----                                                           ----
Sale of Contracts/Principal Underwriter                           2
Performance Data                                                  2
Transamerica Partners Portfolios                                  3
  Investment Objectives, Policies and Restrictions                3
  Determination of Net Asset Value; Valuation of Securities      35
  Management of Transamerica Partners Portfolios                 36
  Independent Registered Public Accounting Firm                  60
  Capital Stock and Other Securities                             60
  Taxation                                                       62
  Disclosure of Portfolio Holdings                               63
Independent Registered Public Accounting Firm                    64
Financial Statements of Keynote Series Account                   65
Financial Statements of MONY                                     77
Appendix                                                        A-1

                               REQUEST FOR KEYNOTE

                       STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed:

                                      MONY
                    c/o Diversified Investment Advisors, Inc.

                               440 Mamaroneck Ave


                               Harrison, NY 10528

                          Attn: Not-For-Profit Service

     Please make sure that your name and the address to which you wish MONY to send the current Keynote Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

Information about contracts can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available in the EDGAR database on the Commission's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

FORM NO. 13443SL 5/10

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 2010


                        GROUP VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                             KEYNOTE SERIES ACCOUNT

                                       AND

                           MONY LIFE INSURANCE COMPANY
              1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 2010 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK ("MONY") WHICH INVEST IN THE KEYNOTE SERIES ACCOUNT ("KEYNOTE"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING MONY C/O DIVERSIFIED INVESTMENT ADVISORS, INC., 440 MAMARONECK AVENUE, HARRISON, NEW YORK 10528 OR BY CALLING (914) 627-3000.



A SEPARATE SAI IS AVAILABLE WITHOUT CHARGE FOR CALVERT VARIABLE SERIES, INC. OF WHICH THE CALVERT VP SRI BALANCED PORTFOLIO IS A PART BY WRITING TO CALVERT VARIABLE SERIES, INC. AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 1-800-368-2745.


                                TABLE OF CONTENTS



ITEM                                                                      PAGE
----                                                                      ----
Sale of Contracts/Principal Underwriter................................      2
Performance Data.......................................................      2
Transamerica Partners Portfolios.......................................      3
  Investment Objectives, Policies and Restrictions.....................      3
  Determination of Net Asset Value; Valuation of Securities............     35
  Management of Transamerica Partners Portfolios.......................     36
  Independent Registered Public Accounting Firm........................     60
  Capital Stock and Other Securities...................................     60
  Taxation.............................................................     62
  Disclosure of Portfolio Holdings.....................................     63
Independent Registered Public Accounting Firm..........................     64
Financial Statements of Keynote Series Account.........................     65
Financial Statements of MONY...........................................     77
Appendix...............................................................    A-1

                     SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     AXA Advisors, LLC ("AXA Advisors") serves as both the distributor and principal underwriter of the Contracts. The Contracts are offered to the public on a continuous basis.

     AXA Advisors does not receive underwriting commissions.

                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT


     For the seven day period ended December 31, 2009, the yield for the Money Market Subaccount was 0.00% and the effective yield was 0.00%.


     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period ("First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Transamerica Partners Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The average annual total return for the Subaccounts is shown for the periods indicated in the table below.


                                                                                          FOR THE
                                                                                           PERIOD
                                              FOR THE    FOR THE    FOR THE    FOR THE     SINCE
                                               YEAR      3 YEARS    5 YEARS   10 YEARS   INCEPTION
                                               ENDED      ENDED      ENDED      ENDED     THROUGH
                                             12/31/09   12/31/09   12/31/09   12/31/09    12/31/09
                                             --------   --------   --------   --------   ---------
Money Market(1)............................     0.01%      1.77%      2.21%      2.08%      5.54%
Inflation-Protected Securities(2)..........     8.78%      4.68%      3.31%      3.84%      4.88%
Core Bond(1)...............................    11.49%      4.53%      3.57%      4.75%      7.03%
Balanced(1)................................    21.86%     (3.86)%     0.51%      0.32%      5.33%
Large Value(1).............................    15.11%    (14.21)%    (4.44)%    (0.19)%     9.16%
Large Growth(1)............................    33.88%     (4.04)%    (0.71)%    (4.39)%     5.60%
Calvert Series(3)..........................    23.82%     (5.11)%    (0.80)%    (0.82)%     5.84%




--------
(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Transamerica Partners Portfolios in which a corresponding Keynote Subaccount invests its assets:


                                                        MONY POOLED
SERIES                                                SEPARATE ACCOUNT
------                                                ----------------
Money Market....................................   Pooled Account No. 4
Core Bond.......................................   Pooled Account No. 5
Balanced........................................   Pooled Account No. 14
Large Value ....................................   Pooled Account No. 6
Large Growth....................................   Pooled Account No. 1

          Total returns calculated for any period for the Money Market, Core Bond, Balanced, Large Value, and Large Growth Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Transamerica Partners Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding Series of Transamerica Partners Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, January 1978 for the Core Bond Subaccount, December 1992 for the Balanced Subaccount, January 1978 for the Large Value Subaccount, and February 1993 for the Large Growth Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Transamerica Partners Portfolios which are presently in effect were deducted during such period.

(2) Prior to May 1, 2007, the Inflation Protected Securities Series in which the Subaccount invests had a different investment objective and strategy. The Subaccount's performance prior to May 1, 2007 does not necessarily represent results that would have been obtained had the current investment objective and strategy been in effect for all periods.

(3) The average annual total returns for the Calvert Series Subaccount reflect the average annual total returns of the Calvert Series. The commencement date of the Calvert Series is September 30, 1986.

     The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Keynote.

                        TRANSAMERICA PARTNERS PORTFOLIOS

     Six series of Transamerica Partners Portfolios are presently available for investment under the Contracts through Subaccounts of Keynote. This section of the Statement of Additional Information describes each such series, including Transamerica Partners Money Market Portfolio (the "Money Market Series"), Transamerica Partners Inflation-Protected Securities Portfolio (the "Inflation-Protected Securities Series"), Transamerica Partners Core Bond Portfolio (the "Core Bond Series"), Transamerica Partners Balanced Portfolio (the "Balanced Series"), Transamerica Partners Large Value Portfolio (the "Large Value Series") and Transamerica Partners Large Growth Portfolio (the "Large Growth Series"). The series of Transamerica Partners Portfolios available under the Contracts may be collectively referred to herein as the "Series."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Keynote Series Account. There can, of course, be no assurance that a Series will achieve its investment objective.

                               INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Keynote Series Account.

RECENT MARKET EVENTS RELATING TO INCOME-PRODUCING AND OTHER SECURITIES.

     The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may continue to adversely affect the Series. More information appears below.

BANK OBLIGATIONS

     Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits) and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. The Series have established certain minimum credit quality standards for bank obligations in which they invest.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Series, depending upon the principal amount of bank obligations of each held by the Series) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to risks that are different from or are in addition to those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (a) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Examples of the types of U.S. government securities that a Series may hold include direct obligations of the U.S. Treasury, the obligations of the Federal Housing Administration, Farmers Home Administration, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks and Maritime Administration. U.S. government securities may be supported by the full faith and credit of the U.S. government (such as securities of the Small Business Administration); by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan
Bank); by the discretionary authority of the U.S. government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); or only by the credit of the issuing agency.

     U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of these obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities (STRIPS). STRIPS are sold as zero coupon securities. These securities are usually structured with two classes that receive different portions of the interest and principal payments from the underlying obligation. The yield to maturity on the interest-only class is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only class generally is unusually volatile in response to changes in interest rates. See "Zero Coupon Obligations" below for more information.

     U.S. Treasury securities differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

     Certain Federal agencies such as the Government National Mortgage Association (GNMA) have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government has historically provided financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

     In addition, obligations guaranteed by U.S. government agencies or government-sponsored entities include issues by non-government-sponsored entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. In the case of obligations not backed by the full faith and credit of the United States, a Series must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

     Exchange Rate-Related U.S. Government Securities. To the extent permitted by a Series' investment policies, a Series may invest in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars, is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. government securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities. Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

     Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by a Sub-Adviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by a Series over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

COLLATERALIZED MORTGAGE OBLIGATIONS

     A Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

     Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

     A Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

MORTGAGE-BACKED SECURITIES

     A Series may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage-backed securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Series may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage-backed securities held by a Series may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities. A Series' yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations; and, therefore, it is not possible to predict accurately the security's return.

     Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association (FNMA) or the Federal Home Loan Mortgage Corporation, (FHLMC) which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). The U.S. Government has provided recent financial support to FNMA and FHLMC, but there can be no assurances that it will support these or other government-sponsored entities in the future. Mortgage-backed securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage-backed securities may be supported by various forms of insurance or guarantees.

     Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

     The repayment of certain mortgage-related securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities (such as asset-backed commercial paper). As a result, a Series could experience losses in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. This is also true for other asset-backed securities. Upon the occurrence of certain triggering events or defaults, the investors in a security held by a Series may become the holders of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. If mortgage-backed securities or asset-backed securities are bought at a discount, however, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

     The principal governmental guarantor of mortgage-backed securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.

GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

     FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Unlike mortgage-backed securities issued or guaranteed by the U.S. Government or one of its sponsored entities, mortgage-backed securities issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a special purpose vehicles in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "over-collateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. A Series may also buy mortgage-related securities without insurance or guarantees.

     If a Series purchases subordinated mortgage-backed securities, the payments of principal and interest on the Series' subordinated securities generally will be made only after payments are made to the holders of securities senior to the Series' securities. Therefore, if there are defaults on the underlying mortgage loans, a Series will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Series' portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

     In addition, mortgage-backed securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-backed securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-backed securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-backed securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-backed securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

     The risk of non-payment is greater for mortgage-backed securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turn-down, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

     Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements. Other types of asset-backed securities include those that represent interest in pools of corporate bonds (such as collateralized bond obligations or CBOs), bank loans (such as collateralized loan obligations or CLOs) and other debt obligations (such as collateralized debt obligations or CDOs).

     Asset-backed security values may also be affected by factors such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originators of the underlying loans or receivables, or the entities providing credit enhancement (if any), or the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, a Series would generally have no recourse to the entity that originated the loans in the event of default by the borrower. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may experience delays in payments or losses if the full amounts due on underlying assets are not realized. Asset-backed securities may also present certain additional risks related to the particular type of collateral. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Asset-backed securities are also subject to prepayment risk, which may shorten the weighted average life of such securities and may lower their return. In addition, asset backed securities are subject to the same types of risks relating to the issuer's underlying assets as are mortgage-backed securities.

     A Series may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Series investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However, there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral, and a Series may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Series purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

     Asset-backed securities are relatively new and untested instruments and may be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to a Series. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in a Series' experiencing difficulty in valuing asset-backed securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     The Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. The interest rate on these securities may be reset daily, weekly, quarterly, or some other reset period and may have a floor or ceiling on interest rate charges. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. Frequently, such obligations are backed by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Series' Subadviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The applicable Subadviser, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. The Series will not invest more than 15% (10% in the case of the Money Market Series, but 5% from and after May 28, 2010) of the value of their net assets in floating or variable rate demand obligations as to which they cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Illiquid Securities" below.


PARTICIPATION INTERESTS


     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Series' Subadviser must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series, but 5% from and after May 28, 2010) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Illiquid Securities" below.


ILLIQUID SECURITIES


     Each Series may invest up to 15% (10% for the Money Market Series, but 5% from and after May 28, 2010) of its net assets in illiquid securities, including restricted securities that are illiquid.


     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1993 Act" or the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The absence of a trading market can make it difficult to ascertain a market value for these investments. In addition, limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Rule 144A under the 1933 Act allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     The applicable Subadviser will monitor the liquidity of Rule 144A securities for each Series under the supervision of the applicable Portfolio Trust's or Trust's Board of Trustees. In reaching liquidity decisions, the Subadviser will consider, among other things, the following factors: (a) the frequency of trades and quotes for the security, (b) the number of dealers and other potential purchasers wishing to purchase or sell the security, (c) dealer undertakings to make a market in the security and (d) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     The liquidity of Rule 144A securities could be impaired if qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities.

UNSECURED PROMISSORY NOTES


     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by the Series will have remaining maturities of 13 months or less. The Series will invest no more than 15% (10% in the case of the Money Market Series, but 5% from and after May 28, 2010) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Illiquid Securities" above.


REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Series will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs are incurred. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. Repurchase agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Series seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. All repurchase agreements entered into by the Series are fully collateralized, with such collateral being marked to market daily.

     The Series may, together with other registered investment companies managed by the Series' Sub-Advisers or their affiliates, transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements, including tri-party subcustody repurchase arrangements.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

     The Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. The segregation of assets could impair the Series' ability to meet its current obligations or impede investment management if a large portion of the Series' assets are involved. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities.

     Reverse repurchase agreements may expose a Series to greater fluctuations in the value of its assets. When a Series reinvests the proceeds of a reverse repurchase agreement in other securities, any fluctuations in the market value of either the securities the Series is committed to repurchase from the other party or any securities in which the proceeds are invested would affect the market value of the Series' assets. In addition, if a Series is not able to reinvest the proceeds of the agreement at a rate equal to or higher than the rate that it is obligated to pay under the reverse repurchase agreement, engaging in the agreement will lower the Series' income.

     Although a reverse repurchase agreement receives special treatment in the event of the bankruptcy or insolvency of one of the parties, there still may be delays and costs involved in a Series' exercising its rights under the agreement.


     Borrowing may make the value of an investment in a Series more volatile and increase the Series' overall investment exposure. A Series may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the portfolio managers' strategy and the ability of the Series to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide pass-through tax treatment to shareholders. Interest on any borrowings will be a Series expense and will reduce the value of a Series' interests.


FOREIGN SECURITIES -- ALL SERIES

     The Series may invest their assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The less liquid a market, the more difficult it may be for a Series to price its portfolio securities accurately or to dispose of such securities at the times determined by a Sub-adviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Series' operations require cash, such as in order to meet redemptions and to pay its expenses. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

     A Series may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to the Series' investments in such countries. These taxes will reduce the return achieved by the Series. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

     Additionally, the operating expenses of a Series making such investment can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the costs of investing in foreign securities are higher than the costs of investing exclusively in U.S. securities. Custodian services and other costs such as valuation costs and communication costs relating to investment in international securities markets generally are more expensive than in the United States.

MONEY MARKET SERIES


     The Money Market Series may invest in the following foreign securities: (a) U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks (such as Eurodollar CDs, which are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States; Eurodollar TDs ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a foreign or domestic bank; and Canadian TDs, which are essentially the same as ETDs except they are issued by branches of major Canadian banks); (b) high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations (including Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian subsidiary of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer); and (c) U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Series' Subadviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.


SERIES OTHER THAN THE MONEY MARKET SERIES

     Not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments in such companies entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

     American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of foreign issuers provide an alternative method for a Series to make foreign investments. These securities are not denominated in the same currency as the securities into which they may be converted and fluctuate in value based on the underlying security. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts evidencing a similar arrangement.

     The Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     The Series may invest in securities of emerging market countries. Emerging markets countries may include, without limitation, any country which, at the time of investment, is categorized by the World Bank in its annual categorization as middle- or low-income. These securities may be U.S. dollar denominated or non-U.S. dollar denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations (including dollar and non-dollar denominated) and other debt securities of foreign corporate issuers; and (d) non-dollar denominated debt obligations of U.S. corporate issuers. A Series may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for a Series' investments in such securities.

     Emerging markets and certain other non-U.S. countries may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Series could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Series' investment in those markets and may increase the expenses of the Series. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Series' operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies, securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Forward currency exchange contracts may be entered into for each Series for the purchase or sale of foreign currency to hedge against adverse rate changes or otherwise to achieve the Series' investment objectives. A currency exchange contract allows a definite price in dollars to be fixed for securities of foreign issuers that have been purchased or sold (but not settled) for the Series.

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are effected in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.

     Each Series may also enter into proxy hedges and cross hedges. In a proxy hedge, which generally is less costly than a direct hedge, a Series, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated. A Series may enter into a cross hedge if a particular currency is expected to decrease against another currency. The Series would sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount equal to some or all of the Series' holdings denominated in the currency sold.

     Entering into exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     The Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Series may do so when their Subadvisers determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts for the Series may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject the Series to certain risks.

     Even if a hedge is generally successful, the matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which the Series' assets that are the subject of such cross-hedges are denominated.

     Secondary markets generally do not exist for forward currency exchange contracts, with the result that closing transactions generally can be made for forward currency exchange contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Series will in fact be able to close out a forward currency exchange contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Series might be unable to close out a forward currency exchange contract at any time prior to maturity, if at all. In either event, a Series would continue to be subject to market risk with respect to the position, and would continue to be required to maintain the required cover.

GUARANTEED INVESTMENT CONTRACTS


     The Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Series guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series, but 5% from and after May 28, 2010) of the Series' net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.


WHEN-ISSUED SECURITIES

     Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of commitment and the delivery and payment ordinarily takes

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place beyond customary settlement time. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the buyer before settlement. The securities are subject to market fluctuation due to changes in market interest rates; the securities are also subject to fluctuation in value pending settlement based upon public perception of the creditworthiness of the issuer of these securities.

     It is expected that, under normal circumstances, the Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the SEC. Since those policies currently require that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expect always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, although the Series do not intend to make such purchases for speculative purposes and intend to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).

ZERO COUPON OBLIGATIONS

     A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

     A Series may acquire zero coupon obligations when consistent with its investment objective and policies. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay dividends based on such accrued income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FOREIGN
CURRENCIES -- SERIES OTHER THAN THE MONEY MARKET SERIES


     Futures Contracts. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. or foreign stocks, U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.


     Purchases or sales of stock index futures contracts may be used to attempt to protect a Series' current or intended stock investments from broad fluctuations in stock prices. For example, the Series may sell stock index futures contracts in anticipation of or during a decline in the market value of the Series' securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Series is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Series intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Series will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Under certain circumstances, such as periods of high volatility, a Series may be required by an exchange to increase the level of its initial deposit, and initial deposit requirements might be increased generally in the future by regulatory action. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value. Daily variation margin calls could be substantial in the event of adverse price movements. If a Series has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms may call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt security in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is generally more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

     When a Series enters into futures contracts, the Series will establish a segregated account to cover the Series' obligations with respect to such futures contracts. The assets in the account will consist of cash, offsetting derivatives or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or other trends by the applicable Subadviser may still not result in a successful transaction.

     In addition, futures contracts entail risks. If the Subadvisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     Options on Futures Contracts. The Series may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. In the case of a call option written by the Series, the loss is potentially unlimited. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     Futures transactions will be limited to the extent necessary to maintain the qualification as regulated investment companies of certain investors in the Transamerica Partners Portfolios. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Series, the Series are not deemed to be "commodity pool operators" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

     Options on Foreign Currencies. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, may be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the value of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Losses from the writing of call options are potentially unlimited. Accordingly, the Series intend that any call options on foreign currencies that they write (other than for cross-hedging purposes as described below) will be covered. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of another foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash and liquid securities in a segregated account with its custodian.

     The Series may also write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Series collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies. Unlike transactions entered into by a Series in futures contracts, forward contracts and options on foreign currencies are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Series' ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

     The successful use of futures contracts, options on futures contracts and options on foreign currencies draws upon the applicable Subadviser's skill and experience with respect to such instruments. Should stock prices, interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or foreign currencies or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts or foreign currencies and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

OPTIONS ON SECURITIES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on their portfolio securities ("covered options"). However, a Series may forego the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will not write a call or a put option unless it owns either (1) an offsetting ("covering") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Series will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, segregate cash or liquid assets in the prescribed amount as determined daily.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration.

The applicable Subadviser will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of TAM and the applicable Board of Trustees.

OPTIONS ON SECURITIES INDICES -- SERIES OTHER THAN THE MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the applicable Subadviser believes the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Series will not purchase such options unless the applicable Subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series' securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, a Series may be forced to liquidate portfolio securities to meet settlement obligations.

SWAP AGREEMENTS -- SERIES OTHER THAN THE MONEY MARKET SERIES

     A Series may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Series than if the Series had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection "buyer" is generally obligated to pay the protection "seller" an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Series. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Series may be either the buyer or seller in the transaction. If the Series is a buyer and no credit event occurs, the Series may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Series generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Series would effectively add leverage to its portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Series had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. As there is not yet a fully-developed central exchange or market for credit default swap transactions, they may be difficult to trade or value, especially in the event of market disruptions. A Series will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

     A Series may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Series' portfolio because, in addition to its total net assets, the Series would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Series thereunder. Swap agreements also entail the risk that the Series will not be able to meet its obligation to the counterparty. Generally, the Series will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Series receiving or paying, as the case may be, only the net amount of the two payments).

     Most swap agreements entered into by the Series calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Series' current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Series' current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Series), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Subadviser.

     Whether a Series' use of swap agreements will be successful in furthering its investment objective will depend on the Subadviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Series bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect a Series' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

OTHER INVESTMENT COMPANIES

     Each Series may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Should a Series purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

     Securities of other investment companies that may be purchased by the Series include exchange-traded funds ("ETFs"). ETFs are typically structured as investment companies whose securities are traded over an exchange at their market price. ETFs generally represent a portfolio of securities designed to track a particular market index or other group of securities. A Series may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a Series. Moreover, a Series' investments in ETFs may not exactly match the performance of a direct investment in the respective indices or portfolios of securities to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs.

     Investments in other investment companies are subject to the risks of the securities in which those investment companies invest.

SHORT SALES "AGAINST THE BOX" -- SERIES OTHER THAN THE MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security). In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a nonfundamental operating policy, it is not expected that more than 40% of a Series' total assets would be involved in short sales against the box.

REAL ESTATE INVESTMENT TRUSTS

     Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income and a regulatory requirement that it distribute to its shareholders or unitholders as least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily through rents and capital gains from appreciation realized through property sales. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Mortgage REITs are sensitive to the credit quality of the underlying borrowers and also to the risk that they may be unable to invest at attractive interest rates if the mortgages in which they invest are prepaid. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. The value of REITs may be affected by management skill, cash flow and tax and regulatory requirements. REITs are also subject to risks generally associated with investments in real estate. A Series will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

     REITs may subject a Series to certain risks associated with the direct ownership of real estate. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, liability to third parties for or damages resulting from, environmental problems, or casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

     Investing in REITs involves certain unique risks, in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to risks associated with heavy cash flow dependency, potential default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

     REITs (especially Mortgage REITs) are also subject to interest rate risk. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

DOLLAR ROLLS AND TBA SECURITIES

     Each Series may enter into dollar roll transactions and purchase To Be Announced Securities ("TBAS"). Dollar rolls are transactions where a Series sells securities (usually mortgage-backed securities) with a commitment to buy similar, but not identical, securities on a future date at a lower price. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. A Series forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the Series is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold. A Series could also be compensated through receipt

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

of fee income. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements, which are discussed above.

     TBAS are a type of delayed delivery transaction where the seller agrees to issue a security at a future date. The seller does not specify the particular securities to be delivered. Instead, the Series agrees to accept any security that meets specified terms.

LOANS OF PORTFOLIO SECURITIES

     Each Series may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Series with respect to the loan is maintained with the Series. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Series' Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily; should the market value of the loaned securities increase, the borrower must furnish additional collateral. No Series enters into any portfolio security lending arrangements having a duration longer than one year. Any securities that a Series receives as collateral do not become part of its portfolio at the time of the loan and, in the event of a default by the borrower, the Series will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Series is permitted to invest. During the time securities are on loan, the borrower will pay the Series any accrued income on those securities, and the Series may invest the cash collateral and earned income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. At the termination of a loan transaction, a Series has the obligation to return cash or collateral delivered by the borrower. A Series may experience losses on the collateral and may be required to liquidate other investments at inopportune times in order to return amounts to the borrower. In the event of the bankruptcy of the other party to a securities loan, the Series could experience delays in recovering either the securities lent or cash, possible capital losses, and even loss of rights in the collateral should a borrower fail financially. To the extent that, in the meantime, the value of the securities lent has increased or the value of the securities purchased has decreased, a Series could experience a loss. No Series will lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by a Series are subject to termination at the Series' or the borrower's option. A Series may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

LOANS AND OTHER DIRECT INDEBTEDNESS

     A Series may purchase loans and other direct indebtedness, although the Large Value Series and Large Growth Series currently do not intend to make such investments. In purchasing a loan, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Loans may be secured or unsecured. Loans that are fully secured offer a Series more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation.

     These loans typically are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. The loans typically are made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting for itself and for others in the syndicate interest, principal and other amounts due, and for enforcing its and their other rights against the borrower. A Series' investment in loans may be structured as a novation, pursuant to which the Series would assume all of the rights of the lending institution in a loan, or alternatively, as an assignment, pursuant to which the Series would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Series may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services.

     Certain of the loans and the other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate the Series to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Series to increase its investment in a company at a time when the Series might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other liquid securities in an amount sufficient to meet such commitments.

     A Series' ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which the Series will purchase, a Series' Subadviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. A Series may purchase interests in loans where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Some loans may be in default at time of purchase. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

     As a Series may be required to rely upon another lending institution to collect and pass on to the Series amounts payable with respect to the loan and to enforce the Series' rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Series from receiving such amounts. In such cases, a Series may evaluate as well the creditworthiness of the lending institution and may treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of the Series' portfolio investments.

     Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Series. For example, if a loan is foreclosed, a Series could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, a Series could be held liable as co-lender.

     Interests in loans or other direct indebtedness are generally illiquid, and there is a limited trading market in these investments. Because there is no liquid market for commercial loans, the Series anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Series' ability to dispose of particular loans when necessary to meet redemptions of Series interests, to meet the Series' liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In addition, the limited trading market can make it difficult to ascertain a market value for these investments.

TEMPORARY DEFENSIVE POSITIONS

     At times a Series' Sub-adviser may judge that conditions in the securities markets make pursuing the Series' principal investment strategy inconsistent with the best interest of its shareholders. At such times, a Sub-adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Series' assets. In implementing these defensive strategies, a Series may invest without limit in high quality money market and other short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term. During periods in which such strategies are used, the duration of a Series may diverge from the duration range for that Series disclosed in its prospectus (if applicable). It is impossible to predict when, or for how

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

long, a Series will use these alternative strategies. As a result of using these alternative strategies, a Series may not pursue its investment objective.


MASTER LIMITED PARTNERSHIPS



     A Series may invest in a Master Limited Partnership ("MLP") units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a Series and affect the holding period of a Series' asset.


CERTAIN OTHER OBLIGATIONS

     Each Series may invest in instruments other than those listed previously, provided such investments are consistent with the Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Subadvisers also make their own evaluations of these securities. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the applicable Subadviser will consider such an event in its determination of whether the Series should continue to hold the obligation. A description of the ratings used herein is set forth in Appendix A.

     Except as stated otherwise, all investment policies and restrictions described herein are nonfundamental, and may be changed without prior shareholder approval.

                             INVESTMENT RESTRICTIONS


     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy. There is no limit on the ability of a Series to make any type of investment or to invest in any type of security, except as expressly stated in the Prospectus or in this SAI or as imposed by law.


     As a matter of fundamental policy, no Series may:

          1. The Series may not borrow money, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          2. The Series may not issue any senior security, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          3. The Series may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, (the "Securities Act" or the "1933 Act") except as permitted under the Securities Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Series may be deemed to be an underwriter within the meaning of the Securities Act, Series may act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

          4. The Series may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Series may, among other things, (i) acquire or lease office space for its own use; (ii) invest in securities of issuers that invest in real estate or interests therein; (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (iv) hold and sell real estate acquired by the portfolio as a result of the ownership of securities.

          5. The Series may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

          6. The Series may not "concentrate" its investments in a particular industry or group of industries (except those Series listed below), except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing this limitation will not apply to securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities, except that the Money Market Series may invest without limitation in obligations issued by banks.

          7. The Series may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Series to borrow money in amounts of up to one-third of a Series' total assets from banks for any purpose, and to borrow up to 5% of the Series' total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Series to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Series total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing, and thus, subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a Series' shares to be more volatile than if the Series did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Series' holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Series may have to sell securities at a time and at a price that is unfavorable to the Series. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Series' net investment income in any given period. The policy in (1) above will be interpreted to permit a Series to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

     With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are defined as Series obligations that have a priority over the Series' shares with respect to the payment of dividends or the distribution of Series assets. The 1940 Act prohibits a Series from issuing senior securities except that a Series may borrow money in amounts of up to one-third of the Series' total assets from banks for any purpose. A Series also may borrow up to 5% of the Series' total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Series can increase the speculative character of the Series' outstanding shares through leveraging. Leveraging of a Series' holdings through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Series' net

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

assets remain the same, the total risk to investors is increased to the extent of the Series' gross assets. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

     With respect to the fundamental policy relating to underwriting set forth in (3) above, the 1940 Act does not prohibit a Series from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Series to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Series' underwriting commitments, when added to the value of the Series' investments in issuers where the Series owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Series engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Series investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Series to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent a Series from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Series may be considered to be an underwriter under the 1933 Act.

     With respect to the fundamental policy relating to real estate set forth in
(4) above, the 1940 Act does not prohibit a Series from owning real estate; however, a Series is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current staff of the Securities and Exchange Commission ("SEC") position generally limits a Series' purchases of illiquid securities to 15% of net assets. The policy in (4) above will be interpreted not to prevent a Series from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

     With respect to the fundamental policy relating to lending set forth in (5) above, the 1940 Act does not prohibit a Series from making loans; however, SEC staff interpretations currently prohibit Portfolios from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans. While lending securities may be a source of income to a Series, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Series' manager or a sub-adviser believes the income justifies the attendant risks. A Series also will be permitted by this policy to make loans of money, including to other funds. A Series would have to obtain exemptive relief from the SEC to make loans to other Series. The policy in (5) above will be interpreted not to prevent a Series from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

     With respect to the fundamental policy relating to concentration set forth in (6) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a Series' total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Series that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (6) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Series as to how to classify issuers within or among industries.

     With respect to the fundamental policy relating to commodities set forth in
(7) above, the 1940 Act does not prohibit a Series from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Series is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Series' purchases of illiquid securities to 15% of net assets. If a Series were to invest in a physical commodity or a physical commodity-related instrument, the Series would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (7) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

     The Series' fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

     Non-Fundamental Policies.

     Each Series will not, as a matter of operating policy, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This policy does not prevent a Series from investing in securities of registered open-end investment companies or registered unit investment trusts in reliance on any other provision of applicable law or regulation.

     This policy may be changed by the Board of Trustees of Transamerica Partners Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Internal Revenue Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions.

     BROKERAGE TRANSACTIONS. Each Series' Subadvisers may use brokers or dealers for Series transactions who also provide brokerage and research services to the Series or other accounts over which the advisers exercise investment discretion. A Series may "pay up" for brokerage services, meaning that it is authorized to pay a broker or dealer who provides these brokerage and research services a commission for executing a portfolio transaction which is higher than the commission another broker or dealer would have charged. However, a Series will "pay up" only if the applicable adviser determines in good faith that the higher commission is reasonable in relation to the brokerage and research services provided, viewed in terms of either the particular transaction or all of the accounts over which the adviser exercises investment discretion.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Transamerica Partners Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the Act. of 1933 Act.


     The net asset value per share of each Series is determined on each day during which the New York Stock Exchange ("NYSE") is open for business. The net asset value is not determined on days when the NYSE is closed (generally, New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). This determination of net asset value is made once each day as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, by dividing the total assets of a Series or the total assets attributable to a class less all of the liabilities attributable to that Series or class, by the total number of shares of that Series or class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order.





     The Board of Trustees of Transamerica Partners Portfolios has approved procedures to be used to value the Series' securities for the purposes of determining the Series' net asset value. The valuation of the securities of the Series is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Series to TAM.



     In general, securities and other investments are valued based on market value priced at the close of regular trading on the NYSE. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-denominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price ("NOCP"). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over the counter are valued at the mean of the last bid and asked prices. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Transamerica Partners Portfolios' Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.



     When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Transamerica Partners Portfolios' Board of Trustees may, in good faith, establish a fair value for the security in accordance with fair valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale. The Series use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by TAM from time to time.



     Valuing securities in accordance with fair value procedures involves greater reliance on judgment than valuing securities based on readily available market quotations. The valuation committee makes fair value determinations in good faith in accordance with Transamerica Partners Portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value.




MANAGEMENT OF TRANSAMERICA PARTNERS PORTFOLIOS


     The Board Members and executive officers of the Transamerica Partners Portfolios are listed below. The Board governs each Series and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Series and the operation of the Transamerica Partners Portfolios by its officers. The Board also reviews the management of each Series' assets by the investment adviser and its respective sub-adviser. The Series are among the funds advised and sponsored by TAM (collectively, the "Transamerica Asset Management Group"). Transamerica Asset Management Group ("TAMG") consists of Transamerica Funds, Transamerica Series Trust ("TST"), Transamerica Income Shares, Inc. ("TIS"), Transamerica Partners Funds Group ("TPFG"), Transamerica Partners Funds Group II ("TPFG II"), Transamerica Partners Portfolios ("TPP"), and Transamerica Asset Allocation Variable Funds ("TAAVF") and consists of 150 funds as of the date of this SAI.


     The mailing address of each Board Member is c/o Secretary of TPP, 570 Carillon Parkway, St. Petersburg, Florida 33716. The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.


                                                                 NUMBER
                                                                   OF
                           TERM                                   FUNDS
                            OF                                     IN
                          OFFICE                                  COM-
                            AND                                   PLEX
                          LENGTH                                  OVER-
                            OF              PRINCIPAL             SEEN
             POSITION(S)   TIME           OCCUPATION(S)            BY        OTHER
NAME AND         HELD     SERVE-              DURING              BOARD    DIRECTOR-
AGE           WITH TRUST    D*             PAST 5 YEARS          MEMBER      SHIPS
--------     -----------  ------  -----------------------------  ------  ------------
INTERESTED BOARD MEMBER**
John K.      Chairman,     Since  Chairman and Board Member        150   N/A
Carter.....  Board         2007   (2008 -- present), President
(1961)       Member,              (2007 -- present), Chief
             President,           Executive Officer
             and Chief            (2006 -- present), Vice
             Executive            President, Secretary and
             Officer              Chief Compliance Officer
                                  (2003 -- 2006), Transamerica
                                  Investors, Inc. ("TII");
                                  Chairman, Board Member,
                                  President and Chief Executive
                                  Officer, TPP, TPFG, TPFG II
                                  and TAAVF (2007 -- present);
                                  Chairman (2007 -- present),
                                  Board Member
                                  (2006 -- present), President
                                  and Chief Executive Officer
                                  (2006 -- present), Senior
                                  Vice President
                                  (1999 -- 2006), Chief
                                  Compliance Officer, General
                                  Counsel and Secretary
                                  (1999 -- 2006), Transamerica
                                  Funds and TST; Chairman
                                  (2007 -- present), Board
                                  Member (2006 -- present),
                                  President and Chief Executive
                                  Officer (2006 -- present),
                                  Senior Vice President
                                  (2002 -- 2006), General
                                  Counsel, Secretary and Chief
                                  Compliance Officer
                                  (2002 -- 2006), TIS;
                                  Chairman, President and Chief
                                  Executive Officer
                                  (2006 -- present), Director
                                  (2002 -- present), Senior
                                  Vice President (1999
                                  -- 2006), General Counsel and
                                  Secretary (2000 -- 2006),
                                  Chief Compliance Officer
                                  (2004 -- 2006), TAM;
                                  Chairman, President and Chief
                                  Executive Officer
                                  (2006 -- present), Senior
                                  Vice President
                                  (1999 -- 2006), Director
                                  (2002 -- present), General
                                  Counsel and Secretary
                                  (2001 -- 2006), Transamerica
                                  Fund Services, Inc. ("TFS");
                                  Vice President, AFSG
                                  Securities Corporation
                                  (2001 -- present); Senior
                                  Vice President, General
                                  Counsel and Secretary,
                                  Transamerica Index Funds,
                                  Inc. ("TIF") (2002 -- 2004);
                                  and Director,
                                  (2008 -- present), Vice
                                  President, Transamerica
                                  Investment Services, Inc.
                                  ("TISI") (2003 -- 2005) and
                                  Transamerica Investment
                                  Management, LLC ("TIM")
                                  (2001 -- 2005).
INDEPENDENT BOARD MEMBERS***
Sandra N.    Board         Since  Retired (1999 -- present);       150   Big 5
Bane.......  Member        2008   Partner, KPMG (1975 -- 1999);          Sporting
(1952)                            Board Member, TII                      Goods
                                  (2003 -- present); and Board           (2002 -- pr-
                                  Member, Transamerica Funds,            esent); AGL
                                  TST, TIS, TPP, TPFG, TPFG II           Resources,
                                  and TAAVF (2008 -- present).           Inc. (energy
                                                                         services
                                                                         holding
                                                                         company)
                                                                         (2008 -- pr-
                                                                         esent)

                                                                 NUMBER
                                                                   OF
                           TERM                                   FUNDS
                            OF                                     IN
                          OFFICE                                  COM-
                            AND                                   PLEX
                          LENGTH                                  OVER-
                            OF              PRINCIPAL             SEEN
             POSITION(S)   TIME           OCCUPATION(S)            BY        OTHER
NAME AND         HELD     SERVE-              DURING              BOARD    DIRECTOR-
AGE           WITH TRUST    D*             PAST 5 YEARS          MEMBER      SHIPS
--------     -----------  ------  -----------------------------  ------  ------------
Leo J.       Lead          Since  Principal, Advisor Network       150   N/A
Hill.......  Independent   2007   Solutions, LLC (business
(1956)       Board                consulting)
             Member               (2006 -- present); Board
                                  Member, TST
                                  (2001 -- present); Board
                                  Member, Transamerica Funds
                                  and TIS (2002 -- present);
                                  Board Member, TPP, TPFG, TPFG
                                  II and TAAVF
                                  (2007 -- present); Board
                                  Member, TII
                                  (2008 -- present); President,
                                  L. J. Hill & Company (a
                                  holding company for
                                  privately-held assets) (1999
                                  -- present); Market
                                  President, Nations Bank of
                                  Sun Coast Florida
                                  (1998 -- 1999); Chairman,
                                  President and Chief Executive
                                  Officer, Barnett Banks of
                                  Treasure Coast Florida
                                  (1994 -- 1998); Executive
                                  Vice President and Senior
                                  Credit Officer, Barnett Banks
                                  of Jacksonville, Florida
                                  (1991 -- 1994); and Senior
                                  Vice President and Senior
                                  Loan Administration Officer,
                                  Wachovia Bank of Georgia
                                  (1976 -- 1991).
David W.     Board         Since  Board Member, Transamerica       150   N/A
Jennings...  Member        2009   Funds, TST, TIS, TPP, TPFG,
(1946)                            TPFG II and TAAVF
                                  (2009 -- present); Board
                                  Member, TII
                                  (2009 -- present); Principal,
                                  Maxam Capital Management, LLC
                                  (2006 -- 2008); and
                                  Principal, Cobble Creek
                                  Management LP (2004 -- 2006).
Russell A.   Board         Since  General Manager, Sheraton        150   N/A
Kimball,     Member        2007   Sand Key Resort
Jr.........                       (1975 -- present); Board
(1944)                            Member, TST
                                  (1986 -- present); Board
                                  Member, Transamerica Funds,
                                  (1986 -- 1990),
                                  (2002 -- present); Board
                                  Member, TIS
                                  (2002 -- present); Board
                                  Member, TPP, TPFG, TPFG II
                                  and TAAVF (2007 -- present);
                                  and Board Member, TII
                                  (2008 -- present).
Eugene M.    Board         Since  Chief Executive Officer,         150   N/A
Mannella...  Member        1993   HedgeServ Corporation (hedge
(1954)                            fund administration)
                                  (2008 -- present); Self-
                                  employed consultant
                                  (2006 -- present); President,
                                  ARAPAHO Partners LLC (limited
                                  purpose broker-dealer)
                                  (1998 -- 2008); Board Member,
                                  TPP, TPFG, TPFG II and TAAVF
                                  (1993 -- present); Board
                                  Member, Transamerica Funds,
                                  TST and TIS
                                  (2007 -- present); Board
                                  Member, TII
                                  (2008 -- present); and
                                  President, International Fund
                                  Services (alternative asset
                                  administration) (1993
                                  -- 2005).

                                                                 NUMBER
                                                                   OF
                           TERM                                   FUNDS
                            OF                                     IN
                          OFFICE                                  COM-
                            AND                                   PLEX
                          LENGTH                                  OVER-
                            OF              PRINCIPAL             SEEN
             POSITION(S)   TIME           OCCUPATION(S)            BY        OTHER
NAME AND         HELD     SERVE-              DURING              BOARD    DIRECTOR-
AGE           WITH TRUST    D*             PAST 5 YEARS          MEMBER      SHIPS
--------     -----------  ------  -----------------------------  ------  ------------
Norman R.    Board         Since  Retired (2005 -- present);       150   Buena Vista
Nielsen,     Member        2007   Board Member, Transamerica             University
Ph.D.......                       Funds, TST and TIS                     Board of
(1939)                            (2006 -- present); Board               Trustees
                                  Member, TPP, TPFG, TPFG II             (2004 -- pr-
                                  and TAAVF (2007 -- present);           esent)
                                  Board Member, TII
                                  (2008 -- present); Director,
                                  Iowa Student Loan Service
                                  Corporation
                                  (2006 -- present); Director,
                                  League for Innovation in the
                                  Community Colleges
                                  (1985 -- 2005); Director,
                                  Iowa Health Systems
                                  (1994 -- 2003); Director,
                                  U.S. Bank (1985 -- 2006); and
                                  President, Kirkwood Community
                                  College (1985 -- 2005).
Joyce G.     Board         Since  Retired (2004 -- present);       150   Board of
Norden.....  Member        1993   Board Member, TPFG, TPFG II            Governors,
(1939)                            and TAAVF (1993 -- present);           Reconstruc-
                                  Board Member, TPP                      tion-ist
                                  (2002 -- present); Board               Rabbinical
                                  Member, Transamerica Funds,            College
                                  TST and TIS                            (2007 -- pr-
                                  (2007 -- present); Board               esent)
                                  Member, TII
                                  (2008 -- present); and Vice
                                  President, Institutional
                                  Advancement,
                                  Reconstructionist Rabbinical
                                  College (1996 -- 2004).
Patricia L.  Board         Since  Retired (2007 -- present);       150   Honorary
Sawyer.....  Member        1993   President/Founder, Smith &             Trustee,
(1950)                            Sawyer LLC (management                 Bryant
                                  consulting) (1989 -- 2007);            University
                                  Board Member, Transamerica             (1996 -- pr-
                                  Funds, TST and TIS                     esent)
                                  (2007 -- present); Board
                                  Member, TII
                                  (2008 -- present); Board
                                  Member, TPP, TPFG, TPFG II
                                  and TAAVF (1993 -- present);
                                  Trustee, Chair of Finance
                                  Committee and Chair of
                                  Nominating Committee
                                  (1987 -- 1996), Bryant
                                  University; Vice President,
                                  American Express
                                  (1987 -- 1989); Vice
                                  President, The Equitable
                                  (1986 -- 1987); and Strategy
                                  Consultant, Booz, Allen &
                                  Hamilton (1982 -- 1986).
John W.      Board         Since  Attorney, Englander &            150   Operation
Waechter...  Member        2007   Fischer, P.A. (2008                    PAR, Inc.
(1952)                            -- present); Retired                   (2008 -- pr-
                                  (2004 -- 2008); Board Member,          esent); West
                                  TST and TIS                            Central
                                  (2004 -- present); Board               Florida
                                  Member, Transamerica Funds             Coun-
                                  (2005 -- present); Board               cil -- Boy
                                  Member, TPP, TPFG, TPFG II             Scouts of
                                  and TAAVF (2007 -- present);           America
                                  Board Member, TII                      (2008 -- pr-
                                  (2008 -- present); Employee,           esent)
                                  RBC Dain Rauscher (securities
                                  dealer) (2004); Executive
                                  Vice President, Chief
                                  Financial Officer and Chief
                                  Compliance Officer, William
                                  R. Hough & Co. (securities
                                  dealer) (1979 -- 2004); and
                                  Treasurer, The Hough Group of
                                  Funds (1993 -- 2004).



--------


* Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust's Declaration of Trust.



**     May be deemed an "interested person" (as that term is defined in the 1940
       Act) of the Trust because of his employment with TAM or an affiliate of TAM.



*** Independent Board Member means a Board Member who is not an "interested person" (as defined under the 1940 Act) of the Trust.

                                    OFFICERS



     The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.



                                                            TERM OF OFFICE        PRINCIPAL OCCUPATION(S)
                                                             AND LENGTH OF             OR EMPLOYMENT
NAME AND AGE                           POSITION              TIME SERVED*           DURING PAST 5 YEARS
------------                -----------------------------   --------------   --------------------------------
John K. Carter............  Chairman, Board                   Since 2007     See the table above.
(1961)                      Member, President,
                            and Chief Executive
                            Officer
Dennis P. Gallagher.......  Vice President,                   Since 2007     Vice President, General Counsel
(1970)                      General Counsel                                  and Secretary, Transamerica
                            and Secretary                                    Funds, TST and TIS (2006
                                                                             -- present); Vice President,
                                                                             General Counsel and Secretary,
                                                                             TII, (2006 -- present); Vice
                                                                             President, General Counsel and
                                                                             Secretary, TPP, TPFG, TPFG II
                                                                             and TAAVF (2007 -- present);
                                                                             Director, Senior Vice President,
                                                                             General Counsel, Operations, and
                                                                             Secretary, TAM and TFS
                                                                             (2006 -- present); Assistant
                                                                             Vice President, TCI
                                                                             (2007 -- present); and Director,
                                                                             Deutsche Asset Management
                                                                             (1998 -- 2006).
Robert A. DeVault, Jr.....  Vice President,                   Since 2009     Vice President, Treasurer and
(1965)                      Treasurer and                                    Principal Financial Officer,
                            Principal Financial                              (March 2010 -- present),
                            Officer                                          Assistant Treasurer,
                                                                             (2009 -- 2010), Transamerica
                                                                             Funds, TST, TII, TIS, TPP, TPFG,
                                                                             TPFG II and TAAVF; Vice
                                                                             President (March
                                                                             2010 -- present), Assistant Vice
                                                                             President (2007 -- 2010) and
                                                                             Manager, Fund Administration,
                                                                             (2002 -- 2007), TFS; and Vice
                                                                             President (March
                                                                             2010 -- present), TAM.
Christopher A. Staples....  Vice President and                Since 2007     Vice President and Chief
(1970)                      Chief Investment                                 Investment Officer
                            Officer                                          (2007 -- present); Vice
                                                                             President -- Investment
                                                                             Administration (2005 -- 2007),
                                                                             TII; Vice President and Chief
                                                                             Investment Officer
                                                                             (2007 -- present), Senior Vice
                                                                             President -- Investment
                                                                             Management (2006 -- 2007), Vice
                                                                             President -- Investment
                                                                             Management (2005 -- 2006),
                                                                             Transamerica Funds, TST and TIS;
                                                                             Vice President and Chief
                                                                             Investment Officer, TPP, TPFG,
                                                                             TPFG II and TAAVF
                                                                             (2007 -- present); Director
                                                                             (2005 -- present), Senior Vice
                                                                             President -- Investment
                                                                             Management (2006 -- present) and
                                                                             Chief Investment Officer
                                                                             (2007 -- present), TAM;
                                                                             Director, TFS (2005 -- present);
                                                                             and Assistant Vice President,
                                                                             Raymond James & Associates
                                                                             (1999 -- 2004).
Robert S. Lamont, Jr......  Vice President,                   Since 2010     Vice President, Chief Compliance
(1973)                      Chief Compliance Officer and                     Officer and Conflicts of
                            Conflicts of Interest Officer                    Interest Officer, Transamerica
                                                                             Funds, TST, TIS, TPP, TPFG, TPFG
                                                                             II and TAAVF (February
                                                                             2010 -- present); Vice President
                                                                             and Senior Counsel, TAM and TFS
                                                                             (2007 -- present); Senior
                                                                             Counsel, United States
                                                                             Securities and Exchange
                                                                             Commission (2004 -- 2007); and
                                                                             Associate, Dechert, LLP
                                                                             (1999 -- 2004).

                                                            TERM OF OFFICE        PRINCIPAL OCCUPATION(S)
                                                             AND LENGTH OF             OR EMPLOYMENT
NAME AND AGE                           POSITION              TIME SERVED*           DURING PAST 5 YEARS
------------                -----------------------------   --------------   --------------------------------
Bradley O. Ackerman.......  Anti-Money Laundering Officer     Since 2009     Anti-Money Laundering Officer,
(1966)                                                                       TPP, TPFG, TPFG II and TAAVF
                                                                             (2009 -- present); Anti-Money
                                                                             Laundering Officer, Transamerica
                                                                             Funds (2007 -- present); Senior
                                                                             Compliance Officer, TAM (2007
                                                                             -- present); and Director,
                                                                             Institutional Services, Rydex
                                                                             Investments (2002 -- 2007).
Sarah L. Bertrand.........  Assistant Secretary               Since 2009     Assistant Secretary,
(1967)                                                                       Transamerica Funds, TST, TIS,
                                                                             TPP, TPFG, TPFG II and TAAVF
                                                                             (2009 -- present); Assistant
                                                                             Secretary, TII
                                                                             (2009 -- present); Assistant
                                                                             Vice President and Director,
                                                                             Legal Administration, TAM and
                                                                             TFS (2007 -- present); Assistant
                                                                             Secretary and Chief Compliance
                                                                             Officer, 40/86 Series Trust and
                                                                             40/86 Strategic Income Fund
                                                                             (2000 -- 2007); and Second Vice
                                                                             President and Assistant
                                                                             Secretary, Legal and Compliance,
                                                                             40/86 Capital Management, Inc.
                                                                             (1994 -- 2007).
Timothy J. Bresnahan......  Assistant Secretary               Since 2009     Assistant Secretary,
(1968)                                                                       Transamerica Funds, TST, TIS,
                                                                             TPP, TPFG, TPFG II and TAAVF
                                                                             (2009 -- present); Assistant
                                                                             Secretary, TII
                                                                             (2009 -- present); Counsel, TAM
                                                                             (2008 -- present); Counsel
                                                                             (contract), Massachusetts
                                                                             Financial Services, Inc. (2007);
                                                                             Assistant Counsel, BISYS Fund
                                                                             Services Ohio, Inc.
                                                                             (2005 -- 2007); and Associate,
                                                                             Greenberg Traurig, P.A.
                                                                             (2004 -- 2005).
Margaret A. Cullem-Fiore..  Assistant Secretary               Since 2010     Assistant Secretary,
(1957)                                                                       Transamerica Funds, TST, TIS,
                                                                             TPP, TPFG, TPFG II and TAAVF
                                                                             (April 2010 -- present);
                                                                             Assistant Vice President, TCI
                                                                             (2009 -- present); Vice
                                                                             President and Senior Counsel,
                                                                             TAM and TFS (2006 -- present);
                                                                             Vice President and Senior
                                                                             Counsel, Transamerica Financial
                                                                             Advisors, Inc. (2004 -- 2007);
                                                                             and Vice President and Senior
                                                                             Counsel, Western Reserve Life
                                                                             Assurance Co. of Ohio (2006).
Richard E. Shield, Jr.....  Tax Officer                       Since 2008     Tax Officer, Transamerica Funds,
(1974)                                                                       TST, TIS, TPP, TPFG, TPFG II and
                                                                             TAAVF (2008 -- present); Tax
                                                                             Officer, TII (2008 -- present);
                                                                             Tax Manager, Jeffrey P.
                                                                             McClanathan, CPA (2006 -- 2007)
                                                                             and Gregory, Sharer & Stuart
                                                                             (2005 -- 2006); Tax Senior,
                                                                             Kirkland, Russ, Murphy & Tapp,
                                                                             P.A. (2003 -- 2005); and
                                                                             Certified Public Accountant,
                                                                             Schultz, Chaipel & Co., LLP
                                                                             (1998 -- 2003).
Elizabeth Strouse.........  Assistant Treasurer               Since 2010     Assistant Treasurer,
(1974)                                                                       Transamerica Funds, TST, TIS,
                                                                             TPP, TPFG, TPFG II and TAAVF
                                                                             (April 2010 -- present);
                                                                             Director, Fund Financial
                                                                             Services (2009 -- present), TFS;
                                                                             Director, Fund Administration,
                                                                             TIAA-CREF (2007 -- 2009); and
                                                                             Manager (2006 -- 2007) and
                                                                             Senior (2003 -- 2006) Accounting
                                                                             and Assurance,
                                                                             PricewaterhouseCoopers, LLC.



--------

*    Elected and serves at the pleasure of the Board of the Trust.



     If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

     Each of the Board Members, other than Mr. Jennings, previously served as a trustee or director of the TAM, Diversified or Premier fund family, and each Board Member was thus initially selected by the board of the applicable predecessor fund family. In connection with the consolidation of all "manager of managers" investment advisory services within Transamerica in 2007, a single board was established to oversee the TAM and Diversified fund families, and each of the Board Members, other than Ms. Bane and Mr. Jennings, joined the Board at that time. The Board was established with a view both to ensuring continuity of representation by board members of the TAM and Diversified fund families on the Board and in order to establish a Board with experience in and focused on overseeing various types of funds, which experience would be further developed and enhanced over time. Ms. Bane joined the Board in 2008 when the Premier fund family was consolidated into TAMG. Mr. Jennings joined the Board in 2009.



     The Board believes that each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Board Members' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TAM, the sub-advisers, other services providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person's service as a board member of a predecessor fund family (other than Mr. Jennings); such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Board Member; the fact that such person's service would be consistent with the requirements of the retirement policies of the Trust; as to each Board Member other than Mr. Carter, his or her status as not being an "interested person" as defined in the 1940 Act; and, as to Mr. Carter, his status as a representative of TAM. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Board
Member: Ms. Bane, accounting experience and experience as a board member of multiple organizations; Mr. Hill, financial and entrepreneurial experience as an executive, owner and consultant; Mr. Jennings, investment management experience as an executive of investment management organizations and portfolio manager; Mr. Kimball, business experience as an executive; Mr. Mannella, accounting and fund administration experience, investment management industry experience as an executive and consultant; Mr. Nielsen, academic leadership, insurance, business development and board experience; Ms. Norden, non-profit executive experience and extensive board and academic leadership; Ms. Sawyer, management consulting and board experience; Mr. Waechter, securities industry and fund accounting and fund compliance experience, legal experience and board experience; and Mr. Carter, investment management experience as an executive and leadership roles with TAM and affiliated entities. References to the qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Board Member as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.



     The Board is responsible for overseeing the management and operations of the funds. Mr. Carter serves as Chairman of the Board. Mr. Carter is an interested person of the funds. Independent Board Members constitute more than 75% of the Board.



     The Board has two standing committees: the Audit Committee and Nominating Committee. Both the Audit Committee and Nominating Committee are chaired by an Independent Board Member and composed of all of the Independent Board Members. In addition, the Board has a Lead Independent Board Member.



     The Lead Independent Board Member and the chairs of the Audit and Nominating Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Independent Board Member also serves as a key point person for dealings between management and the Independent Board Members. Through the funds' board committees the Independent Board Members consider and address important matters involving the funds, including those presenting conflicts or potential conflicts of interest for management and they believe they can act independently and effectively.



     The Board currently believes that an interested Chairman is appropriate and is in the best interests of the funds and their shareholders, and that its committees help ensure that the funds have effective and independent governance and oversight. The Board believes that an interested Chairman has a professional interest in the quality of the services provided to the funds and that the Chairman is best equipped to provide oversight of such services on a day-to-day basis because of TAM's sponsorship of the funds and TAM's ongoing monitoring of the investment sub-advisers that manage the assets of each fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Board Members from management. The Independent Board Members also believe that they can effectively act independently without having an Independent Board Member act as Chairman. Among other reasons, this belief is based on the fact that the Independent Board members represent over 75% of the Board.



     The Audit Committee, among other things, oversees the accounting and reporting policies and practices of the Trust, oversees the quality and integrity of the financial statements of the Trust, approves, prior to appointment, the engagement of the Trust's independent registered public accounting firm, reviews and evaluates the independent registered public accounting firm's qualifications, independence and performance, and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund's independent registered public accounting firm to TAM and any affiliated service providers if the engagement relates directly to each fund's operations and financial reporting.



     The Nominating Committee is a forum for identifying, considering, selecting and nominating, or recommending for nomination by the Board, candidates to fill vacancies on the Board.



     When addressing vacancies, the Nominating Committee sets any necessary standards or qualifications for service on the Board and may consider nominees recommended by any source it deems appropriate, including Management and shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board Members. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.



     The Nominating Committee also identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Board Members to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). The committee has, however, established (and reviews from time to time as it deems appropriate) certain desired qualities and qualifications for nominees, including certain personal attributes and certain skills and experience.



     Through its oversight of the management and operations of the funds, the Board also has a risk oversight function, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the funds (such as reports about the performance of the funds); (ii) reviewing compliance reports and approving compliance policies and procedures of the funds and their service providers; (iii) meeting with management to consider areas of risk and to seek assurances that adequate resources are available to address risks; (iv) meeting with service providers, including fund auditors, to review fund activities; and (v) meeting with the Chief Compliance Officer and other officers of the funds and their service providers to receive information about compliance, and risk assessment and management matters. Such oversight is exercised primarily through the Board and its Audit Committee but, on an ad hoc basis, also can be exercised by the Independent Board Members during executive sessions.

The Board has emphasized to TAM and the sub-advisers the importance of maintaining vigorous risk management.



     The Board recognizes that not all risks that may affect the funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board Members as to risk management matters are typically summaries of the relevant information. Most of the funds' investment management and business affairs are carried out by or through TAM, its affiliates, the sub-advisers and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's risk management oversight is subject to substantial limitations.



     In addition, it is important to note that each fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.



ADDITIONAL INFORMATION ABOUT THE COMMITTEES OF THE BOARD



     Both the Audit Committee and Nominating Committee are composed of all of the Independent Board Members. For the fiscal year ended December 31, 2009, the Audit Committee met five times and the Nominating Committee met one time.

                          INVESTMENT ADVISORY SERVICES

     Transamerica Asset Management, Inc. ("TAM") manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Transamerica Partners Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Transamerica Partners Portfolios' Board of Trustees may determine, TAM provides general investment advice to each Series. For its services under each Advisory Agreement, TAM receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table set forth in the Prospectus of the corresponding Series' average daily net assets.

     For each Series of Transamerica Partners Portfolios, TAM has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more of the subadvisers (each "Subadviser," and collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of TAM. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each TAM Advisory Agreement provides that TAM may render services to others. Each TAM Advisory Agreement may be terminated without penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series on 60 days' written notice to TAM. Each TAM Advisory Agreement may be terminated by TAM on 90 days' written notice to the Series. Each TAM Advisory Agreement will immediately terminate in the event of its assignment. Each TAM Advisory Agreement provides that the Adviser shall not be liable for any mistake in judgment or for certain other events, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     Each Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Series, or by TAM. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to TAM. Each Subadvisory Agreement will automatically terminate in the event of its assignment. Each Subadvisory Agreement provides that the Subadviser shall be responsible only for managing the assets of the applicable Series in good faith and in accordance with the investment objectives, fundamental policies, and restrictions and shall not be liable for certain other events (each as listed in the applicable Subadvisory Agreement), except in the case of one or more of the following (depending on the provisions of the applicable Subadvisory Agreement): willful misfeasance, bad faith, negligence, gross negligence, breach of fiduciary duty, violation of law, or breach or reckless disregard of its obligations and duties under the Subadvisory Agreement.


     TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by AEGON USA LLC ("AEGON USA"), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.



     The funds and portfolios may rely on an Order from the Securities and Exchange Commission (Release IC-23379 dated August 5, 1998) that permits TAM, subject to certain conditions, and without the approval of shareholders to: (1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment subadvisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser; (2) materially change the terms of any subadvisory agreement; and (3) continue the employment of an existing sub-adviser on subadvisory contract terms where a contract has been assigned because of a change of control of the sub-adviser. In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety
(90) days after the hiring of any new sub-adviser.


SUBADVISERS

     The Subadvisers make the day-to-day investment decisions for the Transamerica Partners Portfolios, subject in all cases to the general supervision of TAM. The Subadvisers (other than the Subadviser to the Money Market Series) are listed below, along with information they have provided regarding the compensation of certain investment management personnel, other accounts managed by each such person, and each such person's ownership of securities of the Funds that invest in the Series with respect to which such person has or shares management responsibility.




     Aronson+Johnson+Ortiz, LP ("AJO"). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by 13 principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance, and econometrics.



     Theodore R. Aronson, Stefani Cranston, Kevin M. Johnson, Gina Marie N. Moore, Martha E. Ortiz, R. Brian Wenzinger, and Christopher J. W. Whitehead (the "AJO Team") are responsible for the day-to-day supervision of the LARGE VALUE SERIES on behalf of AJO.



     As of December 31, 2009, the AJO Team managed assets for (i) 18 other registered investment companies having approximately $3.8 billion in total assets (with AJO's advisory fee being based on performance for 2 of such registered investment companies, which had approximately $80 million in total assets), (ii) 21 other pooled investment vehicles having approximately $3.0 billion in total assets (with AJO's advisory fee being based on performance for 5 of such pooled investment vehicles, which had approximately $246 million in total assets), and (iii) 103 other accounts having approximately $12 billion in total assets (with AJO's advisory fee being based on performance for 44 of such accounts, which had approximately $4.2 billion in total assets).



COMPENSATION



     Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions, and merit-based cash bonuses that are awarded entirely for contributions to the firm. Each calendar year-end, the managing principal of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO; ownership percentage of the portfolio manager; and overall contributions of the portfolio manager to the operations of AJO. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance nor to the value of the assets held in particular funds, or even firm-wide assets. Presently AJO has no deferred compensation arrangements.



CONFLICTS OF INTEREST



     It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the funds on the one hand and other accounts for which the portfolio managers are responsible on the other. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the funds and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts -- accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.



     AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO's fixed-fee schedules are standardized and all fixed-fee accounts of similar size and similar mandate are subject to AJO's most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type. All material conflicts are disclosed in AJO's Form ADV.



OWNERSHIP OF SECURITIES



     As of December 31, 2009, no member of the AJO Team beneficially owned securities in any of the funds that invest in the Large Value Series.


     BlackRock Financial Management, Inc. ("BlackRock"). BlackRock, a Delaware corporation, is an indirect wholly-owned subsidiary of BlackRock Inc. BlackRock is a registered investment adviser organized in 1994.

     Stuart Spodek and Brian Weinstein are responsible for the day-to-day supervision of the Inflation-Protected Securities Series on behalf of BlackRock.




     As of December 31, 2009, Mr. Spodek managed assets for (i) 11 other registered investment companies having approximately $6.21 billion in total assets, (ii) 12 other pooled investment vehicles having approximately $2.8 billion in total assets (with BlackRock's advisory fee being based on performance for 3 of such pooled investment vehicles, which had approximately $1.43 billion in total assets), and (iii) 73 other accounts having approximately $21.05 billion in total assets (with BlackRock's advisory fee being based on performance for 6 of such accounts, which had approximately $1.67 billion in total assets).



     As of December 31, 2009, Mr. Weinstein managed assets for (i) 7 other registered investment companies having approximately $4.15 billion in total assets, (ii) 42 other pooled investment vehicles having approximately $6.71 billion in total assets (with BlackRock's advisory fee being based on performance for 3 of such accounts, which had approximately $821.4 million in total assets), and (iii) 137 other accounts having approximately $44.67 billion in total assets (with BlackRock's advisory fee being based on performance for 19 of such accounts, which had approximately $2.95 billion in total assets).



     Curtis Arledge and Matthew Marra are responsible for the day-to-day supervision of the Core Bond Series on behalf of BlackRock.





     As of December 31, 2009, Mr. Arledge managed assets for (i) 31 other registered investment companies having approximately $18.70 billion in total assets, (ii) 5 other pooled investment vehicles having approximately $3.85 billion in total assets (with BlackRock's advisory fee being based on performance for 2 of such pooled investment vehicles, which had approximately $2.69 billion in total assets), and (iii) 2 other accounts having approximately $975 million in total assets (with BlackRock's advisory fee being based on performance for 1 of such pooled investment vehicles, which had approximately $204.8 million in total assets).



     As of December 31, 2009, Mr. Marra managed assets for (i) 32 other registered investment companies having approximately $19.71 billion in total assets, (ii) 1 other pooled investment vehicle having approximately $317 million in total assets, and (iii) 8 other accounts having approximately $2.23 billion in total assets (with BlackRock's advisory fee being based on performance for 1 of such accounts, which had approximately $629 million in total assets).



PORTFOLIO MANAGER COMPENSATION OVERVIEW



     BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.



     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.



DISCRETIONARY INCENTIVE COMPENSATION



     Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Portfolios, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. BlackRock's Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, the relevant benchmarks for the Funds include the following:





----------------------------------------------------------------------
PORTFOLIO MANAGER              BENCHMARKS APPLICABLE TO EACH MANAGER
----------------------------------------------------------------------
Curtis Arledge               A combination of market-based indices
                             (e.g., Barclays Capital Aggregate Index,
                             Barclays Capital Universal Index,
                             Barclays Capital Intermediate
                             Government/Credit Index), certain
                             customized indices and certain fund
                             industry peer groups.
----------------------------------------------------------------------
Matthew Marra                A combination of market-based indices
                             (e.g., Barclays Capital Aggregate Index,
                             Barclays Capital Universal Index,
                             Barclays Capital Intermediate
                             Government/Credit Index), certain
                             customized indices and certain fund
                             industry peer groups.
----------------------------------------------------------------------
Stuart Spodek                A combination of market-based indices
                             (e.g., Citigroup 1-Year Treasury Index,
                             BofA Merrill Lynch 1-3 Year US Corporate
                             & Government Index, Barclays Capital
                             Global Real: U.S. Tips Index), certain
                             customized indices and certain fund
                             industry peer groups.
----------------------------------------------------------------------
Brian Weinstein              A combination of market-based indices
                             (e.g., Barclays Capital Global Real: U.S.
                             Tips Index), certain customized indices
                             and certain fund industry peer groups.
----------------------------------------------------------------------




     BlackRock's Chief Investment Officers make a subjective determination with respect to the portfolio managers' compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable. Performance of equity funds is measured on a pre-tax basis over various time periods including 1, 3 and 5-year periods, as applicable.



DISTRIBUTION OF DISCRETIONARY INCENTIVE COMPENSATION



     Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.



     Long-Term Retention and Incentive Plan ("LTIP") -- The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Arledge, Marra, Spodek and Weinstein have each received awards under the LTIP.



     Deferred Compensation Program -- A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm's investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Arledge, Marra, Spodek and Weinstein have each participated in the deferred compensation program.



     OTHER COMPENSATION BENEFITS. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:



          Incentive Savings Plans -- BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan
     (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.



POTENTIAL MATERIAL CONFLICTS OF INTEREST



     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.



     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Arledge, Marra, Spodek and Weinstein currently manage certain accounts that are subject to performance fees. In addition, Messrs. Spodek and Weinstein assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.



     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.




OWNERSHIP OF SECURITIES


     As of December 31, 2009, neither Mr. Spodek nor Mr. Weinstein beneficially owned any securities in any of the Funds that invest in the Inflation-Protected Securities Series. As of December 31, 2009, Messrs. Arledge and Marra did not beneficially own securities in any of the Funds that invest in the Core Bond Series.




     Goldman Sachs Asset Management, L.P. ("GSAM(R)"). GSAM has been registered as an investment adviser with the Securities and Exchange Commission since 1990 and is an affiliate of Goldman, Sachs & Co.


     Andrew Alford, Katinka Domotorffy, and William Fallon are responsible for the day-to-day supervision of the Balanced Series on behalf of GSAM for the portion of the assets assigned to GSAM by TAM.



     As of December 31, 2009, Mr. Alford, Mr. Fallon and Ms. Domotorffy each managed assets for (i) 59 other registered investment companies having approximately $15.9 billion in total assets, (with GSAM's advisory fee being based on performance for 12 of such accounts, which had approximately, $2 billion in total assets), (ii) 64 other pooled investment vehicles having approximately $10.8 billion in total assets, (with GSAM's advisory fee being based on performance for 30 of such accounts, which had approximately $4.3 billion in total assets), and (iii) 836 other accounts having approximately $61.3 billion in total assets (with GSAM's advisory fee being based on performance for 52 of such accounts, which had approximately $21.5 billion in total assets).



COMPENSATION



     Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team's net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

     The benchmarks for this Fund is: S&P 500 Index



     The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.



     Other Compensation -- In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.



CONFLICTS OF INTEREST



     GSAM's portfolio managers are often responsible for managing one or more other mutual funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than other funds, and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.



     GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. GSAM seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a fund and another client. GSAM conducts period reviews of trades for consistency with these policies.




OWNERSHIP OF SECURITIES


     As of December 31, 2009, neither Mr. Alford, Ms. Domotorffy, nor Mr. Fallon beneficially owned securities in any of the Funds that invest in the Balanced Series.



     Jennison Associates LLC ("Jennison"). Jennison has provided investment advisory services since 1969. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.



     Blair A. Boyer, Michael A. Del Balso and Spiros "Sig" Segalas, are responsible for the day-to-day management of the LARGE GROWTH SERIES on behalf of Jennison.



     As of December 31, 2009, Mr. Boyer managed assets for (i) 5 other registered investment companies having approximately $3.1 billion in total assets; (ii) 3 other pooled investment vehicles having approximately $371 million in total assets, and (iii) 27 other separately managed accounts having approximately $2.7 billion in total assets.



     As of December 31, 2009, Mr. Del Balso managed assets for (i) 11 other registered investment companies having approximately $10.1 billion in total assets; (ii) 5 other pooled investment vehicles having approximately $874 million in total assets, and (iii) 6 other separately managed accounts having approximately $704 million in total assets (Other separately managed accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios).



     As of December 31, 2009, Mr. Segalas managed assets for (i) 14 other registered investment companies having approximately $21.2 billion in total assets; (ii) 2 other pooled investment vehicles having approximately $223 million in total assets (Jennison's advisory fee was not based in performance for such registered investment companies); (iii) 1 other pooled investment vehicle subject to a performance fee having approximately $8 million in total assets (Mr. Segalas only manages a portion of the account. The market value shown reflects the portion of the account managed by Mr. Segalas), and (iv) 9 other separately managed accounts having approximately $2.1 billion in total assets.



COMPENSATION





     Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominately Jennison managed investment strategies on a tax-deferred basis.



     Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors reviewed for the portfolio managers are listed in order of importance.



     The following primary quantitative factor is reviewed for the portfolio managers: one and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 1000(R) Growth Index and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.



     The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and other individual factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.



CONFLICTS OF INTEREST



     In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.



     Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.



     Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.



     In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients differ depending upon a number of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.



     Furthermore, if a greater proportion of a portfolio manager's compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager's management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager's compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager



OWNERSHIP OF SECURITIES





     As of December 31, 2009, Blair Boyer, Michael Del Balso and Spiros Segalas did not beneficially own any equity securities in the Large Growth Series.





     OFI Institutional Asset Management, Inc. ("OFII") OFII is a subsidiary of OppenheimerFunds, Inc. OFII has been registered with the Securities and Exchange Commission as an investment adviser since 2001.


     David E. Schmidt is the Portfolio Manager responsible for the day-to-day supervision of the Large Growth Series on behalf of OFII.




     As of December 31, 2009, the Mr. Schmidt managed assets for (i) four other registered investment companies having approximately $806.5 million in total assets (with none of OFII's advisory fees being based on performance for such registered investment companies), (ii) five other pooled investment vehicles having approximately $406.6 million in total assets (with none of OFII's advisory fees being based on performance for such pooled investment vehicles), and (iii) thirty one other accounts having approximately $614.8 million in total assets (with OFII's advisory fee being based on performance for two of such accounts, which had approximately $27.8 million in total assets).

COMPENSATION

     The Portfolio Manager is employed and compensated by OFII, not the Series. Under OFII's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OFII. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. OFII's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. The Portfolio Manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OFII's holding company parent. Senior portfolio managers may also be eligible to participate in OFII's deferred compensation plan.

     The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OFII attract and retain talent. The annual discretionary bonus is determined by senior management of OFII and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager's compensation is not based on the total value of the Series' assets, although the Series' investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Series and other funds managed by the Portfolio Manager. The compensation structure of the other funds and accounts currently managed by the Portfolio Manager is the same as the compensation structure of the Series, described above.




CONFLICTS OF INTEREST



     The portfolio manager that manages and services the portfolio on behalf of OFII also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the portfolio. That may occur whether the investment strategies of the other funds and accounts are the same as, or different from, the portfolio's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the portfolio and another fund or account having similar objectives or strategies, or the portfolio manager may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the portfolio. Not all funds and accounts advised by OFII have the same management fee or structure, and certain funds and accounts have performance-based fees. If the management fee structure of another fund or account is more advantageous to OFII than the fee structure of the portfolio, OFII could have an incentive to favor the other fund or account. However, OFII's compliance procedures and Code of Ethics recognize OFII's fiduciary obligations to treat all of its clients, including the portfolio, fairly and equitably, and are designed to preclude the portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At various times, the portfolio manager may manage other funds or accounts with investment objectives and strategies that are similar to those of the portfolio, or may manage funds or accounts with investment objectives and strategies that are different from those of the portfolio.



     In addition, from time to time, the portfolio manager on behalf of OFII may manage funds and accounts for OFII or affiliates of OFII in the same or similar investment objectives or strategies ("Affiliated Accounts"). The portfolio manager and OFII may have potential conflicts of interest in connection with the allocation of investments or transaction decisions for the portfolio, including in situations in which OFII, its affiliates and their personnel may have interests in the investment being allocated and situations where the Affiliated Accounts may receive certain of the investments being allocated. Moreover, the advice provided by the portfolio manager and OFII to the Affiliated Accounts may compete or conflict with the advice provided to the portfolio or may involve a different timing or course of action taken than with respect to the portfolio. Further, OFII, its affiliates and Affiliated Accounts may buy or sell positions while the portfolio is undertaking the same or a differing strategy, which could disadvantage the portfolio. In addition, transactions in investments by one or more other client accounts, Affiliated Accounts, OFII or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the portfolio. OFII or its affiliates may acquire confidential or material non-public information pertaining to an issuer or the issuer's securities which may prevent or prohibit OFII from providing investment advice to the portfolio and Affiliated Accounts with respect to such issuer or the issuer's securities irrespective of an account's investment objective or guidelines. Moreover, OFII and its affiliates may have ownership interests in issuers or broker-dealers which may prevent OFII or its affiliates from purchasing securities or other instruments from such issuers or broker-dealers. OFII and its affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the portfolio and Affiliated Accounts, which may cause the portfolio to be unable to engage in certain activities.


OWNERSHIP OF SECURITIES


     As of December 31, 2009, Mr. Schmidt did not beneficially own securities in any of the Funds that invest in the Large Growth Series.



     Wellington Management Company LLP ("Wellington Management"). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537 billion in assets. The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.



     Paul E. Marrkand, CFA is responsible for the day-to-day supervision of the Large Growth Series on behalf of Wellington Management. As of December 31, 2009, Mr. Marrkand managed assets for (i) 3 other registered investment companies having approximately $4.3 billion in total assets (with Wellington Management's advisory fee being based on performance for one of such registered investment companies, which had approximately $3.3 billion in total assets), (ii) 7 other pooled investment vehicles having approximately $633.2 million in total assets, and (iii) 5 other accounts having approximately $1 billion in total assets.


COMPENSATION


     The following information relates to the fiscal year ended December 31, 2009. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professionals' experience and performance in their roles as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm.


     Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Investment Professional compared to the benchmark index and/or peer group over one and three year periods, with an emphasis on three year results. The benchmark index for the Large Growth Series is the Russell 1000(R) Growth Index. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

     Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.


     The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Marrkand is a partner of the firm.


CONFLICTS OF INTEREST

     Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Investment Professional generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Series. The Investment Professionals make investment decisions for each account, including the relevant Series, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Series and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Series.

     An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Series, or make investment decisions that are similar to those made for the relevant Series, both of which have the potential to adversely impact the relevant Series depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Series and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Series' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Series. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.


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

     Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

OWNERSHIP OF SECURITIES


     As of December 31, 2009, Mr. Marrkand did not beneficially own securities in any of the Funds that invest in the Large Growth Series.



     Western Asset Management Company ("WAMCO") and Western Asset Management Company Limited ("WAML"). WAMCO and WAMCL were founded in 1971 and 1984 respectively, they are a wholly-owned subsidiary of Legg Mason, Inc. S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Mark S. Lindbloom, Edward J. Moody, Keith J. Gardner, and Michael C. Buchanan are responsible for the day-to-day supervision of the Balanced Portfolio on behalf of WAMCO. As of December 31, 2009, Mr. Leech and Mr. Walsh each managed assets for (i) 108 other registered investment companies having approximately $184 billion in total assets, (ii) 229 other pooled investment vehicles having approximately $107 billion in total assets, and (iii) 832 other accounts having approximately $190 billion in total assets (with WAMCO's advisory fee being based on performance for 99 of such accounts, which had approximately $25 billion in total assets). The number of accounts and assets under management listed above reflect the overall number of portfolios managed by WAMCO. Mr. Leech and Mr. Walsh are involved in the management of all of WAMCO's portfolios, but are not solely responsible for particular portfolios. As of December 31, 2009, Mr. Moody managed assets for (i) 24 other registered investment company having approximately $22,136 million in total assets, (ii) 0 other pooled investment vehicle having approximately $0 million in total assets, and (iii) 51 other accounts having approximately $9 billion in total assets (with WAMCO's advisory fee being based on performance for 6 of such accounts, which had approximately $2 billion in total assets). As of December 31, 2008, Mr. Lindbloom managed assets for (i) 28 other registered investment companies having approximately $24 billion in total assets, (ii) 3 other pooled investment vehicles having approximately $118 million in total assets, and (iii) 48 other accounts having approximately $15 billion in total assets (with WAMCO's advisory fee being based on performance for 4 of such accounts, which had approximately $2 billion in total assets). As of December 31, 2009, Mr. Eichstaedt managed assets for (i) 24 other registered investment companies having approximately $22 billion in total assets, (ii) 3 other pooled investment vehicle having approximately $161 million in total assets, and (iii) 64 other accounts having approximately $15 billion in total assets (with WAMCO's advisory fee being based on performance for 5 of such accounts, which had approximately $1,455 million in total assets). As of December 31, 2009, Mr. Buchanan managed assets for (i) 52 other registered investment companies having approximately $30 billion in total assets, (ii) 6 other pooled investment vehicle having approximately $3,348 million in total assets, and (iii) 13 other accounts having approximately $1 billion in total assets (with WAMCO's advisory fee being based on performance for 0 of such accounts, which had approximately $0 million in total assets). As of December 31, 2009, Mr. Gardner managed assets for (i) 45 other registered investment companies having approximately $26 billion in total assets, (ii) 6 other pooled investment vehicle having approximately $624 million in total assets, and (iii) 2 other accounts having approximately $128 million in total assets (with WAMCO's advisory fee being based on performance for 0 of such accounts, which had approximately $0 million in total assets).



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




COMPENSATION



     At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. Western's philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one's group and the Firm as a whole.



     Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.



     For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.



CONFLICTS OF INTEREST



     The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.



     Some examples of material conflicts of interest include:



     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.



     Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund's ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser's trade allocation policies may result in the fund's orders not being fully executed or being delayed in execution.



     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.



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




     Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager's funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.



     Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager's funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.



     Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager's management fee and/or a portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager's or the manager's or a subadviser's desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager's conflicts of interest with respect to the fund may be more acute.



     Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.





OWNERSHIP OF SECURITIES



     As of December 31, 2009, neither Mr. Leech, Mr. Walsh, Mr. Moody, Mr. Lindbloom, Mr. Eichstaedt, Mr. Gardner, nor Mr. Buchanan beneficially owned securities in any of the Funds that invest in the Balanced Series.


                                  ADMINISTRATOR

     TAM provides administrative services to the Transamerica Partners Portfolios under the Advisory Agreement with the Trust. The Advisory Agreement provides that TAM may render services to others. In addition, the Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in the Trust (with the vote of each being in proportion to the amount of its investment). The Advisory Agreement also provides that neither TAM nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with services provided to any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or obligations under said agreements. TAM receives no additional compensation for providing such administrative services.

                                    CUSTODIAN

     Pursuant to a Custodian Contract,   State Street Bank & Trust Company acts
as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 200 Clarendon Street, Boston, Massachusetts 02116. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Transamerica Partners Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell. A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Transamerica Partners Portfolios.



CAPITAL STOCK AND OTHER SECURITIES

     Transamerica Partners Portfolios is organized as a trust under the law of the State of New York. Under Transamerica Partners Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series.


     Series. Currently, there are sixteen active series of Transamerica Partners Portfolios, although additional series may be established from time to time. A holder's interest in a Series, as a series of a Trust, represents an interest in the Series only and not in the assets of any other series of the Trust. The Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series. The Trustees may change any of those features or terminate any series, combine series with other series in the Trust.


     Issuance and Redemption of Interests. Each Series may issue an unlimited amount of interests in the Series for such consideration and on such terms as the Trustees may determine. Investors are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. The Series may require a decrease of or a complete withdrawal of an investor's interest in the Series upon certain conditions as may be determined by the Trustees.

     Disclosure of Investor Holdings. The Declaration of Trust of Transamerica Partners Portfolios specifically requires investors, upon demand, to disclose to a Series information with respect to the direct and indirect ownership of interests in order to comply with various laws or regulations, and a Series may disclose such ownership if required by law or regulation.

     Voting. The Declaration of Trust of Transamerica Partners Portfolios provides for voting by holders of beneficial interests as required by the Investment Company Act of 1940 or other applicable laws but otherwise permits, consistent with New York law, actions by the Trustees without seeking the consent of holders. The Trustees may, without approval of interest holders, amend the Trust's Declaration of Trust or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series into another trust or entity or a series of another entity, sell all or substantially all of the assets of the Trust or any series to another entity, or a series of another entity, or terminate the Trust or any series.


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

     The Series are not required to hold an annual meeting of interest holders, but will call special meetings of holders whenever required by the 1940 Act or by the terms of the applicable Declaration of Trust. The Declaration of Trust provides that each holder is entitled to a vote in proportion to the amount of its investment in each Series. All holders of all series of the Trust vote together, except where required by the 1940 Act to vote separately by series, or when the Trustees have determined that a matter affects only the interests of one or more series.

     Election and Removal of Trustees. The Declaration of Trust of Transamerica Partners Portfolios provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the holders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by holders at a meeting at which a quorum is present. The Declaration of Trust also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of holders holding two-thirds of the interests in the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration of Trust relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

     Amendments to the Declaration of Trust. The Trustees are authorized to amend the Declaration of Trust without the vote of interest holders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been holders, Trustees, officers or, employees of the Trust or that limit the rights to indemnification or insurance provided in the Declaration of Trust with respect to actions or omissions of persons entitled to indemnification under the Declaration of Trust prior to the amendment.

     Interest holder, Trustee and Officer Liability. The Declaration of Trust provides that interest holders are not personally liable for the obligations of a Series and requires the Series to indemnify a holder against any loss or expense arising from any such liability. In addition, a Series will assume the defense of any claim against a holder for personal liability at the request of the holder. The Declaration of Trust further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its interest holders, for any act, omission, or obligation of the Trust. The Declaration of Trust also permits the limitation of a Trustee's liability to the full extent permitted by law. The Declaration of Trust requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

     The Declaration of Trust provides that any Trustee who serves as Chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

     Derivative Actions. The Declaration of Trust provides a detailed process for the bringing of derivative actions by interest holders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Series or its interest holders as a result of spurious holder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated holders must first be made on the Series' Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Series, the Trustees are required to reject the demand and the complaining holders may not proceed with the derivative action unless the holders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Series. The Declaration of Trust further provides that holders owning at least 5% of the interests in the affected Series must join in bringing the

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

derivative action. If a demand is rejected, the complaining holders will be responsible for the costs and expenses (including attorneys' fees) incurred by the Series in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the holders bringing the action may be responsible for the Series' costs, including attorneys' fees.

     The Declaration of Trust further provides that a Series shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining holder only if required by law, and any attorneys' fees that the Series is obligated to pay shall be calculated using reasonable hourly rates. The Declaration of Trust requires that actions by holders against a Series be brought only in federal court in the Southern District of New York, or if not permitted to be brought in federal court, then in the New York Supreme Court with assignment to the Commercial Division to the extent such assignment is permitted under the Uniform Civil Rules for the Supreme Court, including sec. 202.70 thereof. The Declaration of Trust also requires that the right to jury trial be waived to the full extent permitted by law.

TAXATION

     Transamerica Partners Portfolios has determined that each of its Series is properly treated as a separate partnership for federal income tax purposes. Neither Transamerica Partners Portfolios nor any Series is subject to any federal income tax. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its federal income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

     An investor in a Series must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether the investor has received any cash distributions from the Series.

     Withdrawals by any investor in Transamerica Partners Portfolios from its corresponding Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash or, under certain circumstances, the value of any marketable securities distributed exceeds the adjusted basis of the investor's interest in the Series prior to the distribution, (2) income or gain may be realized if the investor receives a disproportionate distribution of any unrealized receivables held by the Series, and (3) loss may be recognized if the distribution is in liquidation of the investor's entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and by such investor's share of Series debt, decreased by the amount of any cash and the basis of any property distributed from the Series, and further decreased by the investor's share of losses from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax information returns.

     Each Series expects that investors that seek to qualify as regulated investment companies under the Code will be able to look through to their proportionate shares of the assets and income of such Series for purposes of determining their compliance with the federal income tax requirements of Subchapter M of the Code. It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy such requirements, assuming that such investor invested all of its assets in such Series.

     There are certain tax issues that will be relevant to only certain of the investors, such as investors that are segregated asset accounts and investors who contribute assets rather than cash to a Series. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Series.


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

                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a Regulated Investment Company.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                        DISCLOSURE OF PORTFOLIO HOLDINGS




     It is the policy of the Transamerica Partners Portfolios to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about portfolio holdings. The Portfolios' service providers are required to comply with this policy. No non-public information concerning the portfolio holdings may be disclosed to any unaffiliated third party, except as provided below. The Boards of Trustees has adopted formal procedures governing compliance with these policies.



     The Portfolios, or their duly authorized service providers, may publicly disclose holdings in accordance with regulatory requirements, such as periodic funds disclosure in filings with the SEC. A summary or list of a Portfolio's completed purchases and sales may only be made available after the public disclosure of portfolio holdings.



     The Portfolios publish all holdings on their website at www.transamericafunds.com approximately 25 days after the end of each calendar quarter. Such information generally remains online for 6 months, or as otherwise consistent with applicable regulations. The day following such publication, the information is deemed to be publicly disclosed for the purposes of the policies and procedures adopted by the Portfolios. The Portfolios may then forward the information to investors and consultants requesting it.



     There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers and wirehouses that regularly analyze the holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Portfolios by these services and departments, the Portfolios may distribute (or authorize their service providers to distribute) holdings to such services and departments before their public disclosure is required or authorized provided that: (i) the recipient does not distribute the holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Portfolios before the holdings or results of the analysis become public information; and (ii) the recipient signs a written confidentiality agreement.

Persons and entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed. Neither the Portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the Portfolios' investment adviser and compliance department believe reasonable and consistent with reasonably protecting the confidentiality of the Portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the Portfolios (and the service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement. The recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to a duty of confidentiality, including duties not to share the non-public information with an unauthorized source and not to trade on non-public information. Upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.



     The Board and an appropriate officer of TAM's compliance department or the Transamerica Partners Portfolios' Chief Compliance Officer ("CCO") may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. Any exceptions to the policy must be consistent with the purposes of the policy. To the extent required by law, the CCO reports to the Board violations of policies and procedures on disclosure of portfolio holdings.



     In addition, separate account and unregistered product clients of TAM, the sub-advisers of the funds, or their respective affiliates generally have access to information regarding the portfolio holdings of their own accounts. Prospective clients may also have access to representative portfolio holdings. These clients and prospective clients are not subject to the portfolio holdings disclosure policies described above. Some of these separate accounts and unregistered product clients have substantially similar or identical investment objectives and strategies to certain funds, and therefore may have substantially similar or nearly identical portfolio holdings as those Portfolios.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of Keynote and MONY appearing on the following pages have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are included herein in reliance on the reports of PricewaterhouseCoopers LLP given upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

     The financial statements of MONY that are included in this Statement of Additional Information are different from the financial statements of Keynote. The financial statements of MONY should be considered only as bearing upon the ability of MONY to meet its obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in Keynote.

                             KEYNOTE SERIES ACCOUNT

                      STATEMENTS OF ASSETS AND LIABILITIES

                              AT DECEMBER 31, 2009






                                              INFLATION-
                                      MONEY    PROTECTED    CORE                 LARGE      LARGE
                                      MARKET  SECURITIES    BOND    BALANCED     VALUE     GROWTH
                                     -------  ----------  --------  --------  ----------  --------
ASSETS:
Investment in Series Portfolios, at
  value............................  $32,801    $21,647   $106,005  $383,629  $1,241,035  $736,216
Receivable for fee reimbursements..       35         --         --        --          --        --
                                     -------    -------   --------  --------  ----------  --------
Total assets.......................   32,836     21,647    106,005   383,629   1,241,035   736,216
                                     -------    -------   --------  --------  ----------  --------
LIABILITIES:
Payable for units redeemed.........      120         24         54       222         159       114
Accrued mortality and expense
  risk.............................       35         25        113       412       1,325       775
                                     -------    -------   --------  --------  ----------  --------
Total liabilities..................      155         49        167       634       1,484       889
                                     -------    -------   --------  --------  ----------  --------
NET ASSETS ATTRIBUTABLE TO ANNUITY
  CONTRACTHOLDERS..................  $32,681    $21,598   $105,838  $382,995  $1,239,551  $735,327
                                     =======    =======   ========  ========  ==========  ========
ACCUMULATION UNITS.................    1,549        916      2,924    10,335      30,916    16,318
                                     =======    =======   ========  ========  ==========  ========
UNIT VALUE.........................  $ 21.09    $ 23.58   $  36.20  $  37.06  $    40.09  $  45.06
                                     =======    =======   ========  ========  ==========  ========









                                                                       CALVERT
                                                                      --------
ASSETS:
Investment securities, at value.....................................   277,530
Receivable for investment securities sold...........................        24
                                                                      --------
Total assets........................................................   277,554
                                                                      --------
LIABILITIES:
Payable for units redeemed..........................................        24
Accrued mortality and expense risk..................................       294
                                                                      --------
Total liabilities...................................................       318
                                                                      --------
NET ASSETS ATTRIBUTABLE TO ANNUITY CONTRACTHOLDERS..................  $277,236
                                                                      ========
ACCUMULATION UNITS..................................................    10,353
                                                                      ========
UNIT VALUE..........................................................  $  26.78
                                                                      ========
Investment securities, at cost......................................  $331,106
                                                                      ========


                             KEYNOTE SERIES ACCOUNT

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2009






                                             INFLATION-
                                      MONEY   PROTECTED      CORE               LARGE        LARGE
                                     MARKET  SECURITIES      BOND   BALANCED    VALUE       GROWTH
                                     ------  ----------    -------  --------  ---------    --------
NET INVESTMENT INCOME (LOSS)
  ALLOCATED FROM SERIES PORTFOLIOS:
Interest income....................   $ 543    $   --      $ 5,311  $  7,985  $      --(a) $      6
Dividend income (net)..............      --        --           --     5,304     33,080      11,195
Securities lending income (net)....      --        --(a)         1        12         68         131
Expenses (net of reimbursement)....    (165)     (115)        (418)   (1,885)    (5,827)     (4,481)
                                      -----    ------      -------  --------  ---------    --------
Net investment income (loss)
  allocated from Series
  Portfolios.......................     378      (115)       4,894    11,416     27,321       6,851
                                      -----    ------      -------  --------  ---------    --------
EXPENSES:
Mortality and expense risk.........     730       352        1,305     4,512     14,553       8,327
Expenses reimbursed................    (379)       --           --        --         --          --
                                      -----    ------      -------  --------  ---------    --------
NET EXPENSES.......................     351       352        1,305     4,512     14,553       8,327
                                      -----    ------      -------  --------  ---------    --------
NET INVESTMENT INCOME (LOSS).......      27      (467)       3,589     6,904     12,768      (1,476)
                                      -----    ------      -------  --------  ---------    --------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) allocated
  from Series Portfolios...........       3      (348)      (2,241)  (45,861)  (792,327)    (75,411)
Change in net unrealized
  appreciation allocated from
Series Portfolios..................      --     3,678        9,722   104,953    917,033     271,839
                                      -----    ------      -------  --------  ---------    --------
Net realized and unrealized gain on
  investments......................       3     3,330        7,481    59,092    124,706     196,428
                                      -----    ------      -------  --------  ---------    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS........   $  30    $2,863      $11,070  $ 65,996  $ 137,474    $194,952
                                      =====    ======      =======  ========  =========    ========









                                                                       CALVERT
                                                                       -------
NET INVESTMENT INCOME:
Dividend income (net)................................................  $ 5,474
EXPENSES:
Mortality and expense risk...........................................    3,011
                                                                       -------
NET INVESTMENT INCOME (LOSS).........................................  $ 2,463
                                                                       -------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) from securities..........................   (5,409)
Change in net unrealized appreciation (depreciation) on securities...   56,874
                                                                       -------
Net realized and unrealized gains (losses) on investments............   51,465
                                                                       -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................  $53,928
                                                                       =======




--------

     (a) Rounds to less than $1.

                             KEYNOTE SERIES ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                              FOR THE YEARS ENDED:






                                                                 INFLATION-PROTECTED
                                        MONEY MARKET                 SECURITIES                   CORE BOND
                                 --------------------------  --------------------------  --------------------------
                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                     2009          2008          2009          2008          2009          2008
                                 ------------  ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS:
Net investment income (loss)...    $      27     $   2,379     $   (467)     $  3,520      $  3,589      $   9,498
Net realized gain (loss)
  allocated from Series
  Portfolios...................            3           (75)        (348)       (1,455)       (2,241)         3,081
Change in net unrealized
  appreciation/depreciation
  allocated from Series
  Portfolios...................           --            --        3,678        (5,614)        9,722        (24,403)
                                   ---------     ---------     --------      --------      --------      ---------
Net increase (decrease) in net
  assets resulting from
  operations...................           30         2,304        2,863        (3,549)       11,070        (11,824)
                                   ---------     ---------     --------      --------      --------      ---------
FROM UNIT TRANSACTIONS:
Units sold.....................          169       476,077        1,648         8,795         1,249         84,036
Units redeemed.................     (428,708)     (153,208)     (40,352)      (45,702)      (59,098)      (116,070)
                                   ---------     ---------     --------      --------      --------      ---------
Net increase (decrease) in net
  assets resulting from unit
  transactions.................     (428,539)      322,869      (38,704)      (36,907)      (57,849)       (32,034)
                                   ---------     ---------     --------      --------      --------      ---------
Net increase (decrease) in net
  assets.......................     (428,509)      325,173      (35,841)      (40,456)      (46,779)       (43,858)
NET ASSETS:
Beginning of year..............      461,190       136,017       57,439        97,895       152,617        196,475
                                   ---------     ---------     --------      --------      --------      ---------
End of year....................    $  32,681     $ 461,190     $ 21,598      $ 57,439      $105,838      $ 152,617
                                   =========     =========     ========      ========      ========      =========
Units outstanding beginning of
  year.........................    $  21,866     $   6,535     $  2,650      $  4,372      $  4,700      $   5,876
Units sold.....................            8        22,607           73           398            37          2,500
Units redeemed.................      (20,325)       (7,276)      (1,807)       (2,120)       (1,813)        (3,676)
                                   ---------     ---------     --------      --------      --------      ---------
Units outstanding end of year..        1,549        21,866          916         2,650         2,924          4,700
                                   =========     =========     ========      ========      ========      =========


                             KEYNOTE SERIES ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                              FOR THE YEARS ENDED:






                                          BALANCED                   LARGE VALUE                LARGE GROWTH
                                 --------------------------  --------------------------  --------------------------
                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                     2009          2008          2009          2008          2009          2008
                                 ------------  ------------  ------------  ------------  ------------  ------------
FROM OPERATIONS:
Net investment income (loss)...    $   6,904    $    28,462   $   12,768    $    67,250    $  (1,476)   $    (3,764)
Net realized loss allocated
  from Series Portfolios.......      (45,861)       (87,960)    (792,327)      (377,048)     (75,411)      (331,419)
Change in net unrealized
  appreciation/depreciation
  allocated from Series
  Portfolios...................      104,953       (342,163)     917,033     (2,384,617)     271,839       (632,557)
                                   ---------    -----------   ----------    -----------    ---------    -----------
Net increase (decrease) in net
  assets resulting from
  operations...................       65,996       (401,661)     137,474     (2,694,415)     194,952       (967,740)
                                   ---------    -----------   ----------    -----------    ---------    -----------
FROM UNIT TRANSACTIONS:
Units sold.....................       38,700         21,520       26,717        113,703       23,847         51,351
Units redeemed.................     (262,623)      (664,606)    (632,711)    (2,334,437)    (302,096)      (860,110)
                                   ---------    -----------   ----------    -----------    ---------    -----------
Net decrease in net assets
  resulting from unit
  transactions.................     (223,923)      (643,086)    (605,994)    (2,220,734)    (278,249)      (808,759)
                                   ---------    -----------   ----------    -----------    ---------    -----------
Net decrease in net assets.....     (157,927)    (1,044,747)    (468,520)    (4,915,149)     (83,297)    (1,776,499)
NET ASSETS:
Beginning of year..............      540,922      1,585,669    1,708,071      6,623,220      818,624      2,595,123
                                   ---------    -----------   ----------    -----------    ---------    -----------
End of year....................    $ 382,995    $   540,922   $1,239,551    $ 1,708,071    $ 735,327    $   818,624
                                   =========    ===========   ==========    ===========    =========    ===========
Units outstanding beginning of
  year.........................    $  17,788    $    37,770   $   49,041    $   107,338    $  24,321    $    45,839
Units sold.....................        1,245            587          806          2,348          724          1,079
Units redeemed.................       (8,698)       (20,569)     (18,931)       (60,645)      (8,727)       (22,597)
                                   ---------    -----------   ----------    -----------    ---------    -----------
Units outstanding end of year..       10,335         17,788       30,916         49,041       16,318         24,321
                                   =========    ===========   ==========    ===========    =========    ===========


                             KEYNOTE SERIES ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS

                              FOR THE YEARS ENDED:




                                                                     CALVERT
                                                           ---------------------------
                                                           DECEMBER 31,   DECEMBER 31,
                                                               2009           2008
                                                           ------------   ------------
FROM OPERATIONS:
Net investment income....................................    $  2,463       $   8,210
Net realized gains (losses) from securities..............      (5,409)        (41,369)
Change in net unrealized appreciation/depreciation on
  securities.............................................      56,874        (115,501)
                                                             --------       ---------
Net increase (decrease) in net assets resulting from
  operations.............................................      53,928        (148,660)
                                                             --------       ---------
FROM UNIT TRANSACTIONS:
Units sold...............................................         332           3,593
Units redeemed...........................................     (19,203)        (81,946)
                                                             --------       ---------
Net increase (decrease) in net assets resulting from unit
  transactions...........................................     (18,871)        (78,353)
                                                             --------       ---------
Net increase in net assets...............................      35,057        (227,013)
NET ASSETS:
Beginning of year........................................     242,179         469,192
                                                             --------       ---------
End of year..............................................    $277,236       $ 242,179
                                                             --------       ---------
Units outstanding beginning of year......................    $ 11,197       $  14,732
Units sold...............................................          15             131
Units redeemed...........................................        (859)         (3,666)
                                                             --------       ---------
Units outstanding end of year............................      10,353          11,197
                                                             ========       =========


                             KEYNOTE SERIES ACCOUNT

                              FINANCIAL HIGHLIGHTS

                              FOR THE YEARS ENDED:




                                                                MONEY MARKET
                                    --------------------------------------------------------------------
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2009          2008          2007          2006          2005
                                    ------------  ------------  ------------  ------------  ------------
UNIT VALUE
Beginning of year.................     $ 21.09      $  20.81      $  20.01      $  19.29      $  18.91
INVESTMENT OPERATIONS
Net Investment income(a)..........        0.01          0.28          0.80          0.72          0.37
Net realized and unrealized gain
  (loss) on investments...........       (0.01)           --(b)         --            --(b)       0.01
                                       -------      --------      --------      --------      --------
Total from investment operations..          --          0.28          0.80          0.72          0.38
                                       -------      --------      --------      --------      --------
UNIT VALUE
End of year.......................     $ 21.09      $  21.09      $  20.81      $  20.01      $  19.29
                                       -------      --------      --------      --------      --------
TOTAL RETURN......................          --%         1.35%         4.00%         3.73%         2.01%
                                       -------      --------      --------      --------      --------
NET ASSETS END OF YEAR............     $32,681      $461,190      $136,017      $118,613      $111,640
                                       -------      --------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS:(C)
After reimbursement...............        0.82%(g)      1.37%         1.37%         1.38%         1.21%
Before reimbursement..............        1.42%(g)      1.37%         1.37%         1.38%         1.38%
Net investment income to average
  net assets......................        0.04%(g)      1.32%         3.92%         3.68%         1.94%
Portfolio turnover rate(d)........         N/A           N/A           N/A           N/A           N/A
                                       =======      ========      ========      ========      ========








                                                       INFLATION-PROTECTED SECURITIES
                                    --------------------------------------------------------------------
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2009          2008          2007          2006          2005
                                    ------------  ------------  ------------  ------------  ------------
UNIT VALUE
Beginning of year.................     $ 21.67       $ 22.39       $ 20.55       $ 20.08      $  20.03
INVESTMENT OPERATIONS
Net Investment income (loss)(a)...       (0.35)         0.91          0.87          0.68          0.46
Net realized and unrealized gain
  (loss) on investments...........        2.26         (1.63)         0.97         (0.21)        (0.41)
                                       -------       -------       -------       -------      --------
Total from investment operations..        1.91         (0.72)         1.84          0.47          0.05
                                       -------       -------       -------       -------      --------
UNIT VALUE
End of year.......................     $ 23.58       $ 21.67       $ 22.39       $ 20.55      $  20.08
                                       -------       -------       -------       -------      --------
TOTAL RETURN......................        8.81%        (3.22)%        8.95%         2.34%         0.25%
                                       -------       -------       -------       -------      --------
NET ASSETS END OF YEAR............     $21,598       $57,439       $97,895       $88,803      $150,610
                                       -------       -------       -------       -------      --------
RATIOS AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS:(C)
After reimbursement...............        1.56%(e)      1.48%(e)      1.50%(e)      1.50%(e)      1.50%
Before reimbursement..............        1.56%         1.49%         1.52%         1.51%         1.50%
Net investment loss to average net
  assets..........................       (1.56)%        4.05%         4.13%         3.39%         2.30%
Portfolio turnover rate(d)........         118%          154%          340%          525%          756%
                                       =======       =======       =======       =======      ========


                             KEYNOTE SERIES ACCOUNT

                              FINANCIAL HIGHLIGHTS

                              FOR THE YEARS ENDED:



                                                                  CORE BOND
                                    --------------------------------------------------------------------
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2009          2008          2007          2006          2005
                                    ------------  ------------  ------------  ------------  ------------
UNIT VALUE
Beginning of year.................    $  32.47      $  33.44      $  31.69      $  30.76      $  30.38
INVESTMENT OPERATIONS
Net Investment income(a)..........        1.12          1.33          1.21          1.04          0.88
Net realized and unrealized gain
  (loss) on investments...........        2.61         (2.30)         0.54         (0.11)        (0.50)
                                      --------      --------      --------      --------      --------
Total from investment operations..        3.73         (0.97)         1.75          0.93          0.38
                                      --------      --------      --------      --------      --------
UNIT VALUE
End of year.......................    $  36.20      $  32.47      $  33.44      $  31.69      $  30.76
                                      --------      --------      --------      --------      --------
TOTAL RETURN......................       11.49%        (2.90)%        5.52%         3.02%         1.25%
                                      --------      --------      --------      --------      --------
NET ASSETS END OF YEAR............    $105,838      $152,617      $196,475      $171,724      $226,860
                                      --------      --------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS:(C)
After reimbursement...............        1.58%(e)      1.48%         1.48%         1.48%         1.49%
Before reimbursement..............        1.58%         1.48%         1.48%         1.48%         1.49%
Net investment income to average
  net assets......................        3.28%         4.04%         3.72%         3.38%         2.88%
Portfolio turnover rate(d)........       1,014%          530%          503%          487%        1,003%
                                      ========      ========      ========      ========      ========








                                                                  BALANCED
                                    --------------------------------------------------------------------
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2009          2008          2007          2006          2005
                                    ------------  ------------  ------------  ------------  ------------
UNIT VALUE
Beginning of year.................    $  30.41      $  41.98     $    41.70    $    37.73    $    36.13
INVESTMENT OPERATIONS
Net Investment income(a)..........        0.59          0.87           0.76          0.63          0.42
                                      --------      --------     ----------    ----------    ----------
Net realized and unrealized gain
  (loss) on investments...........        6.06        (12.44)         (0.48)         3.34          1.18
                                      --------      --------     ----------    ----------    ----------
Total from investment operations..        6.65        (11.57)          0.28          3.97          1.60
                                      --------      --------     ----------    ----------    ----------
UNIT VALUE
End of year.......................    $  37.06      $  30.41     $    41.98    $    41.70    $    37.73
                                      --------      --------     ----------    ----------    ----------
TOTAL RETURN......................       21.87%       (27.56)%         0.67%        10.52%         4.43%
                                      --------      --------     ----------    ----------    ----------
NET ASSETS END OF YEAR............    $382,995      $540,922     $1,585,669    $1,626,690    $1,670,289
                                      --------      --------     ----------    ----------    ----------
RATIOS AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS:(C)
After reimbursement...............        1.70%(e)      1.60%(e)       1.60%(e)      1.60%(e)      1.60%(e)
Before reimbursement..............        1.75%         1.63%          1.62%         1.63%         1.64%
Net investment income to average
  net assets......................        1.83%         2.32%          1.78%         1.61%         1.15%
Portfolio turnover rate(d)........         167%          154%           226%          224%          367%
                                      ========      ========     ==========    ==========    ==========


                             KEYNOTE SERIES ACCOUNT

                              FINANCIAL HIGHLIGHTS

                              FOR THE YEARS ENDED:





                                                                  LARGE VALUE
                                  --------------------------------------------------------------------------
                                  DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                      2009            2008            2007            2006          2005
                                  ------------    ------------    ------------    ------------  ------------
UNIT VALUE
Beginning of year...............   $    34.83      $    61.70      $    63.51      $    53.20    $    50.32
                                   ----------      ----------      ----------      ----------    ----------
INVESTMENT OPERATIONS
Net Investment income(a)........         0.36            0.71            0.38            0.21          0.14
Net realized and unrealized gain
  (loss) on investments.........         4.90          (27.58)          (2.19)          10.10          2.74
                                   ----------      ----------      ----------      ----------    ----------
Total from investment
  operations....................         5.26          (26.87)          (1.81)          10.31          2.88
                                   ----------      ----------      ----------      ----------    ----------
UNIT VALUE
End of year.....................   $    40.09      $    34.83      $    61.70      $    63.51    $    53.20
                                   ----------      ----------      ----------      ----------    ----------
TOTAL RETURN....................        15.10%         (43.55)%         (2.85)%         19.38%         5.72%
                                   ----------      ----------      ----------      ----------    ----------
NET ASSETS END OF YEAR..........   $1,239,551      $1,708,071      $6,623,220      $7,095,674    $6,588,214
                                   ----------      ----------      ----------      ----------    ----------
RATIOS AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET
  ASSETS:(C)
After reimbursement.............         1.68%(e)        1.58%(e)        1.58%(e)        1.58%         1.58%
Before reimbursement............         1.68%           1.58%           1.58%           1.58%         1.58%
Net investment income to average
  net assets....................         1.05%           1.38%           0.58%           0.37%         0.27%
Portfolio turnover rate(d)......          124%             26%             30%             31%           89%
                                   ==========      ==========      ==========      ==========    ==========








                                                                LARGE GROWTH
                                   ----------------------------------------------------------------------
                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                       2009          2008          2007            2006          2005
                                   ------------  ------------  ------------    ------------  ------------
UNIT VALUE
Beginning of year................    $  33.66      $  56.61     $    50.99      $    49.51    $    46.70
                                     --------      --------     ----------      ----------    ----------
INVESTMENT OPERATIONS
Net Investment loss(a)...........       (0.08)        (0.09)         (0.27)          (0.33)        (0.36)
Net realized and unrealized gain
  (loss) on investments..........       11.48        (22.86)          5.89            1.81          3.17
                                     --------      --------     ----------      ----------    ----------
Total from investment
  operations.....................       11.40        (22.95)          5.62            1.48          2.81
                                     --------      --------     ----------      ----------    ----------
UNIT VALUE
End of year......................    $  45.06      $  33.66     $    56.61      $    50.99    $    49.51
                                     --------      --------     ----------      ----------    ----------
TOTAL RETURN.....................       33.87%       (40.54)%        11.02%           2.99%         6.02%
                                     --------      --------     ----------      ----------    ----------
NET ASSETS END OF YEAR...........    $735,327      $818,624     $2,595,123      $2,497,360    $2,849,104
                                     --------      --------     ----------      ----------    ----------
RATIOS AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET
  ASSETS:(C)
After reimbursement..............        1.85%(e)      1.75%          1.75%(e)        1.74%         1.75%
Before reimbursement.............        1.85%         1.75%          1.75%           1.74%         1.75%
Net investment loss to average
  net assets.....................       (0.21)%       (0.20)%        (0.49)%         (0.66)%       (0.77)%
Portfolio turnover rate(d).......         102%          102%           129%             84%           76%
                                     ========      ========     ==========      ==========    ==========


                             KEYNOTE SERIES ACCOUNT

                              FINANCIAL HIGHLIGHTS

                              FOR THE YEARS ENDED:



                                                                   CALVERT
                                    --------------------------------------------------------------------
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2009          2008          2007          2006          2005
                                    ------------  ------------  ------------  ------------  ------------
UNIT VALUE
Beginning of year.................    $  21.63      $  31.85      $  31.34      $  29.13      $  27.87
                                      --------      --------      --------      --------      --------
INVESTMENT OPERATIONS
Net Investment income (loss)(a)...        0.23          0.57          2.24          0.95          0.21
Net realized and unrealized gain
  (loss) on investments...........        4.92        (10.79)        (1.73)         1.26          1.05
                                      --------      --------      --------      --------      --------
Total from investment operations..        5.15        (10.22)         0.51          2.21          1.26
                                      --------      --------      --------      --------      --------
UNIT VALUE
End of year.......................    $  26.78      $  21.63      $  31.85      $  31.34      $  29.13
                                      --------      --------      --------      --------      --------
TOTAL RETURN......................       23.81%       (32.09)%        1.63%         7.59%         4.52%
                                      --------      --------      --------      --------      --------
NET ASSETS END OF YEAR............    $277,236      $242,179      $469,192      $449,931      $403,409
                                      --------      --------      --------      --------      --------
RATIOS AND SUPPLEMENTAL DATA
EXPENSES TO AVERAGE NET ASSETS:
  (F)
After reimbursement...............        1.21%         1.10%         1.10%         1.10%         1.10%
Before reimbursement..............        1.21%         1.10%         1.10%         1.10%         1.10%
Net investment income (loss) to
  average net assets..............        0.99%         2.04%         6.97%         3.19%         0.76%
Portfolio turnover rate...........           2%            4%           11%            7%            8%
                                      ========      ========      ========      ========      ========




--------

     (a) Calculation based on average number of shares outstanding.

     (b) Rounds to less than $(0.01) or $0.01.

     (c) Includes expenses of the Series Portfolio.




     (d) Portfolio turnover of the Series Portfolio.



     (e) Includes reimbursement of fees at the underlying Series Portfolio level.





     (f) Ratios exclude expenses incurred by the Calvert Social Balanced Portfolio.





     (g) Expenses waived to sustain a positive yield had an impact of 0.60%.

                             KEYNOTE SERIES ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                              AT DECEMBER 31, 2009





NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES



     Keynote Series Account (individually "Subaccount", and collectively, "Keynote") is a separate investment account established on December 16, 1987 by MONY Life Insurance Company ("MONY") under the laws of the State of New York.


     Keynote operates as a unit investment trust under the Investment Company Act of 1940, as amended. Keynote holds assets that are segregated from all of MONY's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by MONY to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). MONY is the legal holder of the assets in Keynote.


     There are currently seven Subaccounts within Keynote which are available to contractholders of Group Plans. Six of the Subaccounts invest in a corresponding portfolio of Transamerica Partners Portfolios (the "Series Portfolios"). The seventh Subaccount is a fund of funds that invests in the Calvert Social Balanced Portfolio, a series of Calvert Variable Series, Inc. ("Calvert"). The financial statements of the Series Portfolios series Calvert accompany this report and should be read in conjunction with Keynote's financial statements.


     From time to time, Keynote may have a concentration of several unitholders holding a significant percentage of units outstanding. Investment activities of these unitholders could have a material impact on Keynote.


     At December 31, 2009, each of the Subaccount's investment in the corresponding Portfolios was as follows:



                                                    PERCENTAGE INVESTMENT
SUBACCOUNT                                               IN PORTFOLIO
----------                                          ---------------------
Money Market......................................           0.00*
Inflation - Protected Securities..................           0.01
Core Bond.........................................           0.01
Balanced..........................................           0.28
Large Value.......................................           0.10
Large Growth......................................           0.05



--------

*    Amount rounds to less than 0.01%.


     For information regarding each Series Portfolio's investments, please refer to the Schedule of Investments section of the Series portfolios' financial statements which accompany this report.



     In preparing the Subaccount's financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP"), estimates or assumptions may be used that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by Keynote.



     INVESTMENTS: The investment by Keynote in the Series Portfolios reflects Keynote's proportionate interest in the net assets of each of the Series Portfolios. Valuation of the securities held in each of the Series Portfolios is discussed in Note 2 of the Series Portfolios' Notes to Financial Statements, which accompany this report.

                             KEYNOTE SERIES ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                       AT DECEMBER 31, 2009 -- (CONTINUED)


     The investment in Calvert is valued at the net asset value per share determined as of the close of business of the New York Stock Exchange (typically, 4:00 P.M. Eastern time) on the valuation date. Investment transactions are recorded on the trade date.

     INVESTMENT INCOME: Each Keynote Subaccount, except the Calvert Subaccount, is allocated its share of income and expenses of its corresponding Series Portfolio. All of the investment income and expenses and realized and unrealized gains and losses from the security transactions of the corresponding Series Portfolio are allocated pro rata among the investors and are recorded by the Subaccounts on a daily basis.

     For the Calvert Subaccount, security transactions are recorded on the trade date, dividend income is recorded on the ex-dividend date and realized gains and losses from the sale of investments are determined on the basis of identified cost.

     FEDERAL INCOME TAXES: The operations of Keynote form a part of, and are taxed with, the operations of MONY. MONY does not expect, based upon current tax law, to incur any income tax upon the earnings or realized capital gains attributable to Keynote. Based upon this expectation, no charges are currently being deducted from Keynote for federal income tax purposes.

NOTE 2.  SECURITY VALUATIONS


     All investments in securities are recorded at their estimated fair value. The value of the Calvert Subaccount's investment in Calvert is valued at the net asset value per share at the close of business of the New York Stock Exchange ("NYSE"), normally, 4:00 P.M. Eastern time, each day the NYSE is open for business. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:



     Level -- 1 Unadjusted quoted prices in active markets for identical securities.



     Level -- 2 Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly.



     Level -- 3 Unobservable inputs, to the extent that relevant observable inputs are not available, representing each Subaccount's own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.


     FAIR VALUE MEASUREMENT: Investment company securities are valued at the net asset value of the underlying funds and can be redeemed daily. They are categorized in Level 1 of the fair value hierarchy.


     The hierarchy classification of inputs used to value the Subaccounts' investments at December 31, 2009 were:


SUBACCOUNT                                        INVESTMENT COMPANY             TOTAL INVESTMENT
----------                                        ------------------             ----------------
                                        LEVEL 1         LEVEL 2        LEVEL 3        COMPANY
CALVERT..............................  $277,530           $--            $--         $277,530


NOTE 3.  RELATED PARTY TRANSACTIONS


     All Subaccounts, except the Calvert Subaccount, purchase interests in the Series Portfolios. The net assets of those Subaccounts reflect the investment management fee charged by Transamerica Asset Management, Inc. ("TAM"), the investment adviser, which provides investment advice and related services to the Portfolios. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) ("AUSA"), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, a financial services holding company whose

                             KEYNOTE SERIES ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                       AT DECEMBER 31, 2009 -- (CONTINUED)



primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.


     MONY reserves the right to deduct an annual contract charge from a participant's account to reimburse MONY for administrative expenses relating to the maintenance of the variable annuity contracts. MONY has no present intention to impose such a charge but may do so in the future. Any such annual charge will not exceed $50.


     Daily charges to Keynote for mortality and expense risks assumed by MONY were computed at an annual rate of 1.10% for the period January 1, 2009 through April 30, 2009 and 1.25% for the period May 1, 2009 through December 31, 2009.


     MONY may waive fees or reimburse expenses in order to avoid a negative yield on the Money Market Subaccount ("Money Market"). Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to recapture by MONY and no amounts subject to recoupment in future years. Waived expenses related to the maintenance of the yield are included in the Statement of Operations within the expenses reimbursed. There is no guarantee that Money Market will be able to avoid a negative yield. The amount waived during the year ended December 31, 2009 was $379.


NOTE 4.  PORTFOLIO INVESTMENTS AND TRANSACTIONS

     At December 31, 2009, the Calvert Subaccount held 181,037 shares of Calvert, with a fair value of $277,530. Purchases and sales of shares in Calvert during the year ended December 31, 2009 were $5,763 and $22,134, respectively.

NOTE 5.  SUBSEQUENT EVENT

     Management has evaluated subsequent events through March 1, 2010, the date of issuance of the financial statements, and has determined that no other material events or transactions would require recognition or disclosure in the Keynote Financial Statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of MONY Life Insurance Company and the Contractholders of Keynote Series Account:


     In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market, Inflation-Protected Securities, Core Bond, Balanced, Large Value, Large Growth, and Calvert Subaccounts (constituting the "Keynote Series Account") at December 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the transfer agent, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP


New York, New York


March 1, 2010

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

                           MONY LIFE INSURANCE COMPANY


Report of Independent Auditors ...........................................   F-1

 Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and December 31, 2008... F-2 Consolidated Statements of Earnings, Years Ended December 31,
      2009, 2008 and 2007.................................................   F-3
   Consolidated Statements of Shareholder's Equity and Comprehensive
      Income (Loss), Years Ended December 31, 2009, 2008 and 2007.........   F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
      2009, 2008 and 2007.................................................   F-5
   Notes to Consolidated Financial Statements.............................   F-7

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholder of MONY Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company, an indirect wholly owned subsidiary of AXA Financial, Inc., which is in turn a wholly owned subsidiary of AXA SA, and its subsidiaries (the "Company") at December 31, 2009 and 2008 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 2 and 14 of the Notes to Consolidated Financial Statements, the Company changed its methods of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes on January 1, 2007.


/s/ PricewaterhouseCoopers LLP
New York, New York

April 2, 2010

                           MONY LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008

                                                                                   2009                 2008
                                                                              ----------------     -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair value........................   $      7,851.4       $      6,966.1
  Mortgage loans on real estate.............................................          1,384.2              1,500.1
  Policy loans..............................................................          1,090.0              1,100.8
  Other equity investments..................................................            118.4                143.2
  Other invested assets ....................................................            509.3                530.5
                                                                                ----------------     ---------------
     Total investments......................................................         10,953.3             10,240.7
Cash and cash equivalents...................................................            270.2                355.4
Amounts due from reinsurers.................................................          1,196.8              1,233.1
Deferred policy acquisition costs ..........................................            302.4                313.4
Value of business acquired..................................................            418.6                632.8
Loans to affiliates.........................................................             50.0                 45.3
Income taxes receivable ....................................................            239.4                431.1
Other assets ...............................................................            136.2                161.6
Separate Accounts' assets ..................................................          2,112.7              1,987.3
                                                                               ---------------     -----------------

TOTAL ASSETS................................................................   $     15,679.6       $     15,400.7
                                                                              ================     =================

LIABILITIES
Future policy benefits and other policyholders liabilities..................  $       8,529.7      $       8,479.4
Policyholders' account balances ............................................          2,994.2              3,086.3
Other liabilities...........................................................            519.2                654.1
Long-term debt..............................................................              1.9                  1.9
Separate Accounts' liabilities..............................................          2,112.7              1,987.3
                                                                              ----------------     -----------------
     Total liabilities......................................................         14,157.7             14,209.0
                                                                              ----------------     -----------------

Commitments and contingent liabilities (Notes 2, 5, 11, 12, 17 and 18)

SHAREHOLDER'S EQUITY
Common stock, $1.00 par value, 2.5 million shares authorized,
    2.5 million shares issued and outstanding..............................               2.5                  2.5
Capital in excess of par value..............................................          1,674.4              1,672.2
Retained earnings (accumulated deficit).....................................              6.4                 (8.7)
Accumulated other comprehensive loss........................................           (161.4)              (474.3)
                                                                              ----------------     -----------------
     Total shareholder's equity.............................................          1,521.9              1,191.7
                                                                              ----------------     -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $     15,679.6       $     15,400.7
                                                                              ================     =================


                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009               2008                2007
                                                                  -----------------  -----------------   -----------------
                                                                                      (IN MILLIONS)
REVENUES
Premiums........................................................  $        412.4     $        441.6      $       463.4
Universal life and investment-type product policy fee income....           200.2              219.2              231.3
 Net investment income:
   Investment (loss) income from derivative instruments.........             -                 (1.0)                .5
   Other investment income......................................           545.5              631.1              669.3
                                                                   -----------------  -----------------   -----------------
       Total net investment income..............................           545.5              630.1              669.8
                                                                   -----------------  -----------------   -----------------
  Investment losses, net:
   Total other-than-temporary impairment losses.................          (109.9)            (118.5)             (37.1)
   Portion of loss recognized in other
     comprehensive income (loss)................................              .4                -                  -
                                                                  -----------------  -----------------   -----------------
       Net impairment losses recognized.........................          (109.5)            (118.5)             (37.1)
   Other investment (losses) gains, net.........................            (5.0)              (2.3)               5.6
                                                                  -----------------  -----------------   -----------------
         Total investment losses, net...........................          (114.5)            (120.8)             (31.5)
                                                                  -----------------  -----------------   -----------------
Commissions, fees and other income..............................            77.0               80.6               91.0
(Decrease) increase in fair value of reinsurance contracts......            (6.9)               8.4                -
                                                                  -----------------  -----------------   -----------------
      Total revenues............................................         1,113.7            1,259.1            1,424.0
                                                                  -----------------  -----------------   -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.........................................           780.4              771.0              814.6
Interest credited to policyholders' account balances............           112.7              118.4              127.0
Compensation and benefits.......................................            53.7               93.4               70.0
Commissions.....................................................            57.5               78.0              113.8
Interest expense................................................              .2                 .2                8.4
Amortization of deferred policy acquisition costs and
   value of business acquired...................................            79.8              137.6              110.6
Capitalization of deferred policy acquisition costs.............           (29.8)             (43.3)             (86.7)
Amortization of other intangible assets.........................              .7                 .7               32.4
Rent expense....................................................             7.6                9.6               11.4
Other operating costs and expenses..............................            54.4               77.4               64.9
                                                                  -----------------  -----------------   -----------------
      Total benefits and other deductions.......................         1,117.2            1,243.0            1,266.4
                                                                  -----------------  -----------------   -----------------

(Loss) earnings from continuing operations
   before income taxes..........................................            (3.5)              16.1              157.6
Income tax benefit (expense)....................................             6.0               18.1              (53.1)
                                                                  -----------------  -----------------   -----------------

Earnings from continuing operations.............................             2.5               34.2              104.5
Earnings (losses) from discontinued operations,
   net of income taxes..........................................             1.1               (3.3)              (3.3)
Gains (losses) on disposal of discontinued operations,
   net of income taxes..........................................             -                  1.3               (6.4)
                                                                  -----------------  -----------------   -----------------

Net Earnings....................................................  $          3.6     $         32.2      $        94.8
                                                                  =================  =================   =================


                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                         AND COMPREHENSIVE INCOME (LOSS)
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)
SHAREHOLDER'S EQUITY
Common stock, at par value, beginning and end of year...........  $          2.5      $         2.5      $         2.5
                                                                 -----------------   -----------------  -----------------

Capital in excess of par value, beginning of year ..............         1,672.2            1,647.3            1,720.6
Dividends.......................................................             -                  -                (80.0)
Capital contribution............................................             -                 23.0                -
Share-based programs............................................             2.2                1.9                6.7
                                                                 -----------------   -----------------  -----------------
Capital in excess of par value, end of year.....................         1,674.4            1,672.2            1,647.3
                                                                 -----------------   -----------------  -----------------

(Accumulated deficit) retained earnings, beginning of year......            (8.7)              54.1              (40.7)
Net earnings....................................................             3.6               32.2               94.8
Impact of implementing new accounting guidance, net of taxes....            11.5                -                  -
Dividends.......................................................             -                (95.0)               -
                                                                 -----------------   -----------------  -----------------
Retained earnings (accumulated deficit), end of year............             6.4               (8.7)              54.1
                                                                 -----------------   -----------------  -----------------

Accumulated other comprehensive loss, beginning of year.........          (474.3)             (59.8)             (15.2)
Other comprehensive income (loss)...............................           324.4             (414.5)             (44.6)
Impact of implementing new accounting guidance, net of taxes....           (11.5)               -                  -
                                                                 -----------------   -----------------  -----------------
Accumulated other comprehensive loss, end of year...............          (161.4)            (474.3)             (59.8)
                                                                 -----------------   -----------------  -----------------

Total Shareholder's Equity, End of Year.........................  $      1,521.9      $     1,191.7      $     1,644.1
                                                                 =================   =================  =================


                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings....................................................  $          3.6      $        32.2      $        94.8
                                                                 -----------------   -----------------  -----------------

Change in unrealized gains (losses), net of
   reclassification adjustment..................................           331.3             (315.5)             (44.7)
Defined benefit plans:
   Net gain (loss) arising during year..........................           (13.3)            (111.8)              (5.4)
   Prior service cost arising during year.......................             -                 14.7                6.1
   Equity in unconsolidated subsidiaries defined benefit plans..             (.5)               -                  -
   Less: reclassification adjustment for:
     Amortization of net gains included in net periodic cost....             8.4               (1.1)               (.6)
     Amortization of net prior service credit
       included in net periodic cost............................            (1.5)              (0.8)               -
                                                                 -----------------   -----------------  -----------------
     Other comprehensive (loss) income-defined benefit plans....            (6.9)             (99.0)                .1
                                                                 -----------------   -----------------  -----------------

Other comprehensive income (loss)...............................           324.4             (414.5)             (44.6)
                                                                 -----------------   -----------------  -----------------

Comprehensive Income (Loss).....................................  $        328.0      $      (382.3)     $        50.2
                                                                 =================   =================  =================


                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
Net earnings..................................................   $        3.6       $        32.2      $        94.8
Adjustments to reconcile net earnings to net cash
   (used in) provided by operating activities:
  Interest credited to policyholders' account balances........          112.7               118.4              127.0
  Universal life and investment-type product
     policy fee income........................................         (200.2)             (219.2)            (231.3)
  Change in accrued investment income.........................            2.5                 7.7               12.8
  Investment losses, net......................................          114.5               120.9               31.0
  Change in deferred policy acquisition costs and
     value of business acquired...............................           50.0                94.3               23.9
  Change in future policy benefits and other
     policyholders' liabilities...............................         (119.5)              (53.1)             (42.8)
  Change in income taxes receivable...........................           12.3               (80.3)             (37.2)
  Other depreciation and amortization.........................           26.0                35.5               43.8
  Amortization of other intangible assets.....................             .7                  .7               43.7
  Dividends from AllianceBernstein............................           16.3                21.7               29.3
  (Gains) losses on disposal of discontinued operations.......            -                  (1.3)               6.4
  Other, net..................................................          (46.4)              (35.4)             (81.0)
                                                                -----------------  -----------------  -----------------

Net cash (used in) provided by operating activities...........          (27.5)               42.1               20.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of investments....................          649.4               847.7              925.8
  Sales of investments........................................          459.0               184.9              366.8
  Purchases of investments....................................       (1,175.3)             (701.9)            (824.7)
  Purchase of AllianceBernstein Units.........................            -                 (70.0)               -
  Increase in loans to affiliates.............................            -                   -                (50.0)
  Change in capitalized software, leasehold improvements
    and EDP equipment.........................................           (4.7)                -                  5.4
  Other, net..................................................           18.5                (5.4)              (4.5)
                                                                -----------------  -----------------  -----------------

Net cash (used in) provided by investing activities...........          (53.1)              255.3              418.8
                                                                -----------------  -----------------  -----------------

                           MONY LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                   (CONTINUED)

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $      386.0       $       551.7      $       614.2
    Withdrawals and transfers to Separate Accounts............         (390.6)             (720.1)            (759.6)
  Repayments of long-term debt................................            -                   -               (100.0)
  Dividends paid to shareholder...............................            -                 (95.0)             (80.0)
                                                                -----------------  -----------------  -----------------

Net cash used in financing activities.........................           (4.6)             (263.4)            (325.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          (85.2)               34.0              113.8
Cash and cash equivalents, beginning of year..................          355.4               321.4              207.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      270.2       $       355.4      $       321.4
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $         .2       $          .1      $         6.8
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $       25.0       $         8.0      $        (2.5)
                                                                =================  =================  =================
Schedule of non-cash financing information:
   Share-based Programs.......................................   $        2.2       $         1.9      $         6.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                           MONY LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)    ORGANIZATION

      MONY Life Insurance Company ("MONY Life" and, collectively with its consolidated subsidiaries "the Company"), provides life insurance, annuities and corporate-owned and bank-owned life insurance ("COLI" and "BOLI", respectively). MONY Life is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS LLC"), which in turn is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial" and, together with its consolidated subsidiaries, "AXA Financial Group"), in turn ultimately owned by AXA, a French holding company for an international group of insurance and related financial services companies.

      MONY Life's direct and indirect wholly-owned operating subsidiaries include: (i) MONY Life Insurance Company of America ("MLOA"), an Arizona domiciled life insurance company and (ii) U.S. Financial Life Insurance Company ("USFL"), an Ohio domiciled insurer that up until 2007 had underwritten specialty risk life insurance business. Enterprise Capital Management, Inc. ("Enterprise"), which had been an investment advisor to certain of AXA Financial Group's retail proprietary mutual funds through June 2008, and Enterprise Fund Distributors, Inc. ("Enterprise Distributors"), which had been the distributor of AXA Financial Group's proprietary mutual funds through June 2008, are reported as discontinued operations in the consolidated financial statements.

      In July 2007, USFL ceased marketing new business. The Company recorded a pre-tax charge of $30.4 million ($19.8 million post-tax) due to the writedown of the intangible asset related to USFL's insurance distribution system in 2007. In addition, the Company recorded a pre-tax charge of $8.0 million ($5.2 million post-tax) in 2007 related to USFL severance and lease related costs.


2)    SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation and Principles of Consolidation
      -----------------------------------------------------

      The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

      The accompanying consolidated financial statements include the accounts of MONY Life; those of its subsidiaries engaged in insurance related businesses and other subsidiaries in which the Company has control and a majority economic interest that meet the requirements for consolidation.

      All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

      Accounting Changes
      ------------------

      Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

      The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

      As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $11.5 million at that date with a corresponding decrease to accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $32.5 million equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

      (Loss) earnings from continuing operations, net of income taxes, and Net earnings (loss) attributable to MONY Life for 2009 reflected increases of $0.4 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment losses, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

      Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $278.2 million and $403.1 million, respectively.

      Effective December 31, 2009, the Company implemented the Financial Accounting Standards Board's ("FASB") amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

      Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in a decrease in net income of $0.6 million, related to an increase in the fair value of the GMIB reinsurance contract liability of $1.4 million, offset by a decrease in related deferred policy acquisition costs ("DAC") amortization of $0.4 million and a decrease of $0.4 million to income taxes. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

      Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

      On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

      Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $367.9 million and $207.2 million, respectively at December 31, 2009 and $379.2 million and $247.5 million, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

      On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related DAC and other related balances must be written off. The adoption of this guidance did not have a material impact on the Company's consolidated results of operations or financial position.

      New Accounting Pronouncements
      -----------------------------

      On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

      Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Earlier application is prohibited. Management is currently evaluating the impact this new guidance may have on the Company.

      Closed Block
      ------------

      As a result of demutualization, the Closed Block was established in 1998 for the benefit of certain individuals' participating policies in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its own participating policyholders.

      Assets allocated to the Closed Block inure solely to the benefit of the Closed Block's policyholders and will not revert to the benefit of MONY Life. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of the Company's General Account, any of its Separate Accounts or any affiliate of the Company without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

      The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company had developed an actuarial calculation of the expected timing of its Closed Block earnings. Further, in connection with the acquisition of MONY (the "MONY Acquisition"), AXA Financial Group has developed a revised actuarial calculation of the expected timing of the Company's Closed Block earnings as of July 1, 2004.

      If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

      Many expenses related to Closed Block operations, including amortization of DAC and VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

      Investments
      -----------

      The carrying values of fixed maturities identified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary, which are recognized in Investment losses, net. The redeemable preferred stock investments reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

      The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

      The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

      If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

      Mortgage loans on real estate are stated at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

      Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

      Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

      Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment losses, net.

      Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

      Policy loans are stated at unpaid principal balances.

      Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet VIE requirements for consolidation are reported on the equity basis of accounting and are included in other equity investments. The Company records its interests in certain of these partnerships on a one quarter lag.

      Equity securities include common stock classified as AFS securities, are carried at fair value and are included in Other equity investments with changes in fair value reported in comprehensive income (loss).

      COLI is purchased by the Company from non-affiliates on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $209.0 million and $216.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

      Units held in AllianceBernstein L.P. ("AllianceBernstein"), an affiliate, are carried on the equity method and are reported in Other invested assets.

      Short-term investments are reported at amortized cost that approximates fair value and are included with Other invested assets.

      Cash and cash equivalents includes cash on hand, demand deposits, money market accounts and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

      All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the consolidated financial statements on a trade date basis.

      Derivatives
      -----------

      Reinsurance contracts covering GMIB exposure are considered derivatives for accounting purposes and therefore must be reported in the balance sheet at their fair value. There were no derivatives, other than reinsurance contracts covering GMIB exposure, outstanding at December 31, 2009. GMIB reinsurance fair values are reported in the consolidated balance sheets in Other assets. Changes in GMIB reinsurance contracts' fair values are reported on a separate line in the consolidated statement of earnings.

      Net Investment Income, Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)
      --------------------------------------------------------------------

      Net investment income and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

      Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

      Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to Closed Block's policyholders dividend obligation, DAC and value of business acquired ("VOBA") related to universal life policies; investment-type products and participating traditional life policies.

      Fair Value of Other Financial Instruments
      -----------------------------------------

      Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:


         Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
         Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
         Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assump-tions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

      At December 31, 2009, investments classified as Level 1 comprise approximately 22.8% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

      At December 31, 2009, investments classified as Level 2 comprise approximately 72.4% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values.

      Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $406.4 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

      At December 31, 2009, investments classified as Level 3 comprise approximately 4.8% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $99.7 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $298.8 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the Company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

      Level 3 also includes the GMIB reinsurance asset, which is accounted for as a derivative contract. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the asset just described incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index.

      The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

      Fair value measurements are required on a non-recurring basis for certain assets, including mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

      Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments were not material at December 31, 2009 and 2008.

      Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

      The fair values for the Company's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in Policyholders' account balances, are determined using projected cash flows discounted at rates reflecting expected current offering rates.

      Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates.

      Recognition of Insurance Income and Related Expenses
      ----------------------------------------------------

      Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

      Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

      Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of reinsurance protection provided.

      DAC and VOBA
      ------------

      DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

      VOBA. VOBA, which arose from the MONY Acquisition, was established in accordance with business combination purchase accounting guidance. VOBA is the actuarially determined present value of estimated future gross profits of insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (approximately 10-30 years) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

      For universal life products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

      A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (7.2% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (13.2% net of product weighted average Separate Account fees) and 0.0% ((1.8%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9.0% in eight quarters.

      In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

      Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

      For participating traditional life policies (substantially all of which are in the Closed Block), DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans was 5.5%. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC and VOBA of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

      For non-participating traditional life policies, DAC and VOBA are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

      Policyholders' Account Balances and Future Policy Benefits
      ----------------------------------------------------------

      Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

      The Company issues certain variable annuity products with a Guaranteed Minimum Death Benefit ("GMDB") feature. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

      For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

      For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

      For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.0% to 6.0% for life insurance liabilities and from 2.5% to 6.75% for annuity liabilities.

      Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumption as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

      Policyholders' Dividends
      ------------------------

      The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by MONY Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate levels of statutory surplus to be retained by MONY Life.

      At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 18% ($18.3 billion) of directly written life insurance in-force, net of amounts ceded.

      Separate Accounts
      -----------------

      Generally, Separate Accounts established under New York State and Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of the Company. Separate Accounts' assets are subject to General Account claims only to the extent Separate Accounts' assets exceed Separate Accounts' liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in the Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of one Separate Account are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in this Separate Account is passed through to policyholders. Investment assets in this Separate Account principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

      The investment results of Separate Accounts including unrealized gains (losses) on which the Company does not bear the investment risk are reflected directly in Separate Accounts' liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008, and 2007, investment results of such Separate Accounts were gains (losses) of $451.0 million, $(960.0) million and $308.5 million, respectively.

      Deposits to Separate Accounts are reported as increases in Separate Accounts' liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

      Other Intangible Asset
      ----------------------

      The insurance distribution network intangible asset, related to USFL as part of the MONY Acquisition, prior to writedown in 2007 was amortized on a straight-line basis with an estimated useful life of 15 years.

      Other Accounting Policies
      -------------------------

      Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

      MONY Life files a consolidated Federal income tax return with its life subsidiaries. MONY Life's non-life subsidiaries file a separate consolidated Federal income tax return. Under the life insurance provisions of the Internal Revenue Code, life insurance companies cannot file a consolidated Federal income tax return with their ultimate parent for a period of five years from the date of acquisition. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3)    INVESTMENTS

      Fixed Maturities and Equity Securities
      --------------------------------------

      The following table provides additional information for fixed maturities and equity securities classified as available-for-sale:


                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                                    GROSS          GROSS
                                                    AMORTIZED     UNREALIZED    UNREALIZED                           OTTI IN
                                                       COST         GAINS         LOSSES         FAIR VALUE          AOCI(3)
                                                   ------------- ------------  --------------    ----------       ------------
                                                                               (IN MILLIONS)
     DECEMBER 31, 2009
     -----------------
     Fixed Maturities:
        Corporate.............................     $   6,159.9   $     289.9     $        51.6    $     6,398.2   $         -
        U.S. Treasury, government and
         agency securities....................           340.8           6.1              23.4            323.5             -
        State and political subdivisions......            75.6            -                4.8             70.8             -
        Foreign governments...................            55.5           3.3                .2             58.6             -
        Commercial mortgage-backed............           444.7            -              166.5            278.2             .4
        Residential mortgage-backed(1)........           339.2           7.7                -             346.9             -
        Asset-backed(2).......................            26.4            .7               1.8             25.3             -
        Redeemable preferred stock............           437.9            -               88.0            349.9             -
                                                   ------------ -------------    -------------    -------------   ------------
          Total Fixed Maturities..............         7,880.0         307.7             336.3          7,851.4             .4

     Equity securities........................             4.2            .1                -               4.3             -
                                                   ------------ -------------    -------------    -------------   ------------
        Total at December 31, 2009............     $   7,884.2   $     307.8     $       336.3    $     7,855.7   $         .4
                                                   ============ =============    =============    =============   ============

     December 31, 2008
     -----------------
     Fixed Maturities:
        Corporate............................      $   6,117.3   $      40.4     $       593.1    $    5,564.6
        U.S. Treasury, government and
         agency securities..................             362.7          54.2                -            416.9
        States and political subdivisions                 23.2            -                1.3            21.9
        Foreign governments..................             55.6           5.4               -              61.0
        Commercial mortgage-backed...........            563.1            -              160.0           403.1
        Residential mortgage-backed(1).......            190.9           5.7                -            196.6
        Asset-backed(2)......................             37.9            .1               3.5            34.5
        Redeemable preferred stock...........            473.0            -              205.5           267.5
                                                   ------------- ------------   --------------    --------------
          Total Available for Sale...........          7,823.7         105.8             963.4         6,966.1

     Equity Securities......................               4.7            .1                -              4.8
                                                   ------------  ------------   --------------    --------------
        Total at December 31, 2008...........      $   7,828.4   $     105.9     $       963.4    $    6,970.9
                                                   ============  ============   ==============    ==============

    (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
    (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
    (3) Amounts represent OTTI losses in AOCI, which were not included in earnings since the adoption of new guidance on April 1, 2009.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Due in one year or less..............................................    $      191.0       $      193.3
        Due in years two through five........................................         2,357.6            2,472.2
        Due in years six through ten.........................................         3,330.9            3,447.1
        Due after ten years..................................................           752.3              738.5
                                                                                ----------------   -----------------
            Subtotal.........................................................         6,631.8            6,851.1
        Commercial mortgage-backed bonds.....................................           444.7              278.2
        Residential mortgage-backed bonds....................................           339.2              346.9
        Asset-backed bonds...................................................            26.4               25.3
                                                                                ----------------   -----------------
        Total................................................................    $    7,442.1       $    7,501.5
                                                                                ================   =================


        During 2009, the Company recognized OTTI of $109.9 million on AFS fixed maturities, comprised of $109.5 million credit losses recognized in earnings and $0.4 million non-credit losses related recognized in OCI. At December 31, 2009, no additional OTTI was recognized in earnings related to AFS fixed maturities as the Company did not intend to sell and did not expect to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

      Balance at March 31, 2009.................................................................     $         -
      Cumulative adjustment related to implementing new guidance on April 1, 2009...............             (68.1)
      Previously recognized impairments on securities that matured, paid, prepaid or sold.......              31.1
      Previously recognized impairments on securities impaired to fair value this period (1)....               -
      Impairments recognized this period on securities not previously impaired..................            (109.5)
      Additional impairments this period on securities previously impaired......................               -
      Increases due to passage of time on previously recorded credit losses.....................               -
      Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                    -----------------
      Balance at December 31, 2009..............................................................     $      (146.5)
                                                                                                    =================

      (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                                                             DECEMBER 31,
                                                                                -------------------------------------
                                                                                      2009               2008
                                                                                -----------------  ------------------
                                                                                           (IN MILLIONS)
      AFS Securities:
         Fixed maturities:
           With OTTI loss...................................................     $        (2.1)     $         -
           All other........................................................             (26.5)            (857.6)
         Equity securities..................................................                .1                 .1
                                                                                -----------------  ------------------
      Net Unrealized Losses.................................................     $       (28.5)     $      (857.5)
                                                                                =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:


       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                         AOCI
                                               NET                                                 DEFERRED             (LOSS)
                                           UNREALIZED                                               INCOME           RELATED TO NET
                                              GAINS                                                   TAX              UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS       (LIABILITY)          INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES           ASSET           GAINS (LOSSES)
                                         ----------------   ---------------  ----------------   ----------------    ----------------
                                                                               (IN MILLIONS)
Balance, January 1, 2009.............    $         -        $          -     $           -       $         -          $         -
Cumulative impact of implementing new
  guidance on April 1, 2009..........              -                   -                 -                 -                    -
Net investment gains (losses)
  arising during the period..........             (1.7)                -                 -                 -                  (1.7)
Reclassification adjustment for
  OTTI (losses):
     Included in Net earnings .......              -                   -                 -                 -                    -
     Excluded from
       Net earnings (1)..............              (.4)                -                 -                 -                   (.4)
Impact of net unrealized investment
  gains (losses) on:
     DAC.............................              -                   .5                -                 -                    .5
     Deferred income taxes...........              -                   -                 -                 .4                   .4
     Policyholders liabilities.......              -                   -                 .4                -                    .4
                                         ----------------   ---------------  ----------------   ----------------    ----------------
Balance, December 31, 2009...........    $        (2.1)     $          .5    $           .4      $         .4         $        (.8)
                                         ================   ===============  ================   ================    ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                     ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                          AOCI
                                               NET                                                   DEFERRED            (LOSS)
                                           UNREALIZED                                                 INCOME          RELATED TO NET
                                              GAINS                                                     TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)
Balance January 1, 2009..............    $      (857.6)     $        165.0     $        103.3      $     208.5      $       (380.8)
Cumulative impact of implementing new
  guidance on April 1, 2009..........            (32.5)               14.8                  -              6.2               (11.5)
Net investment gains (losses)
  arising during the period..........            850.6                 -                    -               -                850.6
Reclassification adjustment for OTTI
  (losses):
     Included in Net earnings........             12.7                 -                    -               -                 12.7
     Excluded from
       Net earnings (1)..............               .4                 -                    -               -                   .4
Impact of net unrealized investment
  gains (losses) on:
     DAC.............................              -                (185.9)                 -               -               (185.9)
     Deferred income taxes...........              -                   -                    -           (178.5)             (178.5)
     Policyholders liabilities.......              -                   -               (172.7)              -               (172.7)
                                         ----------------   ---------------   ----------------   ----------------   ----------------

Balance, December 31, 2009...........    $       (26.4)     $         (6.1)    $        (69.4)     $      36.2       $       (65.7)
                                         ================   ===============   ================   ================   ================

      (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 283 issues at December 31, 2009 and 733 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS(1)        12 MONTHS OR LONGER(1)                TOTAL
                            -----------------------------  --------------------------------  ---------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  -------------- -------------- --------------  ---------------
                                                                   (IN MILLIONS)
  Fixed Maturities:
    Corporate.............. $       516.9  $       (9.3)   $      526.0   $      (42.3)  $     1,042.9   $      (51.6)
    U.S. Treasury,
      government and
      agency...............         203.7         (23.4)            -              -             203.7          (23.4)
    States and political
      subdivisions.........          49.6          (3.8)           14.5           (1.0)           64.1           (4.8)
    Foreign governments....           1.9           (.2)            -              -               1.9            (.2)
    Commercial
      mortgage-backed......           8.5          (6.0)          269.7         (160.5)          278.2         (166.5)
    Residential
      mortgage-backed......           -             -               -              -               -              -
    Asset-backed...........           6.0           (.1)           12.6           (1.7)           18.6           (1.8)
    Redeemable
      preferred stock......            .2           -             326.9          (88.0)          327.1          (88.0)
                            -------------- --------------- -------------- -------------- --------------- -----------------

   Total                    $       786.8  $      (42.8)   $    1,149.7   $     (293.5)  $     1,936.5   $     (336.3)
                            ============== =============== ============== ============== =============== =================

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                  December 31, 2008
                               -------------------------------------------------------------------------------------------
                                   Less than 12 Months           12 Months or Longer                   Total
                               ----------------------------  ------------------------------- -----------------------------
                                                 Gross                         Gross                            Gross
                                               Unrealized                    Unrealized                       Unrealized
                                Fair Value       Losses       Fair Value       Losses        Fair Value         Losses
                               -------------- ------------- ---------------- -------------- -------------- ---------------
                                                                     (In Millions)
Fixed Maturities:
  Corporate..................  $    3,082.8   $    (320.1)  $    1,239.1    $     (273.1)  $    4,321.9    $     (593.2)
  U.S. Treasury, government
    and agency securities....           -             -              -               -              -               -
  States and political
    subdivisions.............          15.6          (1.3)           6.3             -             21.9            (1.3)
  Foreign governments........            .9           -              -               -               .9             -
  Commercial mortgage-
    backed...................          71.9          (6.8)         331.2          (153.2)         403.1          (160.0)
  Residential mortgage-
    backed...................            .3           -               .2             -               .5             -
  Asset-backed...............           6.9           (.5)          22.0            (2.9)          28.9            (3.4)
  Redeemable
    preferred stock..........          21.1         (13.2)         246.4          (192.3)         267.5          (205.5)
                               -------------- ----------------------------- -------------- --------------  ---------------

Total........................  $    3,199.5   $    (341.9)  $    1,845.2    $     (621.5)  $    5,044.7    $     (963.4)
                               ============== ============================= ============== ==============  ===============


      The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of the Company other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.69% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $75.1 million and $60.5 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $643.4 million and $329.4 million, or 8.2% and 4.2%, of the $7,880.0 million and $7,823.7 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $175.0 million and $71.1 million at December 31, 2009 and 2008, respectively.

      The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $14.7 million in RMBS backed by subprime residential mortgage loans, and zero in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

      At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $33.5 million.

      For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $16.7 million, $19.5 million and $31.7 million.

      Mortgage Loans
      --------------

      Impaired mortgage loans along with the related investment valuation allowances at December 31, 2009 follow:

                                                                                DECEMBER 31,
                                                                     -----------------------------------
                                                                           2009              2008
                                                                     ----------------- -----------------
                                                                               (IN MILLIONS)
Impaired mortgage loans with investment valuation allowances........ $     110.5       $        -
Impaired mortgage loans without investment valuation allowances.....          -                 0.3
                                                                     --------------    -----------------
Recorded investment in impaired mortgage loans......................       110.5                0.3
Investment valuation allowances.....................................       (18.3)               -
                                                                     --------------    -----------------
Net Impaired Mortgage Loans......................................... $      92.2       $        0.3
                                                                     ===============   =================


      During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $49.0 million, $1.6 million and $4.0 million. Interest income recognized on impaired mortgage loans totaled $3.0 million, $0.1 million and $0.2 million for 2009, 2008 and 2007, respectively.

      At December 31, 2009 and 2008, respectively, the carrying value of mortgage loans on real estate that had been classified as nonaccrual loans were $15.3 million and zero.

      Equity Method Investments
      -------------------------

      Included in other equity investments are interests in limited partnership interests under the equity method with a total carrying value of $113.2 million and $138.4 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net

      (losses) earnings for these limited partnership interests was $(28.5) million, $(8.9) million and $21.4 million for 2009, 2008 and 2007, respectively.

      Other Invested Assets
      ---------------------

      Included in Other invested assets is the Company's ownership of AllianceBernstein Units, a related party. In December 2008, the Company purchased, at fair value, 3.8 million AllianceBernstein Units from AXA Equitable Life Insurance Company ("AXA Equitable"). The Company paid $70.0 million for these units and recorded additional paid-in capital of $23.0 million representing the excess of AXA Equitable's carrying value in AllianceBernstein Units over the purchase price paid based upon the average market price of the units over the ten day trading period from December 15, 2008 through December 29, 2008. At December 31, 2009, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. was approximately 62.1%.

      The following presents the Company's investment in 9.4 million units in AllianceBernstein, an affiliate:

                                                                                 ALLIANCEBERNSTEIN
                                                                                       UNITS
                                                                                --------------------
                                                                                   (IN MILLIONS)
       Balance at January 1, 2007.............................................    $      226.8
          Equity in net earnings..............................................            26.9
          Dividends received..................................................          (29.3)
          Amortization of other intangible assets.............................            (.7)
                                                                                --------------------
       Balance at December 31, 2007...........................................           223.7
          Purchase of units...................................................            93.0
          Equity in net earnings..............................................            17.9
          Dividends received..................................................           (21.7)
          Amortization of other intangible assets.............................             (.7)
                                                                                --------------------
       Balance at December 31, 2008...........................................           312.2
          Equity in net earnings..............................................            10.5
          Dividends received..................................................           (16.3)
          Impact of issuance by AllianceBernstein of additional Units.........            (6.5)
          Amortization of other intangible assets.............................             (.7)
                                                                                --------------------
       Balance at December 31, 2009...........................................    $      299.2
                                                                                ====================

4)    OTHER INTANGIBLE ASSETS

      The following presents a summary of other intangible assets as of December 31, 2009 and 2008 related to the MONY Acquisition:

                                                    GROSS         ACCUMULATED
                                                  CARRYING        AMORTIZATION
                                                   AMOUNT        AND OTHER (1)          NET
                                               ---------------- -----------------  ---------------
                                                                 (IN MILLIONS)
DECEMBER 31, 2009
-----------------
VOBA.........................................  $      868.8     $     (450.2)      $      418.6
                                               ================ =================  ===============

December 31, 2008
-----------------
VOBA.........................................  $      868.8     $     (236.0)      $      632.8
                                               ================ =================  ===============

      (1) Includes reactivity to unrealized investment gains/losses and impact of the December 31, 2005 MODCO recapture.

      For 2009, 2008 and 2007, total amortization expense related to these intangible assets was $39.1 million, $83.2 million and $84.1 million, respectively. VOBA amortization is estimated to range between $42.2 million and $31.0 million annually through 2014.

5)    CLOSED BLOCK

      Summarized financial information for the Closed Block is as follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $    6,818.6         $    6,957.2
        Policyholder dividend obligation.....................................         188.8                  6.5
        Other liabilities....................................................          39.0                 40.4
                                                                              -----------------    -----------------
        Total Closed Block liabilities.......................................       7,046.4              7,004.1
                                                                              -----------------    -----------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value
          (amortized cost of $3,995.8 and $3,986.7)..........................       4,064.8              3,650.6
        Mortgage loans on real estate........................................         832.2                885.5
        Policy loans.........................................................         920.9                940.2
        Cash and other invested assets.......................................          67.5                 84.7
        Other assets.........................................................         274.2                355.4
                                                                              -----------------    -----------------
        Total assets designated to the Closed Block..........................       6,159.6              5,916.4
                                                                              -----------------    -----------------

        Excess of Closed Block liabilities over assets designated to
          the Closed Block ..................................................         886.8              1,087.7
        Amounts included in accumulated other comprehensive income:
            Net unrealized investment gains (losses) net of deferred tax
            (expense) benefit of $0 and $81.5 and net of policyholder
            dividend obligation of $(79.3) and $103.3........................           -                 (151.4)
                                                                              -----------------    -----------------

        Maximum Future Earnings To Be Recognized From
          Closed Block Assets and Liabilities................................  $      886.8         $      936.3
                                                                              =================    =================

      MONY Life Closed Block revenues and expenses follow:

                                                                   2009              2008                 2007
                                                              ---------------   ----------------   --------------------
                                                                                   (IN MILLIONS)
        REVENUES:
        Premiums and other income............................ $      309.9      $       333.3      $        340.4
        Investment income (net of investment
           expenses of $0, $0, and $6.5).....................        333.1              339.5               344.9
        Investment gains (losses), net:
           Total other-than-temporary impairment losses......         (8.9)             (46.3)               (5.1)
           Portion of loss recognized in other
            comprehensive income.............................          -                  -                   -
                                                              ---------------   ----------------   --------------------
             Net impairment losses recognized................         (8.9)             (46.3)               (5.1)
        Other investment gains...............................         13.0                4.0                 3.8
                                                              ---------------   ----------------   --------------------
              Total investment gains (losses), net............         4.1              (42.3)               (1.3)
                                                              ---------------   ----------------   --------------------
        Total revenues.......................................        647.1              630.5               684.0
                                                              ---------------   ----------------   --------------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        568.1              542.2               587.1
        Other operating costs and expenses...................          2.9                3.6                 3.8
                                                              ---------------   ----------------   --------------------
        Total benefits and other deductions..................        571.0              545.8               590.9
                                                              ---------------   ----------------   --------------------

        Net revenues before income taxes.....................         76.1               84.7                93.1
        Income tax expense...................................        (26.6)             (29.7)              (32.5)
                                                              ---------------   ----------------   --------------------
        Net Revenues......................................... $       49.5      $        55.0      $         60.6
                                                              ===============   ================   ====================

      Reconciliation of the MONY Life policyholder dividend obligation follows:

                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Balance, beginning of year...........................................  $        6.5         $      129.4
        Applicable to net losses.............................................           (.3)               (43.5)
        Unrealized investment gains (losses).................................         182.6                (79.4)
                                                                              -----------------    -----------------
        Balance, End of Year.................................................  $      188.8         $        6.5
                                                                              =================    =================


      Impaired mortgage loans along with the related investment valuation allowances at December 31, 2009 follow:


                                                                                     DECEMBER 31,
                                                                                         2009
                                                                                   -----------------
                                                                                    (IN MILLIONS)
        Impaired mortgage loans with investment valuation allowances...........     $         86.8
        Impaired mortgage loans without investment valuation allowances........                -
                                                                                   -----------------
        Recorded investment in impaired mortgage loans.........................               86.8
        Investment valuation allowances........................................               (9.9)
                                                                                   -----------------
        Net Impaired Mortgage Loans............................................     $         76.9
                                                                                   =================

      There were no impaired mortgage loans at December 31, 2008.

      During 2009, 2008 and 2007, MONY Life's Closed Block's average recorded investment in impaired mortgage loans were 34.7 million, zero and $0.1 million, respectively. Interest income was recognized on these impaired mortgage loans totaled $2.1 million, zero and zero in 2009, 2008 and 2007.

      Valuation allowances on mortgage loans on real estate were $9.9 million and zero at December 31, 2009 and 2008. Writedowns of fixed maturities amounted to $8.9 million, $46.3 million and $5.1 million for 2009, 2008 and 2007, respectively.


6)    FAIR VALUE DISCLOSURES

      Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                      LEVEL 1            LEVEL 2             LEVEL 3              TOTAL
                                                  ----------------    ---------------    ----------------    ----------------
                                                                                (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities, available-for-sale:
      Corporate...........................        $          -        $     6,229.9     $         168.3      $       6,398.2
      U.S. Treasury, government and
        agency............................                   -                323.5                 -                  323.5
      States and political subdivisions...                   -                 65.5                 5.3                 70.8
      Foreign governments.................                   -                 58.6                 -                   58.6
      Commercial mortgage-backed(1).......                   -                  -                 278.2                278.2
      Residential mortgage-backed(1)......                   -                346.8                 -                  346.8
      Asset-backed(2).....................                   -                  4.8                20.6                 25.4
      Redeemable preferred stock..........                  69.6              256.3                24.0                349.9
                                                  ----------------    ---------------    ----------------    ----------------
        Subtotal..........................                  69.6            7,285.4               496.4              7,851.4
                                                  ----------------    ---------------    ----------------    ----------------
   Other equity investments...............                   4.4                -                    .8                  5.2
   Other invested assets..................                   -                208.9                 -                  208.9
Cash equivalents..........................                 203.9                -                   -                  203.9
Segregated securities.....................                   -                  -                   -                    -
GMIB reinsurance contracts................                   -                  -                   1.4                  1.4
Separate Accounts' assets.................               2,088.8               23.9                 -                2,112.7
                                                  ----------------    ---------------    ----------------    ----------------
      Total Assets........................        $      2,366.7      $     7,518.2      $        498.6      $      10,383.5
                                                  ================    ===============    ================    ================

       (1) Includes publicly traded agency pass-through securities and collateralized obligations.
       (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                 Level 1             Level 2            Level 3               Total
                                             ----------------    ----------------   ----------------    ------------------
                                                                            (In Millions)
Assets
Investments:
    Fixed maturities, available-for-sale..   $         50.6      $       6,309.4    $         606.1     $       6,966.1
    Other equity investments..............              4.0                  -                   .8                 4.8
    Other invested assets.................              -                  217.3                -                 217.3
Loans to affiliates.......................              -                   45.3                -                  45.3
Cash equivalents..........................            305.5                  -                  -                 305.5
GMIB reinsurance contracts................              -                    -                  8.3                 8.3
Separate Accounts' assets.................          1,964.1                 22.8                 .4             1,987.3
                                             ----------------    ----------------   ----------------    ------------------

      Total Assets........................   $      2,324.2      $       6,594.8    $         615.6     $       9,534.6
                                             ================    ================   ================    ==================

      The tables below present reconciliations for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                     STATE AND       COMMER-       RESIDEN-
                                                TREASURY,                   POLITICAL         CIAL          TIAL
                                                 GOVT AND      FOREIGN         SUB-        MORTGAGE-      MORTGAGE         ASSET-
                                 CORPORATE        AGENCY        GOVTS       DIVISIONS        BACKED        BACKED          BACKED
                                -------------  -------------  ---------    -------------  -------------  ------------    -----------
Balance, January 1, 2009...     $      212.7    $     -        $     -      $       6.3    $    341.4     $       -      $    24.9
 Total gains (losses),
  realized and unrealized,
  included in:
 Earnings as:
  Net investment income....              (.9)         -              -              -              .3             -            (.1)
  Investment losses, net...              -            -              -              -           (35.5)            -           (5.0)
  (Decrease) increase in
    the fair value of the
    reinsurance contracts..              -            -              -              -             -               -              -
                                ------------    -----------    ---------    ------------   -----------    ------------   -----------
      Subtotal.............              (.9)         -              -              -           (35.2)            -           (5.1)
                                ------------    -----------    ---------    ------------   -----------    ------------   -----------
  Other comprehensive
    income(loss)...........             21.9          -              -              (.4)        (12.2)            -             .2
Purchases/issuances........              9.0          -              -              -             -               -              -
Sales/settlements..........            (34.0)         -              -              (.6)        (15.8)            -             .6
Transfers into/out of
  Level 3 (1)..............            (40.4)         -              -              -             -               -              -
                                ------------    -----------    ---------    ------------   -----------    ------------   -----------
Balance, Dec. 31, 2009.....     $      168.3    $     -        $     -      $       5.3    $    278.2     $       -      $    20.6
                                ============    ===========    =========    ============   ===========    ============   ===========

      (1) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.


                                    REDEEM-
                                      ABLE              OTHER             OTHER             GMIB            SEPARATE
                                   PREFERRED            EQUITY           INVESTED        REINSURANCE        ACCOUNTS
                                     STOCK           INVESTMENTS          ASSETS            ASSET            ASSETS
                                 ---------------   -----------------    ------------    ---------------    ------------
Balance, January 1, 2009.....    $        20.8     $          .8        $        -      $        8.3       $         .4
 Total gains (losses),
  realized and unrealized,
  included in:
 Earnings as:
  Net investment income......               .1               -                   -               -                  -
  Investment losses, net.....            (53.9)              -                   -               -                  -
  (Decrease) increase in
    the fair value of the
    reinsurance contracts....              -                 -                   -              (7.5)               -
  Policyholders' benefits....              -                 -                   -               -                  -
                                 ---------------   -----------------    ------------    ---------------    ------------
     Subtotal................            (53.8)              -                   -              (7.5)               -
                                 ---------------   -----------------    ------------    ---------------    ------------

 Other comprehensive
  income (loss)..............             36.1               -                   -               -                  -
Purchases/issuances..........              -                 -                   -                .6                -
Sales/settlements............              -                 -                   -               -                  (.4)
Transfers into/out of
  Level 3 (1)................             20.9               -                   -               -                  -
                                 ---------------   -----------------    ------------    ---------------    ------------
Balance, Dec. 31, 2009.......    $        24.0     $          .8        $        -      $        1.4       $        -
                                 ===============   =================    ============    ===============    ============

      (1) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                             Fixed
                                          Maturities            Other             GMIB             Separate
                                           Available           Equity          Reinsurance         Accounts
                                           For Sale          Investments          Asset             Assets
                                        ----------------    --------------    --------------    ---------------
    Balance, Dec. 31, 2007..........    $        595.3      $           .8    $         (.1)    $           .4
     Impact of adopting
      SFAS No. 157, included
      in earnings...................               -                   -               (1.4)               -
                                        ----------------    --------------    --------------    ---------------
    Balance, Jan. 1, 2008...........             595.3                  .8             (1.5)                .4
                                        ----------------    --------------    --------------    ---------------

     Total gains (losses), realized
      and unrealized, included in:
        Earnings as:
         Net investment income......              (1.2)                -                -                  -
         Investment (losses)
          gains, net................             (28.4)                -                -                  -
         Commissions, fees and
          other income..............               -                   -                9.0                -
         Policyholders' benefits....               -                   -                -                  -
                                        ----------------    --------------    --------------    ---------------
                Subtotal.............            (29.6)                -                9.0
                                        ----------------    --------------    --------------    ---------------
        Other comprehensive
         income.....................            (106.2)                -                -                  -
     Purchases/issuances and
      sales/settlements, net........             (38.6)                -                 .8                -
     Transfers into/out of
      Level 3(1)....................             185.2                 -                -                  -
                                        ----------------    --------------    --------------    --------------
      Balance, Dec. 31, 2008........     $       606.1      $           .8    $         8.3     $           .4
                                        ================    ==============    ==============    ===============

      (1) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

      The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets and liabilities still held at December 31, 2009 and 2008, respectively:

                                                                    EARNINGS
                                                             ------------------------
                                                                    CHANGE IN
                                                                  FAIR VALUE OF
                                                                   REINSURANCE
                                                                    CONTRACTS                    OCI
                                                             ----------------------------- ---------------
                                                                            (IN MILLIONS)
    LEVEL 3 INSTRUMENTS
    FULL YEAR  2009
    STILL HELD AT DECEMBER 31, 2009:
         Change in unrealized gains
         or losses
           Fixed maturities, available for sale:
              Corporate.................................     $         -                  $       18.9
              U.S. Treasury, government
                and agency..............................               -                           -
              State and political subdivisions..........               -                           (.4)
              Foreign governments.......................               -                           -
              Commercial mortgage-backed................               -                         (14.1)
              Residential mortgage-backed...............               -                           -
              Asset-backed..............................               -                            .3
              Redeemable preferred stock................               -                          36.1
                                                             ----------------------     ------------------
                   Subtotal..............................              -                          40.8

           Other equity investments.....................               -                           -
           Other invested assets........................               -                           -
           Cash equivalents.............................               -                           -
           Segregated securities........................               -                           -
           GMIB reinsurance contracts...................              (6.9)                        -
           Separate Accounts' assets....................               -                           -
                                                             ----------------------      -----------------
               Total....................................     $        (6.9)               $       40.8
                                                             ======================      =================


                                                                       Earnings
                                                                   -------------------
                                                                      Change in
                                                                    Fair Value of
                                                                     Reinsurance
                                                                      Contracts                    OCI
                                                                  -------------------     -------------------
                                                                                (In Millions)

      Still Held at December 31, 2008:
         Change in unrealized gains or losses
           Fixed maturities available for sale.........           $        -              $       (107.3)
           Other equity investments....................                    -                         -
           Other invested assets.......................                    -                         -
           Cash equivalents............................                    -                         -
           Segregated securities.......................                    -                         -
           GMIB reinsurance contracts..................                    9.0                       -
           Separate Accounts' assets...................                    -                         -
                                                                  ------------------      -------------------
               Total...................................           $        9.0            $       (107.3)
                                                                  ===================     ===================

      Fair value measurements are required on a non-recurring basis for certain assets, including mortgage loans on real estate, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

      The carrying values and fair values for financial instruments not previously disclosed in Notes 3 and 9 of Notes to Consolidated Financial Statements are presented below:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING                           Carrying
                                                    VALUE           FAIR VALUE         Value           Fair Value
                                                ---------------   ---------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Mortgage loans on real estate..........  $     1,384.2     $    1,357.2     $     1,500.1     $    1,415.0
        Other limited partnership interests....          113.2            113.2             138.4            138.4
        Policyholders liabilities:
           Investment contracts................          661.5            660.4             687.5            705.4
        Long-term debt.........................            1.9              2.6               1.9              2.0

7)    GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

      A) Variable Annuity Contracts - GMDB and GMIB
         ------------------------------------------

      The Company has certain variable annuity contracts with GMDB and GMIB features in force that guarantee one of the following:

        o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

        o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

        o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

        o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or annual reset.

      The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                                GMDB                GMIB              TOTAL
                                                           ----------------   -----------------  ------------------
                                                                               (IN MILLIONS)
      Balance at January 1, 2007..........................  $        .6        $        .4        $         1.0
        Paid guarantee benefits...........................         (1.6)                -                  (1.6)
        Other changes in reserve..........................          2.2                 .1                  2.3
                                                           ----------------   -----------------  ------------------
      Balance at December 31, 2007........................          1.2                 .5                  1.7
        Paid guarantee benefits...........................         (2.7)                -                  (2.7)
        Other changes in reserve..........................          7.8                2.5                 10.3
                                                             ----------------   -----------------  ----------------
      Balance at December 31, 2008........................          6.3                3.0                  9.3
                                                           ----------------   -----------------  ------------------
        Paid guarantee benefits...........................         (2.8)                -                  (2.8)
        Other changes in reserve..........................          2.3                (.4)                 1.9
                                                           ----------------   -----------------  ------------------
          Balance at December 31, 2009.................... $        5.8        $       2.6        $         8.4
                                                           ================   =================  ==================

\                                      F-31

      Related GMDB reinsurance ceded amounts were:

                                                                                 GMDB
                                                                           -----------------
                                                                              (IN MILLIONS)
                      Balance at January 1, 2007.......................... $           .6
                        Paid guarantee benefits ceded.....................            (.3)
                        Other changes in reserve..........................             .9
                                                                           -----------------
                      Balance at December 31, 2007........................            1.2
                        Paid guarantee benefits ceded.....................            (.7)
                        Other changes in reserve..........................            2.2
                                                                           -----------------
                        Balance at December 31, 2008......................            2.7
                                                                           -----------------
                        Paid guarantee benefits ceded.....................            (.4)
                        Other changes in reserve..........................             .6
                                                                           -----------------
                           Balance at December 31, 2009................... $          2.9
                                                                           =================

      The December 31, 2009 values for those variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                RETURN
                                                  OF
                                               PREMIUM        RATCHET         ROLL-UP         COMBO          TOTAL
                                            ------------- -------------- ----------------- ------------- ----------
                                                                           (IN MILLIONS)

     GMDB:
       Account values invested in:
           General Account..............    $       161    $      241             N/A     $        27    $       429
           Separate Accounts............    $       516    $      705             N/A     $        97    $     1,318
       Net amount at risk, gross........    $        10    $      164             N/A     $        33    $       207
       Net amount at risk, net of
          amounts reinsured.............    $        10    $      114             N/A     $         1    $       125
       Average attained age of
         contractholders................             63.9          64.0           N/A              63.7           64.0
       Percentage of contractholders
         over age 70....................             21.8%         21.3%          N/A              17.4%          21.3%
       Range of contractually specified
         interest rates.................            N/A           N/A             N/A               5.0%           5.0%

     GMIB:
       Account values invested in:
           General Account..............            N/A           N/A     $        27             N/A    $        27
           Separate Accounts............            N/A           N/A     $        98             N/A    $        98
       Net amount at risk, gross........            N/A           N/A     $         5             N/A    $         5
       Net amount at risk, net of
          amounts reinsured.............            N/A           N/A     $         -             N/A    $         -
       Weighted average years
          remaining until
          annuitization.................            N/A           N/A               2.9           N/A              2.9
       Range of contractually specified
          interest rates................            N/A           N/A               5.0%          N/A              5.0%

      B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
          -------------------------------------------------------------------

      The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount at risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:


               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                                            DECEMBER 31,
                                                                                 ------------------------------------
                                                                                       2009               2008
                                                                                 ----------------  ------------------
                                                                                            (IN MILLIONS)
      GMDB:
         Equity.................................................................  $    1,066        $       973
         Fixed income...........................................................         156                219
         Balanced...............................................................          25                 27
         Other..................................................................          71                 89
                                                                                 ----------------  ------------------
         Total..................................................................  $    1,318        $     1,308
                                                                                 ================  ==================

      GMIB:
         Equity.................................................................  $       75        $        69
         Fixed income...........................................................          16                 19
         Other..................................................................           7                  6
                                                                                 ----------------  ------------------
         Total..................................................................  $       98        $        94
                                                                                 ================  ==================

      C) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
          ------------------------------------------------------------------

      The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2009 and 2008, the Company had liabilities of $0.5 million for no lapse guarantees reflected in the General Account in Future policy benefits and other policyholders liabilities.


8)    REINSURANCE AGREEMENTS

      The Company uses a variety of indemnity reinsurance agreements with reinsurers to control its loss exposure. Under the terms of these reinsurance agreements, the reinsurer is obligated to reimburse the Company for the portion of paid claims ceded to it in accordance with the applicable reinsurance agreement. However, the Company remains contingently liable for all benefits payable should the reinsurers fail to meet their obligations to the Company. Life insurance business written by the Company was ceded under various reinsurance contracts. The Company's general practice was to retain no more than $4.0 million of risk on any one person for individual products and $6.0 million for second-to-die products. For its variable annuity products, the Company retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with guaranteed minimum death benefits in excess of the return of premium benefit, which are offered under certain of the Company's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider under the new MONY variable annuity are similarly reinsured. The guaranteed minimum income benefit in the new variable annuity product was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

      The Company reinsures most of its new variable life and universal life policies on an excess of retention basis, retaining up to a maximum of $4.0 million on each single-life policy and $6.0 million on each second-to-die policy. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable up to a combined maximum of $25.0 million on single-life policies and $30.0 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. In addition, for business underwritten by USFL, amounts in excess of its retention were ceded on a yearly renewable term basis. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations.

      At December 31, 2009 and 2008, respectively, reinsurance recoverables related to insurance contracts amounted to $1,196.8 million and $1,233.1 million, of which $333.0 million and $344.9 million relates to one specific reinsurer and $483.0 million and $441.6 million to AXA Bermuda.

      The following table summarizes the effect of reinsurance:


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       690.9       $      738.5       $      773.8
        Reinsurance assumed................................             .7                3.5               11.0
        Reinsurance ceded..................................         (279.2)            (300.4)            (321.4)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       412.4       $      441.6       $      463.4
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        44.7       $       47.8       $       47.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $       286.1       $      363.1       $      319.6
                                                            =================   ================   =================

      Individual Disability Income and Major Medical
      ----------------------------------------------

      Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $0.5 million and $0.6 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $333.0 million and $382.4 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $          .1       $         .2       $         .2
        Incurred benefits related to prior years...........            -                   .1                -
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $          .1       $         .3       $         .2
                                                            =================   ================   =================

        Benefits paid related to current year..............  $         -         $         .1       $         .1
        Benefits paid related to prior years...............             .2                 .2                 .2
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $          .2       $         .3       $         .3
                                                            =================   ================   =================


9)    SHORT-TERM AND LONG-TERM DEBT

      Short-term Debt
      ---------------

      On July 17, 2008, MONY Life was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides MONY Life with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, MONY Life purchased stock to meet its membership requirement ($3.5 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. MONY Life's borrowing capacity with FHLBNY is $250.0 million. As a member of FHLBNY, MONY Life can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

      Long-term Debt
      --------------

      At both December 31, 2009 and 2008, the Company's long-term debt consisted of $1.9 million of 11.25% surplus notes that mature in 2024.


10)   RELATED PARTY TRANSACTIONS

      In September 2007, AXA issued $50.0 million in 5.40% senior unsecured notes to MONY Life. These notes pay interest semiannually and mature on September 30, 2012.

      The Company participates in certain service agreements with AXA Equitable for personnel services, employee benefits, facilities, supplies and equipment that are provided to the Company to conduct its business. The associated costs related to the service agreements are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support the Company. As a result of such allocations, the Company incurred expenses of $68.3 million, $148.8 million and $108.2 million for 2009, 2008 and 2007, respectively. The Company reported a receivable from AXA Equitable of $4.7 million and $4.8 million in connection with its service agreements at December 31, 2009 and 2008, respectively.

      In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with affiliates. The expenses incurred by the Company related to these agreements were $8.9 million, $9.3 million and $9.9 million for 2009, 2008 and 2007, respectively.

      Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retrocedes a quota share portion of these risks to AXA Equitable and, beginning in 2008, MLOA on a one-year term basis. Premiums earned in 2009 and 2008 under this arrangement totaled approximately $1.0 million and $2.5 million, respectively. Claims and expenses paid in the same respective periods in 2009 and 2008 were $1.0 million and $2.1 million, respectively.

      As more fully described in Note 8, the Company ceded new variable and universal life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Bermuda.

      The statements of earnings include certain revenues and expenses ceded to AXA Bermuda under the co-insurance agreement as follows:


                                                                    2009              2008               2007
                                                              ---------------   ----------------   --------------------
                                                                                   (IN MILLIONS)
        REVENUES:
        Premiums............................................. $     (149.7)      $     (166.0)      $      (179.8)
        Other income.........................................         32.0               36.4                37.6
                                                              ---------------   ----------------   --------------------
              Total revenues.................................       (117.7)            (129.6)             (142.2)
                                                              ---------------   ----------------   --------------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits..............................       (158.9)            (163.7)             (166.3)
        Amortization of DAC and VOBA.........................         (4.8)              (5.6)               (5.5)
                                                              ---------------   ----------------   --------------------
              Total benefits and other deductions............       (163.7)            (169.3)             (171.8)
                                                              ---------------   ----------------   --------------------

        Earnings From Continuing Operations
              Before Income Taxes............................ $       46.0       $       39.7       $        29.6
                                                              ===============   ================   ====================

      The Company recorded a receivable of $3.1 million from AXA Bermuda and a payable of $1.7 million to AXA Bermuda in connection with the co-insurance agreement at December 31, 2009 and 2008, respectively.

11)   EMPLOYEE BENEFIT PLANS

      MONY Life has a qualified pension plan covering substantially all of the Company's former salaried employees. The provisions of the plan provide both (a) defined benefit accruals based on: (i) years of service; (ii) the employee's final average annual compensation; and (iii) wage bases or benefits under Social Security; and (b) defined contribution accruals based on a Company matching contribution equal to 100% of the employee's elective deferrals under the incentive savings plan for employees up to 3% of the employee's eligible compensation and an additional 2% of eligible compensation for each active participant. Effective June 15, 1999, prospective defined contribution accruals in the defined benefit plan ceased and were redirected to the Investment Plan Supplement for Employees of MONY Life. The Company did not make any contribution in the current or prior year under Section 404 of the Internal Revenue Code ("IRC") because the plan was fully funded under Section 412 of the IRC. MONY Life also sponsors a non-qualified employee excess pension plan, which provides both defined benefits and defined contribution accruals in excess of Internal Revenue Service ("IRS") limits to certain former employees. The benefits are based on years of service and the employee's final average annual compensation. Pension benefits are paid from the Company's General Account. MONY Life uses a December 31 measurement date for its pension and postretirement benefits.

      On June 27, 2008, AXA Financial announced certain benefit plans changes. Subject to specific grandfathering provisions, active participants in certain MONY Life retirement plans will accrue future benefits under formulas the same as or similar to those provided under AXA Equitable plans. Some of these changes took effect as of October 1, 2008 while others took effect as of January 1, 2009. Also, retiree life coverage for former MONY Life employees and sales force were adjusted to the standard amount offered under the AXA Equitable Group Life Insurance Plan as of January 1, 2009, subject to certain grandfathering provisions.

      In 2006, all of the assets of the qualified pension plan invested in the MONY Pooled Accounts were transferred to separately managed accounts. Benefits of $31.0 million, $32.1 million and $35.0 million were paid by this plan for 2009, 2008 and 2007, respectively.

      Components of net periodic expense for the Company's qualified and non-qualified plans were as follows:


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         5.4       $        7.2       $        8.4
        Interest cost on projected benefit obligations.....           26.4               28.5               28.3
        Expected return on assets..........................          (13.2)             (33.3)             (34.4)
        Net amortization and deferrals.....................           12.1               (1.0)                .7
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $        30.7       $        1.4       $        3.0
                                                            =================   ================   =================

      The plans' Projected Benefit Obligations ("PBO") under the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Projected benefit obligations, beginning of year.......................  $      421.8       $      467.8
        Service cost...........................................................           5.4                7.1
        Interest cost..........................................................          26.4               28.5
        Plan amendments........................................................           -                (21.8)
        Actuarial gains (losses)...............................................          20.4              (23.3)
        Benefits paid..........................................................         (37.7)             (36.5)
                                                                                ----------------   -----------------
        Projected Benefit Obligations, End of Year.............................  $      436.3       $      421.8
                                                                                ================   =================

      The following table discloses the change in plan assets and the funded status of the Company's qualified pension plan:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)
        Pension plan assets at fair value, beginning of year....................   $      205.9      $       401.1
        Actual return on plan assets............................................           17.1             (159.4)
        Contributions...........................................................           25.0                -
        Benefits paid and fees..................................................          (32.6)             (35.8)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................          215.4              205.9
        PBO.....................................................................          436.3              421.8
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets .................................  $      (220.9)     $      (215.9)
                                                                                  ================  =================

      Amounts recognized in the accompanying balance sheets to reflect the funded status of these plans were accrued pension costs of $220.9 million and $215.9 million, at December 31, 2009 and December 31, 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $436.3 million and $215.4 million, respectively, at December 31, 2009, and $421.8 million and $205.9 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $401.2 million and $215.5 million, respectively, at December 31, 2009, and $388.8 million and $205.9 million, respectively, at December 31, 2008. The accumulated benefit obligations for all defined benefit pension plans were $401.2 million and $388.8 million at December 31, 2009 and 2008, respectively.

      The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                                DECEMBER 31,
                                                                                   -------------------------------
                                                                                          2009               2008
                                                                                   ----------------- -------------
                                                                                               (IN MILLIONS)
       Unrecognized net actuarial loss..........................................    $      184.0       $      180.2
       Unrecognized prior service credit........................................           (18.6)             (20.3)
                                                                                    -------------      -------------
          Total.................................................................    $      165.4       $      159.9
                                                                                    =============      =============


      The estimated net actuarial loss and prior service credit expected to be reclassified from accumulated other comprehensive loss and recognized as components of net periodic pension cost over the next year are $14.8 million and $(2.1) million, respectively. The following table discloses the allocation of the fair value of total plan assets category for the qualified plans of the Company.

                                                                                                DECEMBER 31,
                                                                                   ---------------------------------
                                                                                          2009               2008
                                                                                   ----------------- ---------------
                                                                                                 (IN MILLIONS)
       Fixed maturities.........................................................            53.0%              21.9%
       Equity securities........................................................            41.0               74.2
       Short-term investments...................................................             4.0                3.9
       Other....................................................................             2.0                -
                                                                                   ----------------  ---------------
       Total Plan Assets........................................................           100.0%             100.0%
                                                                                   ================  ===============

      The primary investment objective of the Company's qualified plan is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of MONY Life (the "Investment Committee") and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities and fixed maturities at 65% and 25%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

      During fourth quarter 2008, a short-term hedge program was executed by the MONY Life qualified pension plan to minimize further downside equity risk. In anticipation of continued turbulence and volatility in the equity markets, the Investment Committee concluded in 2009 that it would be prudent to continue an equity hedging program for a period of one year.

      The discount rates assumptions used by the Company to measure the benefit obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the Company's qualified and non-qualified pension and postretirement benefit plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                             2009               2008
                                                                                         -------------      -------------
          Discount rates:
            Benefit obligation.......................................................        6.00%              6.50%
            Periodic cost............................................................        6.50%              6.25%(1)

          Rate of compensation increase:
            Benefit obligation and periodic cost.....................................        6.00%              6.00%

          Expected long-term rate of return on plan assets (periodic cost)...........        6.75%              8.50%

          (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

      The expected long-term rate of return assumption on plan assets is based upon the target asset assumption of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflects lower overall asset performance expectations and the revised asset allocation strategy implemented in January 2009.

      The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") based on years of service and age for certain retired employees and field underwriters of the Company. Assumed health care cost trend rates typically have a significant effect on the amounts reported for health care plans, however, under the Company's postretirement healthcare plan, there is a per capita limit on the Company's healthcare costs. As a result, a one-percentage point change in the assumed healthcare cost trend rates would have an immaterial effect on amounts reported.

      Components of the Company's net postretirement benefits costs follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service costs......................................  $          .1       $         .1       $         .2
        Interest cost......................................            4.7                4.8                4.8
        Net amortization and deferrals.....................           (1.6)              (1.8)              (1.7)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $         3.2       $        3.1       $        3.3
                                                            =================   ================   =================

      Changes in the accumulated benefits obligation of the Company's postretirement plans recognized in the accompanying consolidated financial statements are described in the following table:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Accumulated postretirement benefits obligation,
          beginning of year....................................................  $       75.2       $       80.3
        Service cost...........................................................            .1                 .1
        Interest cost..........................................................           4.7                4.8
        Benefits paid..........................................................          (5.9)              (8.2)
        Medicare Part D Subsidy................................................            .7                -
        Actuarial losses (gains)...............................................           2.3               (1.0)
        Plan amendments........................................................           -                  (.8)
                                                                                ----------------   -----------------
        Accumulated Postretirement Benefits Obligation, End of Year............  $       77.1       $       75.2
                                                                                ================   =================


      The following table discloses the amounts included in accumulated other comprehensive loss at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic postretirement benefits cost.

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)
        Unrecognized net actuarial gain...................................   $        (15.5)      $        (19.3)
        Unrecognized prior service credit.................................             (3.2)                (3.4)
                                                                            -------------------  -------------------
             Total........................................................   $        (18.7)      $        (22.7)
                                                                            ===================  ===================

      The estimated net actuarial loss and negative prior service cost estimated to be reclassified from accumulated other comprehensive loss and recognized as components of net periodic postretirement benefit cost over the next year are $1.2 million and $0.2 million, respectively.

      The assumed discount rates for measuring the postretirement benefit obligations at December 31, 2009 and 2008 were determined in substantially the same manner as earlier described for measuring the pension benefit obligations. The following table discloses the weighted-average assumptions used to measure the Company's postretirement benefit obligations and related net periodic cost at and for the years ended December 31, 2009 and 2008.


                                                        2009           2008
                                                    --------------  ------------
       Discount rates:
         Benefit obligation.......................      6.00%          6.50%
         Periodic cost............................      6.50%          6.25%(1)



      The postretirement healthcare plans of the Company reflected an anticipated subsidy from Medicare Part D, which is assumed to increase with the healthcare cost trend. Since the subsidy is used to offset the plans' obligations, an increase in the healthcare cost trend rate results in a decrease in the liability and the corresponding expense. If the healthcare cost trend rate assumptions were increased by 1.0%, the accumulated postretirement benefits obligation as of December 31, 2009 would be decreased by 0.4% and a decrease of 0.2% on the sum of the service cost and interest cost.

      The following table sets forth an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.


                                                                      POSTRETIREMENT BENEFITS
                                     ------------------------------------------------------------------------
                                                                           HEALTH
                                                 ------------------------------------------------------------
                                                       GROSS              ESTIMATED                NET
                         PENSION        LIFE         ESTIMATED         MEDICARE PART D          ESTIMATED
                         BENEFITS    INSURANCE        PAYMENT             SUBSIDY                PAYMENT
                      ------------- -------------- ---------------- ---------------------  ------------------
                                                                  (IN MILLIONS)
2010.................. $      23.3  $       2.0    $       5.2       $          .8         $       4.4
2011..................        23.7          2.0            5.1                  .9                 4.2
2012..................        24.1          2.1            4.9                  .9                 4.0
2013..................        24.7          2.1            4.8                 1.0                 3.8
2014..................        25.7          2.2            4.6                 1.0                 3.6
Years 2015-2019.......       143.7         11.1           20.9                 5.7                15.2


12)   SHARE-BASED AND OTHER COMPENSATION PROGRAMS

      The Company is allocated expenses from AXA Equitable related to the Company's use of AXA Equitable's personnel. Included are expenses related to share-based compensation. For 2009, 2008 and 2007, respectively, the Company recognized expenses associated with these programs of $1.6 million, $1.5 million and $8.0 million.

      As of December 31, 2009, approximately $0.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

13)   NET INVESTMENT INCOME AND INVESTMENT LOSSES, NET

      The sources of Net investment income follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $       431.4       $      452.1       $      472.6
        Mortgage loans on real estate......................           97.6              102.5              104.8
        Equity real estate.................................            -                  -                  9.9
        Other equity investments...........................          (28.2)              (9.0)              22.8
        Policy loans.......................................           68.4               66.7               66.4
        Other investment income............................           (7.0)              37.3               25.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................          562.2              649.6              701.5

        Investment expenses................................          (16.7)             (19.5)             (31.7)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $       545.5       $      630.1       $      669.8
                                                            =================   ================   =================

      Investment losses, net including changes in the valuation allowances, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $       (81.4)      $     (124.8)      $      (39.0)
        Mortgage loans on real estate......................          (18.4)               5.5                1.6
        Equity real estate.................................            -                  -                  5.6
        Other equity investments...........................            -                 (1.6)                .4
        Other..............................................          (14.7)                .1                (.1)
                                                            -----------------   ----------------   -----------------
        Investment Losses, Net.............................  $      (114.5)      $     (120.8)      $      (31.5)
                                                            =================   ================   =================

      Writedowns of fixed maturities amounted to $109.5 million, $118.5 million and $37.1 million for 2009, 2008 and 2007, respectively. In 2009, an $18.8 million valuation allowance was recorded on mortgage loans on real estate; there were no valuation allowances recorded on mortgage loans on real estate in 2008 and 2007. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007.

      For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $489.0 million, $154.2 million and $302.0 million. Gross gains of $66.8 million, $1.6 million and $0.6 million and gross losses of $39.8 million, $8.1 million and $8.2 million were realized on these sales for 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2009, 2008 and 2007 amounted to $829.1 million, $(706.4) million and $(57.2) million, respectively.

      Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

      The net unrealized investment losses included in the balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, on a line by line basis, follow:


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, beginning of year......................... $       (385.3)     $       (69.8)     $       (25.1)
        Changes in unrealized investment gains (losses)....          832.0             (710.8)             (61.0)
        Changes in unrealized investment (losses) gains
          attributable to:
           Closed Block policyholder dividend obligation
            and other......................................         (169.7)              79.4              (16.4)
           DAC and VOBA....................................         (170.6)             144.3                9.3
           Deferred income taxes...........................         (171.9)             171.6               23.4
                                                            -----------------   ----------------   -----------------
        Balance, End of Year............................... $        (65.5)     $      (385.3)     $       (69.8)
                                                            =================   ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
           Unrealized investment losses on:
              Fixed maturities.............................  $       (30.2)      $     (862.2)      $     (151.8)
              Other equity investments.....................             .1                 .1                 .4
                                                            -----------------   ----------------   -----------------
              Total........................................          (30.1)            (862.1)            (151.4)
           Amounts of unrealized investment (losses) gains
              attributable to:
              Closed Block policyholder dividend
                 obligation and other......................          (66.4)             103.3               23.9
              DAC and VOBA.................................           (5.6)             165.0               20.7
              Deferred income taxes........................           36.6              208.5               37.0
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       (65.5)      $     (385.3)      $      (69.8)
                                                            =================   ================   =================


14)   INCOME TAXES

      A summary of the income tax (benefit) expense in the statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax (benefit) expense:
          Current expense (benefit)........................  $        52.2       $      (52.1)      $      115.3
          Deferred (benefit) expense ......................          (58.2)              34.0              (62.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        (6.0)      $      (18.1)      $       53.1
                                                            =================   ================   =================

      The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Tax at statutory rate..............................  $        (1.2)      $        5.7       $       55.2
        AllianceBernstein income and foreign tax...........           (0.2)              (6.3)               -
        Dividends received deduction.......................           (4.6)              (1.5)              (1.5)
        Foreign loss disallowance..........................            0.1                1.7                 .9
        IRS interest.......................................            0.9                -                  4.9
        Tax settlement/accrual adjustment..................            -                (15.6)               -
        Officers life insurance............................           (0.6)              (1.5)              (3.7)
        Meals and entertainment............................            1.6                 .1                 .1
        Low income housing credit..........................           (2.1)               (.5)              (3.5)
        Other..............................................            0.1                (.2)                .7
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $        (6.0)      $      (18.1)      $       53.1
                                                            =================   ================   =================

      On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statute governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61 and the U.S. Department of the Treasury ("Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

      The components of the net deferred Federal income taxes are as follows:


                                                      December 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $    124.1       $        -        $     147.7       $      -
        Reserves and reinsurance...............        33.1                -               22.3              -
        DAC....................................        19.5                -               29.9              -
        VOBA...................................         -                178.4              -               210.0
        Investments............................       195.3                -              371.1               -
        Intangible assets......................         -                  3.8              -                 4.1
        Fixed assets and software..............         9.5                -               10.0               -
        Policyholder dividends.................        42.4                -               42.4               -
        Non-life subsidiaries..................        53.8                -               46.2               -
        Valuation allowance ...................       (40.0)               -              (40.0)              -
        Other..................................         8.3                -                6.2               -
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $    446.0       $      182.2      $     635.8       $     214.1
                                                ===============  ================  ===============   ===============

      At December 31, 2009, the Company had no Federal tax loss carryforwards.

      Included in the above table is a valuation allowance in the amount of $40.0 million related to deferred tax assets arising from differences between the book and tax bases of the Company's investments in foreign subsidiaries. Management has determined that it is more likely than not that the tax benefits related to these differences will not be realized.

      The IRS completed its examination of tax years 2002 through July 8, 2004, the date of MONY's acquisition by AXA Financial, and issued a Revenue Agent's Report during the third quarter of 2008 that covered tax years 2002 through July 8, 2004 as well as amended returns for tax years 1998 through 2001. The Company agreed to all of the proposed adjustments.

      At December 31, 2009, the total amount of unrecognized tax benefits was $65.9 million, of which $48.4 million would affect the effective rate. At December 31, 2008, the total amount of unrecognized tax benefits was $58.1 million, of which $44.1 million would affect the effective rate.

      The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $10.6 million and $8.6 million, respectively. Tax expense for 2009, 2008 and 2007 reflected $2.0 million, $8.0 million and $4.9 million, respectively.

      A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                                   2009              2008                2007
                                                                            -----------------  -----------------  -----------------
                                                                                                 (IN MILLIONS)
        Balance, beginning of year........................................   $         49.5     $         73.1     $        129.8
        Additions for tax positions of prior years........................              5.8               10.3               13.7
        Reductions for tax positions of prior years.......................              -                 (4.2)             (22.4)
        Additions for tax positions of current year.......................              -                  2.0                9.5
        Reductions for tax positions of current year......................              -                  -                 (1.0)
        Settlements with tax authorities..................................              -                (31.7)             (56.5)
                                                                            -----------------  -----------------  -----------------
        Balance, End of Year..............................................   $         55.3     $         49.5     $         73.1
                                                                            =================  =================  =================

      IRS examinations for periods subsequent to July 8, 2004, the date of the Company's acquisition by AXA Financial, are expected to commence in 2010.

      It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months due to the conclusion of the current IRS audits. The possible change in the amounts of unrecognized tax benefits cannot be estimated at this time.


15)   DISCONTINUED OPERATIONS

      The Company's discontinued operations include equity real estate held-for-sale and Enterprise. The following table reconciles the (Losses) earnings from discontinued operations, net of income taxes and Gains (losses) on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for 2009, 2008 and 2007:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)
       (LOSSES) EARNINGS FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale.....................................  $     -        $      .2      $     .1
       Enterprise....................................................        1.1           (3.5)         (3.4)
                                                                      -------------  ------------   -------------
         Total.......................................................  $     1.1      $    (3.3)     $   (3.3)
                                                                      =============  ============   =============

       GAINS (LOSSES) ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held-for-sale.....................................  $     -        $     -        $    (.1)
       Enterprise....................................................        -              1.3          (6.3)
                                                                      -------------  ------------   -------------
       Total.........................................................  $     -        $     1.3      $   (6.4)
                                                                      =============  ============   =============

      Disposal of Businesses
      ----------------------

      In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multimanager Funds Trust, AXA Enterprise Funds Trust and The Enterprise Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007 $9.7 million pre-tax ($6.3 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds; no additional costs were reported for 2008. Proceeds received in 2008 and 2007, respectively, on the disposition of the AXA Enterprise Funds totaled $3.3 million and $7.4 million.

      In 2007 impairments of $9.7 million pre-tax ($6.3 million post-tax) were recorded on intangible assets associated with investment management and distribution contracts based upon fair value. At December 31, 2009 and 2008, respectively, total assets related to these operations of zero and $12.4 million were included in Other assets while total liabilities related to these operations of zero and $3.2 million were included in Other liabilities.

      Amortization expense related to the AXA Enterprise Funds intangible assets totaled $1.4 million for 2007.


16)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

      Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Unrealized losses on investments..................  $        (54.0)     $      (385.3)     $       (69.8)
        Defined benefit pension and other
          postretirement plans............................           (95.9)             (89.0)              10.0
        Impact of implementing new accounting guidance,
          net of income taxes.............................           (11.5)               -                  -
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Loss .............................  $       (161.4)     $      (474.3)     $       (59.8)
                                                            =================   ================   =================

      The components of other comprehensive income (loss) for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net unrealized gains (losses) on investments:
            Net unrealized gains (losses)
              arising during the period...................   $       871.3       $     (718.7)      $       (62.5)
           (Gains) losses reclassified into net earnings
              during the period...........................           (27.8)               7.9                 1.5
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments......           843.5             (710.8)              (61.0)
        Adjustments for policyholders liabilities, DAC
           and VOBA, deferred income taxes and other......          (512.2)             395.3                16.3
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
            net of adjustments............................           331.3             (315.5)              (44.7)
        Change in defined benefit pension and other
            postretirement plans..........................            (6.9)             (99.0)                 .1
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income (Loss)...........   $       324.4       $     (414.5)      $       (44.6)
                                                            =================   ================   =================

17)   COMMITMENTS AND CONTINGENT LIABILITIES

      Debt Maturities
      ---------------

      At December 31, 2009, the entire long-term debt balance of $1.9 million matures in 2024.

      Leases
      ------

      The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable operating leases for 2010 and the four successive years are $12.1 million, $12.6 million, $12.9 million, $13.1 million, $13.0 million and $18.1 million thereafter. Minimum future sublease rental income on these noncancelable operating leases for 2009 and the four successive years is $9.8 million, $11.1 million, $11.2 million, $11.2 million, $11.2 million and $15.4 million thereafter.

      MONY Acquisition
      ----------------

      Set forth below is certain information regarding the liabilities recorded in connection with the Company's purchase adjustments. These liabilities are included in Other liabilities on the Company's consolidated balance sheets.

                                                                                           OTHER
                                                                                        CONTRACTUAL
                                                   SEVERANCE           LEASES           OBLIGATIONS          TOTAL
                                                 ---------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        Balance at January 1, 2007...........     $        2.7      $       34.1       $       17.4       $       54.2
          Payments...........................              (.7)             (8.9)              (2.4)             (12.0)
          Change in reserve estimate.........              -                  -                 1.7                1.7
                                                 --------------   -----------------   ---------------    ---------------
        Balance at December 31, 2007.........              2.0              25.2               16.7               43.9
          Payments...........................             (1.1)             (7.0)              (4.5)             (12.6)
          Change in reserve estimate.........              -                  -                (1.1)              (1.1)
                                                 --------------   -----------------   ---------------    ---------------
        Balance at December 31, 2008.........               .9              18.2               11.1               30.2
          Payments...........................              -                (4.7)              (3.2)              (7.9)
          Change in reserve estimate.........              -                 -                 (3.2)              (3.2)
                                                 --------------   -----------------   ---------------    ---------------
        Balance at December 31, 2009.........    $          .9      $       13.5      $         4.7       $       19.1
                                                 ==============   =================   ================   ===============

      Guarantees and Other Commitments
      --------------------------------

      The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide $41.7 million in equity financing to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

      The Company had $10.5 million of undrawn letters of credit related to reinsurance at December 31, 2009 of which $10.0 million was guaranteed by AXA Financial. The Company had $1.3 million in commitments under existing mortgage loan agreements at December 31, 2009.


18)   LITIGATION

      MONY Life and certain of its subsidiaries are involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MONY Life's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

19)   STATUTORY FINANCIAL INFORMATION

      MONY Life is restricted as to the amounts it may pay as dividends to AEFS LLC. Under New York Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit MONY Life to pay shareholder dividends not exceeding $72.9 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, MONY Life's statutory net gain was $44.6 million, $2.9 million and $130.4 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $777.5 million and $578.1 million at December 31, 2009 and 2008, respectively. In 2009, 2008 and 2007, respectively, MONY Life paid zero, $95.0 million and $80.0 million in shareholder dividends.

      At December 31, 2009, MONY Life, in accordance with various government and state regulations, had $7.2 million of securities deposited with such government or state agencies.

      At December 31, 2009 and for the year then ended, there was no difference in net income resulting from practices prescribed and permitted by the State of New York and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2008.

      Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP;
      (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities, including VOBA and intangible assets are required for U.S. GAAP purchase accounting.

                                                                      APPENDIX A

                         DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

     Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     AAA -- An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA -- An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, AND C -- Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The "AA" to "CCC" ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     N.R.: Not rated.

     i: The letter "i" subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The "i" subscript indicates that the rating addresses the interest portion of the obligation only. The "i" subscript will always be used in conjunction with the "p" subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

     L: Ratings qualified with "L" apply only to amounts invested up to federal deposit insurance limits.

     p: The letter "p" subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The "p" subscript indicates that the rating addresses the principal portion of the obligation only. The "p" subscript will always be used in conjunction with the "i" subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp N.R.i" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

     pi: Ratings with a "pi" subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and are therefore based on less comprehensive information than ratings without a "pi" subscript. Ratings with a "pi" subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

     pr: The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUER CREDIT RATINGS

     A-1 -- An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

     A-2 -- An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

     A-3 -- An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

     B -- An obligor rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

     C -- An obligor rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for it to meet its financial commitments.

     R -- An obligor rated "R" is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of regulatory supervision on specific issues or classes of obligations.

     SD AND D -- An obligor rated "SD" (selective default) or "D" has failed to pay one or more of its financial obligations (rated or unrated) when it came due. A "D" rating is assigned when Standard & Poor's believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An "SD" rating is assigned when Standard & Poor's believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. Please see Standard & Poor's issue credit ratings for a more detailed description of the effects of a default on specific issues or classes of obligations.

     N.R. -- An issuer designated N.R. is not rated.

COMMERCIAL PAPER

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

     A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

     A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B -- Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

MOODY'S

LONG-TERM OBLIGATION RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A -- Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa -- Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B -- Obligations rated B are considered speculative and are subject to high credit risk.

     Caa -- Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca -- Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C -- Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL AND TAX-EXEMPT RATINGS

     Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale.

     Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     Aaa -- Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Aa -- Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     A -- Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Baa -- Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ba -- Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     B -- Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Caa -- Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Ca -- Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     C -- Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     P-1 -- Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     P-2 -- Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     P-3 -- Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     NP -- Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                      (This page intentionally left blank)

13451 SA (Rev. 5/10)

                                     PART C
                                OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements and Exhibits included in Part B:
(1)  With respect to Keynote Series Account ("Keynote")
     Report of Independent Registered Public Accounting Firm
     Statements of Assets and Liabilities as of December 31, 2009
     Statements of Operations for the year ended December 31, 2009
     Statements of Changes in Net Assets for the years ended
       December 31, 2009 and 2008
     Notes to financial statements
(2)  With respect to MONY Life Insurance Company
     Report of Independent Registered Public Accounting Firm
     Consolidated Balance Sheets for the years ended December 31,
       2009 and 2008
     Consolidated Statements of Operations for the years ended
       December 31, 2008 and 2009
     Consolidated Statements of Shareholder's Equity for the years ended December 31, 2009, 2008 and 2007
     Consolidated Statements of Cash Flows for the years ended
       December 31, 2008 and 2009
     Notes to Consolidated Financial Statements
(3) Financial Statements of Transamerica Partners Portfolios as audited by PricewaterhouseCoopers LLP are incorporated herein by reference to the Transamerica Partners Portfolios Annual
     Report on Form N-CSR for the year ended 12/31/2009 as filed with the Commission on March 9, 2010.



     (b)  Exhibits


          (1)  Resolution establishing Keynote Separate Account.(3)

          (2)  Not applicable.
          (3)  Principal underwriting agreement.(1)

          (4)  Form of annuity contract.(3)


          (5)  Form of application.(3)

          (6) (a) Restated Charter of MONY Life Insurance company (as amended July 22, 2004).(2)
          (6)  (b) By-laws of MONY Life Insurance Company (as amended July 22,
                   2004).(2)

          (7)  Reinsurance contract.(3)

          (8)  Not applicable.

          (9)  Opinion of counsel.(3)


          (10) (a) Consent of Independent Registered Public Accounting Firm filed herewith.


          (10) (b) Powers of Attorney filed herewith.

          (11) Not applicable.
          (12) Not applicable.

          Notes:
          (1) Incorporated herein by reference to post-effective amendment No. 4 to the registration statement on Form N-6 (333-104156), filed on April 28, 2005.
          (2) Incorporated by reference to post-effective amendment no. 16 to registration statement on Form N-4 (Reg. No. 333-72714) filed on April 22, 2005.



          (3) Incorporated by reference to post-effective amendment No. 28 to the registration statement on Form N-4 (File No. 33-19836) filed on April 27, 2007.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     *The business address for all officers and directors of MONY Life Insurance Company ("MONY") is 1290 Avenue of the Americas, New York, New York 10104.

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
DIRECTORS
Henri de Castries                              Director
AXA
25, Avenue Matignon
75008 Paris, France
Denis Duverne                                  Director
AXA
25, Avenue Matignon
75008 Paris, France
Charlynn Goins                                 Director
30 Beekman Place, Apt. 8A
New York, NY 10022
Anthony J. Hamilton                            Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD
Peter S. Kraus                                 Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105
Mary R. (Nina) Henderson                       Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028
James F. Higgins                               Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ 07311
Scott D. Miller                                Director
SSA & Company
315 East Hopkins Avenue
Suite 401
Aspen, CO 81611
Joseph H. Moglia                               Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127
Lorie A. Slutsky                               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
Ezra Suleiman                                  Director
Princeton University
Corwin Hall
Princeton, NJ 08544
Peter J. Tobin                                 Director
1 Briarwood Lane
Denville, NJ 07834
OFFICER-DIRECTORS
*Christopher M. Condron                        Chairman of the Board,
                                               President, Chief Executive
                                               Officer and Director
OTHER OFFICERS
*Harvey Blitz                                  Senior Vice President
*Kevin R. Byrne                                Executive Vice President,
                                               Chief Investment Officer
                                               and Treasurer
*Dave S. Hattem                                Senior Vice President and
                                               Deputy General Counsel
*Alvin H. Fenichel                             Senior Vice President and
                                               Chief Accounting Officer
*Jennifer Blevins                              Executive Vice President
*Richard S. Dziadzio                           Executive Vice President
                                               and
                                               Chief Financial Officer
*Barbara Goodstein                             Executive Vice President
*Andrew J. McMahon                             Executive Vice President
*Claude Methot                                 Executive Vice President
*Andrew Raftis                                 Senior Vice President and
                                               Auditor
*James F. Mullery                              Senior Vice President
*Kevin E. Murray                               Executive Vice President
                                               and
                                               Chief Information Officer
*Karen Field Hazin                             Vice President, Secretary
                                               and
                                               Associate General Counsel
*Richard V. Silver                             Executive Vice President
                                               and
                                               General Counsel
*Naomi J. Weinstein                            Vice President
*Charles A. Marino                             Executive Vice President
                                               and
                                               Chief Actuary
*James A. Shepherdson                          Executive Vice President
*Mary Fernald                                  Senior Vice President and
                                               Chief Underwriting Officer
*David Kam                                     Senior Vice President and
                                               Actuary
*Michel Perrin                                 Senior Vice President and
                                               Actuary
*Anne Katcher                                  Senior Vice President and
                                               Senior Actuary

NAME AND PRINCIPAL                             POSITIONS AND
BUSINESS ADDRESS                               OFFICES WITH MONY
------------------                             -----------------
*Anthony F. Recine                             Senior Vice President,
                                               Chief Compliance Officer
                                               and
                                               Associate General Counsel


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company.


     The AXA Organizational Charts are incorporated by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4 filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

ITEM 27.  NUMBER OF CONTRACTHOLDERS/PARTICIPANTS




                                                       NUMBER OF CONTRACTHOLDERS
SUBACCOUNT                                                AS OF MARCH 31, 2010
----------                                             -------------------------
Balanced.............................................              31
Calvert..............................................              19
Core Bond............................................              11
Inflation-Protected Securities.......................              10
Large Growth.........................................              58
Large Value..........................................              60
Money Market.........................................              10



ITEM 28.  INDEMNIFICATION

     (a) Indemnification of Officers and Directors

     The by-laws of the MONY Life Insurance Company ("MONY") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees.

          (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

          (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law sec.sec.721-726; Insurance Law sec.1216).


     The directors and officers of MONY Life Insurance Company are insured under policies issued by X.L. Insurance Company, ACE Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, AXIS Insurance Company, Chubb Insurance Company and St. Paul Travelers. The annual limit on such policies is $150 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.


     (b) Indemnification of Principal Underwriter

     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof AXA Advisors, LLC has undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

     (c) Undertaking

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

     (a) The principal underwriter for the Registrant is AXA Advisors, LLC ("AXA Advisors").

     In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A, I, and MONY's Variable Account S. The principal business address of AXA Advisors is 1290 Avenue of the Americas, New York, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC as applicable.

     AXA ADVISORS, LLC



                                                       POSITIONS AND OFFICES WITH
NAME AND PRINCIPAL                                     UNDERWRITER
BUSINESS ADDRESS                                       (AXA ADVISORS LLC)
------------------                                     --------------------------
*Harvey E. Blitz                                       Director and Senior Vice
                                                       President

*Andrew J. McMahon                                     Chairman of the Board and
                                                       Director

*Christine Nigro                                       President and Director

*Richard S. Dziadzio                                   Director

*Barbara Goodstein                                     Director

*James A. Shepherdson                                  Director

*William Degnan                                        Senior Vice President

 Jeffrey Green                                         Senior Vice President
 4251 Crums Mill Road
 Harrisburg, PA 17112

*Kevin R. Byrne                                        Executive Vice President and
                                                       Treasurer

*Philip Pescatore                                      Chief Risk Officer

*Patricia Roy                                          Chief Compliance Officer

*Francesca Divone                                      Secretary

*Maurya Keating                                        Vice President and Associate
                                                       General Counsel

*Anthony Sages                                         Chief Sales Officer

*Susan Vesey                                           Assistant Secretary

     (c) The information under "Distribution of the Contracts" in the prospectus and "Sale of the Contracts/Principal Underwriter" in the Statement of Additional Information in this registration statement is incorporated herein by reference.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are primarily maintained by MONY Life Insurance Company, in whole or in part, at its principal offices at 1290 Avenue of the Americas, New York, New York 10104; and at its Operations Center at 100 Madison Street, Syracuse, New York 13221.

ITEM 31.  MANAGEMENT SERVICES

     Not applicable.

ITEM 32.  UNDERTAKINGS

     (a) Registrant hereby undertakes to file post-effective amendments to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for as long as payments under the group variable annuity contract may be accepted;

     (b) Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

     (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

     Registrant and MONY Life Insurance Company represent that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by MONY Life Insurance Company.

                                   SIGNATURES


     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 30(th) day of April, 2010.


                              Keynote Series Account
                                   (Registrant)

                              MONY Life Insurance Company
                                      (Depositor)

                              By:               /s/ DODIE KENT
                                  ----------------------------------------------
                                  Dodie Kent
                                  Vice President and Associate General Counsel
                                  MONY Life Insurance Company

     As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

Principal Executive
Officers:
*Christopher M. Condron         Chairman of the Board, President,
                                Chief Executive Officer and Director

Principal Financial
Officer:
*Richard S. Dziadzio            Chief Financial Officer and
                                Executive Vice President

Principal Accounting
Officer:
*Alvin H. Fenichel              Senior Vice President and Chief Accounting
                                Officer




*Directors:

Christopher M. Condron            Mary R. (Nina) Henderson          Scott D. Miller
Henri de Castries                 James F. Higgins                  Joseph H. Moglia
Denis Duverne                     Anthony J. Hamilton               Lorie A. Slutsky
Charlynn Goins                    Peter S. Kraus                    Erza Suleiman
                                                                    Peter J. Tobin


*By:            /s/ DODIE KENT
     ----------------------------------------
     Dodie Kent
     Attorney-in-Fact


April 30, 2010

                                   SIGNATURES


     Transamerica Partners Portfolios has duly caused this Post Effective Amendment to the Registration Statement on Form N-4 of Keynote Series Account to be signed on its behalf by the undersigned thereunto duly authorized, in the City of St. Petersburg, State of Florida, on the 30(th) day of April, 2010.


                                  TRANSAMERICA PARTNERS PORTFOLIOS

                                              /s/ JOHN K. CARTER
                                  ---------------------------------
                                                  John K. Carter
                                       President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 of Keynote Series Account has been signed below by the following persons in the capacities indicated on the 30(th) day of April, 2010.




              SIGNATURES                                    TITLE
              ----------                                    -----
        /s/ JOHN K. CARTER                Chairperson, Trustee, President and
--------------------------------------    Chief Executive Officer of the Board of
            John K. Carter                Trustees of the Portfolios


       */s/  SANDRA N. BANE               Trustee of the Portfolios
--------------------------------------
            Sandra N. Bane

        */s/  LEO J. HILL                 Trustee of the Portfolios
--------------------------------------
              Leo J. Hill

       */s/  DAVID W. JENNINGS            Trustee of the Portfolios
--------------------------------------
           David W. Jennings

   */s/  RUSSELL A KIMBALL, JR.           Trustee of the Portfolios
--------------------------------------
        Russell A Kimball, Jr.

     */s/  EUGENE M. MANNELLA             Trustee of the Portfolios
--------------------------------------
          Eugene M. Mannella

      */s/  NORM R. NIELSEN               Trustee of the Portfolios
--------------------------------------
            Norm R. Nielsen

    */s/  JOYCE GALPERN NORDEN            Trustee of the Portfolios
--------------------------------------
         Joyce Galpern Norden

     */s/  PATRICIA L. SAWYER             Trustee of the Portfolios
--------------------------------------
          Patricia L. Sawyer

      */s/  JOHN W. WAECHTER              Trustee of the Portfolios
--------------------------------------
           John W. Waechter



*By     /s/ DENNIS P. GALLAGHER
     ---------------------------------
            Dennis P. Gallagher
              Attorney-in-Fact

                                  EXHIBIT INDEX



EXHIBIT
NO.                                    DESCRIPTION
-------                                -----------
10(a)      Consent of Independent Registered Public Accounting Firm
10(b)      Powers of Attorney